UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07739

        Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

      Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Andrew E. Oliva

The Northern Trust Company

333 South Wabash Ave

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

     New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (877) 435-8105

Date of fiscal year end:  10/31

Date of reporting period:  04/30/2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Family of Mutual Funds Global Equity Portfolio Advisor (HLMGX), Institutional (HLMVX), and Institutional Class Z (HLGZX) Classes International Equity Portfolio Investor (HLMNX), Institutional (HLMIX), and Institutional Class Z (HLIZX) Classes International Developed Markets Equity Portfolio Institutional Class (HLIDX) International Carbon Transition Equity Portfolio Institutional Class (HLCTX) International Small Companies Portfolio Investor (HLMSX), Institutional (HLMRX), and Institutional Class Z (HLRZX) Classes Institutional Emerging Markets Portfolio Institutional (HLMEX) and Institutional Class Z (HLEZX) Classes Emerging Markets Portfolio Advisor Class (HLEMX) Emerging Markets ex China Portfolio Institutional Class (HLXCX) Chinese Equity Portfolio Institutional Class (HLMCX) Frontier Emerging Markets Portfolio Investor (HLMOX), Institutional Class (HLFMX), and Institutional Class Z (HLFZX) Classes Semi-Annual Commentary Fundamental. Thinking. Worldwide. Harding, Loevner Funds, Inc. April 30, 2024 Beginning with the shareholder report for the fiscal year ending October 31, 2024, the Fund will prepare and transmit to shareholders “tailored shareholder reports” under applicable Securities and Exchange Commission (SEC) regulations. Under these regulations, the Fund’s shareholder reports must be delivered as paper copies unless you elect to receive shareholder reports electronically. Financial statements will no longer be included in the shareholder reports but will be available at HardingLoevnerFunds.com or at SEC.gov. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. Instructions to do so can be found on page 2 of this report, under “Receive Investor Materials Electronically.” We encourage you to select electronic delivery. You will receive information more quickly and help reduce environmental impact and Fund costs. Electronic communication preferences can be changed at any time. If you have already elected to receive shareholder reports electronically, there will be no change in how you receive your information, and you need not take any action. The Prospectus, SAI, and the Fund’s annual and semi-annual reports are available free of charge on Harding Loevner’s website at HardingLoevnerFunds.com. Reports and other information about the Fund are also available on the EDGAR database via SEC.gov or by electronic request at the following e-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted. As with all mutual funds, the SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Harding, Loevner Funds, Inc.

Global equity investing is Harding Loevner’s exclusive focus. Through Harding, Loevner Funds, Inc. it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

Receive Investor Materials Electronically

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

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2	Letter to Our Shareholders

4	Global Equity Portfolio

8	International Equity Portfolio

12	International Developed Markets Equity Portfolio

16	International Carbon Transition Equity Portfolio

20	International Small Companies Portfolio

24	Emerging Markets Portfolio

28	Emerging Markets ex China Portfolio

32	Chinese Equity Portfolio

36	Frontier Emerging Markets Portfolio

Must be preceded or accompanied by a current Prospectus.

Read the Prospectus carefully before you invest or send money.

Quasar Distributors, LLC, Distributor

Letter To Our Shareholders

April 30, 2024

David Loevner, CFA

Chairman of the Funds and Adviser

Aaron Bellish

Chief Executive Officer of the Adviser

Ferrill Roll, CFA

Chief Investment Officer of the Adviser

Our investment philosophy—focusing on high-quality companies with promising growth prospects and acquiring their shares at reasonable prices—has been tested of late. Although the market has been harsh on the stocks of faster-growing companies, those of high-quality businesses have weathered the storm more effectively. With the relative shellacking that investors in high-quality, fast-growing companies have taken in the past two to three years, it’s timely to review why we insist on high business quality in the companies we pursue for investment. Although our preference was established in our beliefs and investing habits more than 30 years ago, the empirical evidence pointing to an enduring return premium for high quality came later, and theories as to why, later still. Our belief has been that high-quality businesses will weather difficult or shifting economic environments better than most, and that our confidence in their operational resilience would allow us to hold on to our investments in their shares during periods of stock market turmoil—which usually overlap with those inevitable, yet unpredictable, economic stresses. With that confidence, we could keep our heads while those around us were losing theirs, sometimes even picking up bargains being thrown out in the general panic. Staying invested in the market, so as not to miss rebounds and uptrends, was the idea, along with avoiding large losses in the downturns.

The conundrum is why such a return premium for high quality exists at all, if markets are weakly efficient. Academia hasn’t coalesced around a single cause, as noted recently by our own Edmund Bellord in a piece called “A Quality Problem” that you can read on our website. But, at the risk of exhibiting confirmation bias, the explanation we like best is a behavioral one: Investors, far from being perfectly rational optimizers, are attracted to novelty, the

“new, new, thing” in Silicon Valley’s parlance from the late 1990s. Even worse, they often fear missing out on that next big thing, the (insert your latest investment theme here)—and we believe that leaves the field wide open for investors willing to be bored by steadier returns from shares in more prosaic, but sustainably profitable, companies. There is also the generally poor understanding of investment arithmetic that manifests itself in hyperbolic discounting of far-away returns in favor of near-term ones. That illiteracy may also cause investors to overlook the arithmetical difficulty of recouping large drawdowns in a long-term return series, or the benefits of only suffering smaller ones. Moreover, the sheer durability of the businesses we invest in offers a chance to trade less frequently, which reduced the chance of missing sudden market gains, while reducing both taxes paid and transaction costs incurred.

It’s not just our preference for high quality that is grounded in the key findings of behavioral finance, but also many facets of and structures in our investment process. Having a process in the first place is meant to put guardrails on our human tendencies to seek novelty, extrapolate recent trends, succumb to halo effects, or abandon discipline when we fear missing out on great new ideas.

That philosophy and process is currently challenged by the staggeringly rapid advances in the development of artificial intelligence (AI), which promises to revamp much of the economy, if not society itself over the next couple of decades. As we wrote in our International Equity Strategy Quarterly Report in December 2023, AI is likely to be the latest illustration of Amara’s Law—that the effects of technological advances are overestimated in the short run but underestimated in the long run. It’s tempting to get caught up by dramatically expanding estimates of markets that can be addressed by AI applications, but those initial estimates tend to ignore both hurdles to implementation and competitors elbowing their way to a share of the economic pie, let alone government regulation (always late to the game, but usually intrusive in the end).

We, too, are attracted to the growth opportunities afforded to the early leaders in this field, and some of those leaders are held in our portfolios. But our process demands that we analyze the competitive structure of the industry for potential risks, including the possibility that the handsome benefits will flow elsewhere to customers or suppliers, or not materialize at all due to rivalry or regulation. Modeling company revenues, profits, and the investment required to achieve those revenues means making judgments about the capital required, where it will come from, and how fruitful

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such investments will be in delivering those revenues. Much of AI, excepting the hardware merchants enabling the vast scale of computing power required, doesn’t yet have a clear revenue model; instead, many of the valuations afforded to companies with a story to tell about AI are based on just that: storytelling.

A less obvious use of our Porter-centric competitive analysis is in identifying where the losers to the disruption of AI technology reside: which business models are dependent on the status quo in terms of work flows, customer service, or identifying new business prospects. Who—meaning which company or which set of personnel—can, nay, inevitably will be, replaced by intelligent, adaptive software? On the other hand, which companies can exploit the power of AI to delight their customers with greater efficiency or more bespoke service, and lower costs?

Another rich vein to mine is that of the AI-impervious industry. Which industries or companies will be least affected by the near- or medium-term advances in AI? After all, our definition of quality essentially boils down to the resilience and sustainability of profitability notwithstanding changes in the economic environment. It may well be that in the medium-term, the companies furthest removed from the changes being wrought by AI will be the ones whose profits are more steady and predictable, while everyone else, our own firm included, joins the arms race seeking a way to either exploit or avoid the disruption foreseen by the visionary.

Our long experience may not be a guarantee of skill or prescience. But it does afford us perspective on the ways technological advances affect a wide variety of industries, and the companies operating within them globally. We’re optimistic that our thoughtful and evolving process to analyze those businesses, will, with dedicated effort, yield good long-term investment results.

We appreciate, as always, the trust you have placed in us.

Sincerely,

David R. Loevner, CFA	Aaron Bellish	Ferrill D. Roll, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio

Individual Investors: HLMGX | Institutional Investors: HLMVX and HLGZX

Portfolio Management Team

Peter Baughan, CFA Co-Lead Portfolio Manager Jingyi Li Co-Lead Portfolio Manager Christopher Mack, CFA Portfolio Manager Richard Schmidt, CFA Portfolio Manager Moon Surana, CFA Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Advisor Class increased 16.99%, the Institutional Class increased 17.11%, and the Institutional Class Z increased 17.21% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI All Country World Index, increased 19.77% (net of source taxes).

Market Review

Global stock markets rose sharply in the six-month period ending April 30, 2024, despite lingering inflation in some economies.

The early months of the period were marked by a strong rally in equities as underwhelming US economic data, including a deceleration in job creation and further declines in multiple measures of inflation, signaled a slowdown in economic growth, leading to hopes that central banks’ intensive efforts to combat inflation might be drawing to a close. Subsequent inflation data reinforced the view that short-term US policy rates had topped out and markets quickly priced in seven 25 basis point (bps) rate cuts over the next 12 months. The celebration proved premature, however, as 2024 brought with it higher-than-expected Consumer Price Index figures in the US—largely caused by rising housing expenses—which dashed hopes for an early rate cut.

Monetary policies in developed markets, which had previously moved together toward higher rates to curb

Fund Facts at April 30, 2024

Total Net Assets	$966.5M

Sales Charge	None

Number of Holdings	62

Turnover (5 Yr. Avg.)	41%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLMGX	HLMVX	HLGZX

CUSIP	412295206	412295602	412295727

Inception Date	12/1/1996	11/3/2009	8/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Net Expense Ratio[2]	1.13%	0.90%	0.80%

Gross Expense Ratio[2]	1.13%	0.90%	0.82%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

inflation, began to diverge as central bankers addressed varied inflationary trends. In the US, the Federal Reserve (Fed) held its rate steady since the last hike in June 2023. Following its April 2024 meeting, however, the Fed signaled two rate cuts this year. Longer-term interest rates in the US—such as mortgage rates—actually increased as investors adjusted their expectations for the timing and magnitude of future rate cuts from the Fed. Outside the US, both the Bank of England and European Central Bank kept rates unchanged throughout the period, in contrast to the Swiss National Bank’s unexpected reduction of 25 bps in March—the first cut by a major central bank cut since the pandemic’s end—triggered by inflation there returning to the bank’s target range.

The Bank of Japan (BOJ) raised short-term interest rates in March 2024 in a landmark move that brought to a close the country’s decade-long era of negative interest rates. In a sustained effort to offset negative wealth effects from deflation, the BOJ also announced an end to both its yield curve control policy, which had capped long-term Japanese government bond yields, and its asset-purchase program, which had encompassed not only government bonds but also stock ETFs and real estate investment trusts. As a result, yields on Japanese 10-year bonds increased, though they remain well below comparable yields in other

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Performance (% Total Return)

	For periods ended March 31, 2024						For periods ended April 30, 2024

	1 Year	3 Years	5 Years	10 Years	Since Inception* Dec-96 Nov-09		1 Year	3 Years	5 Years	10 Years	Since Inception* Dec-96 Nov-09

Global Equity Portfolio – Advisor Class	22.53	0.87	8.78	8.70	7.41		15.65	-2.51	7.05	8.16	7.19

Global Equity Portfolio – Inst. Class	22.80	1.08	8.99	8.94		9.52	15.89	-2.31	7.26	8.40		9.10

Global Equity Portfolio – Inst. Class Z	22.90	1.16	9.07	8.90		7.45	16.02	-2.23	7.35	8.37		7.24

MSCI All Country World Index	23.22	6.96	10.92	8.66	–	9.47	17.46	4.27	9.44	8.19	–	9.16

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, December 1, 1996. Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class, or Advisor Class, respectively. Sales charges and expenses, which differ between classes have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

developed markets. Meanwhile the People’s Bank of China continued efforts to stimulate the real estate sector and broader economic activity, including reducing the cash-reserve requirements for banks—freeing up more funds for lending—and enhancing credit availability to eligible developers.

Every sector recorded a double-digit increase save for Consumer Staples, which still returned over 8%; the food beverage & tobacco industry group weighed on performance. Industrials and Information Technology (IT) outpaced the index, each returning over 25%, with Financials and Communication Services only a couple of percentage points behind.

All regions were also positive for the period; the US and the eurozone were the strongest major regions, with the latter boosted by a value rally where stocks of lower-quality companies and those in the cheapest cohorts significantly outperformed. China dragged down returns in both Emerging Markets and Pacific ex Japan (Hong Kong), with investors not reassured by efforts on the part of Chinese officials to stimulate the real estate sector and broader economic activity.

By style, there was no clear effect by quality or value, whereas the fastest-growing companies outperformed their slower-growing peers.

Performance Attribution

Poor stocks in Financials and Health Care were primary causes of underperformance in the six-month period. The Portfolio’s overweight to the lagging Health Care sector also hurt relative returns. Strong stocks in Communications Services positively contributed.

In Financials, Hong Kong-based insurer AIA Group was hurt by negative investor sentiment surrounding China and Hong

Kong, while Brazilian stock exchange B3 suffered as its home country’s high interest rates lowered trading volume in equities, a key source of the company’s revenue.

The primary detractors in Health Care were WuXi AppTec, a Chinese provider of outsourced drug-development

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	15.6	7.7

Cons Discretionary	8.4	10.8

Cons Staples	3.6	6.6

Energy	1.3	4.7

Financials	7.3	16.1

Health Care	19.3	11.1

Industrials	17.1	10.8

Info Technology	21.9	23.2

Materials	1.1	4.3

Real Estate	1.2	2.1

Utilities	0.0	2.6

Cash	3.2	–

Geography	Portfolio	Benchmark

Canada	0.0	2.7

Emerging Markets	5.5	10.4

Europe EMU	13.0	8.0

Europe ex EMU	9.5	7.5

Frontier Markets	0.0	–

Japan	4.4	5.4

Middle East	0.0	0.2

Pacific ex Japan	0.7	2.5

United States	63.6	63.3

Cash	3.2	–

“Benchmark”: MSCI All Country World Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

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services, and Vertex Pharmaceuticals, a US maker of treatments for cystic fibrosis and other serious diseases. We sold WuXi AppTec after Congress introduced in January the BIOSECURE Act, which seeks to ban US companies that receive federal funds from contracting with Chinese “biotechnology companies of concern” given the risk of ties to China’s military. Although several companies mentioned in the proposed bill, including Wuxi AppTec, have denied any ties to China’s military, US customers had already been looking to lower their reliance on Chinese companies. Shares of Vertex were weak, reflecting a lull in its drug-development pipeline and skepticism over a key phase 3 treatment for acute pain.

In Communication Services, Meta Platforms was a key positive contributor. Meta’s artificial intelligence (AI)-powered Advantage+ product has been winning over an increasing share of advertiser’s budgets, supporting the company’s continued dominance over the digital-advertising market.

By geography, the US accounted for the majority of underperformance. Adobe management issued a disappointing outlook, raising concerns that its plans around new generative-AI solutions would take more time to contribute to growth. UnitedHealth Group fell after reporting news of an antitrust investigation by the Justice Department into its acquisitions of physician practices. Lagging returns in Japan also hurt. Shares of Sony tumbled after reporting a slowdown in sales of PlayStation 5 consoles that was worse than investors expected.

The Portfolio outperformed in the eurozone. Shares of France’s Schneider Electric rose in response to strong results and growing expectations for its data-center business; the company is one of only a handful of companies capable of providing power and cooling technology needed to support the AI data boom. ASML, the Dutch manufacturer of photolithography machines, has reported strong demand for its ultraviolet lithography equipment, which is used in the manufacturing of semiconductor chips.

Perspective and Outlook

In February 2024, we sold the last of the Portfolio’s shares in NVIDIA, whose stock price has skyrocketed, particularly following the November 2022 launch of OpenAI’s ChatGPT tool, which introduced much of the business world to the practical applications of generative AI and put a spotlight on the key enabling technology—semiconductors. NVIDIA’s semiconductors—graphics processing unit (GPU) chips that have been adapted to become the key engine of AI computation—are the de facto standard for the training of AI models. The company has an estimated 95% share of the market. Its GPUs have been the source of a significant competitive advantage not only because of their superior performance, but also because of their integration with CUDA, NVIDIA’s proprietary software-development platform and programming language.

So, why did we sell our investment? The share price reached a level that did not adequately reflect the risks and uncertainty. While we believe in the transformational impact of AI, we own other more attractively priced businesses that allow us to invest in its potential.

One of the challenges of investing in fast-growing companies is estimating the eventual size of the market. For NVIDIA, this means trying to estimate what other businesses will spend on AI chips. While computer scientists have been working to improve AI for decades, the revolutionary change initiated by the success of large-language models is in its infancy. We feel comfortable that we can predict the trajectory of AI-related spending (up), but not the ultimate size of the total addressable market.

While NVIDIA is expected by many to capture the lion’s share of this market for years to come, history tells us that it becomes increasingly difficult for a stock to outperform when expectations are so high. At the advent of the commercial internet, Cisco Systems, which makes the networking equipment that enables much of the internet, occupied a similarly strategic vantage point for the new era. In March 2000, it was the world’s most valuable company. However, the earnings growth implied by the price investors were willing to pay took longer to arrive than the novelty of the technology took to capture their imagination, and Cisco’s stock has not touched that high-water over the more than 20 years that followed.

NVIDIA is not Cisco, but we believe its share price suggests that investors may be overestimating the durability of the company’s market position. One threat to NVIDIA’s competitive advantage comes from its own client base, as some key customers begin to invest in backward integration.

NVIDIA’s biggest customers are companies with huge datacenters, such as Amazon.com, Alphabet, Meta, and Microsoft. Because each server in their data centers performs only a few specific functions that are repeated over and over, it only matters how a chip performs on those specific functions. This has motivated them to design their own chips, which are tailored to specific tasks, as a cheaper substitute for GPUs. Among the rival chips that have been unveiled are Amazon’s Trainium2, Google’s Tensor Processing Units, and Microsoft’s Maia. As more contenders—some brand new and some not so new—pile into the market, they may erode NVIDIA’s dominance.

Other companies in communication services, software, and IT services offer different types of durable competitive advantages that will enable them to profit from advances in AI without being priced for perfection. Meta and Alphabet,

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for example, have an advantage over rivals and new entrants because of both their ability to invest tremendous sums of money in AI and the reach of their existing software applications. Many of the large-language models on the market today have reportedly scraped their training data from millions of internet sites without permission from content owners, leading the latter to pursue legal action, raising the specter of future restrictions on the use of third-party data for AI models. Unlike those companies, Meta and Alphabet have access to all the proprietary data they need to build their own models.

Leading software companies have the advantage of high switching costs and the ability to incorporate new features into products customers already use. For example, Microsoft has added its Copilot chatbot functionality to everything from search to coding to workplace applications. Few users want to go through the hassle of changing or adding providers if their existing systems can offer some kind of equivalent upgrade. This effect is even more powerful if a customer can add AI capabilities to existing software and, for just a few extra dollars a month, meaningfully improve productivity. Furthermore, enterprise-software companies can make money from AI without regard for whose GPUs or ASICs are used in the future. And should the industry’s AI-monetization plans disappoint, they may be more resilient than a company such as NVIDIA, whose growth is more dependent on AI investment.

The dynamics are similar for IT-service providers, which help other businesses with their tech needs. For example, Accenture and our new investment, Globant (discussed below), are poised to benefit as smaller enterprises in their customer base begin to demand AI capabilities.

As applications for AI proliferate, we see strong prospects for many of our holdings. But our excitement is tempered by knowing that not all of today’s winners will be future champions. Our investment approach remains anchored in studying the durability of each company’s competitive advantage, and we seek to pay reasonable prices for those companies that meet our criteria.

Portfolio Highlights

Global IT spending will climb 6.8% in 2024 to nearly $5 trillion, according to Gartner. While a chunk of this money will go toward consumer-facing technology such as streaming apps and smartphones, most of the growth is coming from the business world as companies look to modernize their IT systems and boost productivity with help from digital tools. Growth rates in IT spending reflect a trend among end users: they are allocating a growing portion of their budgets to adopt generative-AI software tools while still balancing other priorities, such as organizational efficiency and overall profitability.

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

Schneider Electric	Industrials	France	4.8

Microsoft	Info Technology	US	4.5

Alphabet	Comm Services	US	4.5

Meta Platforms	Comm Services	US	3.9

Vertex Pharmaceuticals	Health Care	US	3.9

Amazon.com	Cons Discretionary	US	3.9

Thermo Fisher Scientific	Health Care	US	2.8

Netflix	Comm Services	US	2.6

Alcon	Health Care	Switzerland	2.2

Danaher	Health Care	US	2.2

As large enterprises search for the right balance, Salesforce’s Data Cloud, a flagship offering, is designed to address a critical issue for them so they can make better use of AI tools. After a hectic buildout over the last few years of “data warehouses” and “data lakes”—two types of repositories for storing and processing data—across the various business units of large companies, many companies are left with what feels like islands of trapped data. Data Cloud solves this by creating a single platform to access and leverage all of an enterprise’s data, eliminating the need to constantly duplicate large amounts of information across different platforms. Users are then able to apply generative-AI technology, such as Salesforce’s Einstein tool, to a more comprehensive dataset, which enables them to better glean customers’ intentions, personalize marketing messages, and automate the processing of customer-service requests. Salesforce’s management projects that revenue and earnings will climb about 9% and 45%, respectively, in fiscal 2025, citing the company’s operating leverage and cost discipline. We think these figures are achievable given the renewed focus on profitable growth, and so we added to the stock during the period.

When businesses adopt AI, it is a significant endeavor that usually requires the help of IT-consulting companies. During the reporting period we purchased Globant, a company that performs this work for customers including Disney and Google. Globant, which has 70% of its workforce in Latin America, has completed more than 500 AI-centric projects in fields such as predictive analytics, natural-language processing, and computer vision. Recent projects include a system for fraud and anomaly detection for Latin American e-commerce giant Mercado Libre and real-time drilling-operation management to improve efficiency and precision for the energy company Tecpetrol. We believe that after the current wave of spending on AI infrastructure (such as chips, servers, and data centers) there will be another wave to deploy the business applications of AI. This is why we expect the best consultants, such as Globant, that have expertise in different verticals as well as AI stand to outperform.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Equity Portfolio

Individual Investors: HLMNX | Institutional Investors: HLMIX and HLIZX

Portfolio Management Team

Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager Uday Cheruvu, CFA Portfolio Manager Patrick Todd, CFA Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Investor Class increased 14.16%, the Institutional Class increased 14.33%, and the Institutional Class Z increased 14.39% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI All Country World ex US Index, increased 17.69% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2024, despite lingering inflation in some economies.

The period began with a strong rally in equities due to a raft of underwhelming US economic data signaling a slowdown in economic growth. This included a deceleration in job creation and further declines in multiple measures of inflation, hinting that central banks’ intensive efforts to combat inflation might be drawing to a close. Subsequent inflation data reinforced the view that short-term US policy rates had topped out and markets quickly priced in seven 25 basis point (bps) rate cuts over the next 12 months. The celebration proved premature, however, as 2024 brought with it higher-than-expected Consumer Price Index figures in the US, largely caused by rising housing expenses, which dashed hopes for an early rate cut.

Monetary policies in global developed markets, which had previously moved together toward higher rates to curb

Fund Facts at April 30, 2024

Total Net Assets	$14,000.6M

Sales Charge	None

Number of Holdings	61

Turnover (5 Yr. Avg.)	17%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMNX	HLMIX	HLIZX

CUSIP	412295503	412295107	412295719

Inception Date	9/30/2005	5/11/1994	7/17/2017

Minimum Investment	$5,000[1]	$100,000[1]	$10,000,000

Net Expense Ratio[2]	1.15%	0.82%	0.73%

Gross Expense Ratio[2]	1.15%	0.82%	0.73%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

inflation, began to diverge as central bankers addressed varied inflationary trends. In the US, the Federal Reserve (Fed) kept its benchmark rate steady at 5.25–5.5% throughout the period, marking six consecutive meetings in a row that rates have held steady since the last hike in June 2023. Nevertheless, following its April 2024 meeting, the Fed continued to signal two rate cuts this year. Longer-term interest rates in the US—such as mortgage rates—actually increased as investors adjusted their expectations for timing and magnitude of future rate cuts from the Fed. Both the Bank of England and European Central Bank also kept rates unchanged throughout the period, in contrast to the Swiss National Bank’s unexpected reduction of 25 bps in March—the first cut by a major central bank cut since the pandemic’s end—triggered by inflation there returning to the bank’s target range.

In a landmark move, the Bank of Japan (BOJ) raised short-term interest rates in March, bringing to a close the country’s decade-long era of negative interest rates. The BOJ also announced an end to both its yield curve control policy, which had capped long-term Japanese government bond yields, and its asset-purchase program, which had encompassed not only government bonds but also stock ETFs and real estate investment trusts, in a sustained effort to offset negative wealth effects from deflation. As a result, yields on Japanese 10-year bonds increased, though they

8

Performance (% Total Return)

	For periods ended March 31, 2024						For periods ended April 30, 2024

	1 Year	3 Years	5 Years	10 Years	Since Inception* Sep-05 May-94		1 Year	3 Years	5 Years	10 Years	Since Inception* Sep-05 May-94

Intl. Equity Portfolio – Investor Class	8.10	-0.20	6.10	5.42	6.02		3.11	-1.90	4.73	4.98	5.83

Intl. Equity Portfolio – Inst. Class	8.49	0.12	6.44	5.77		6.15	3.43	-1.58	5.05	5.32		6.03

Intl. Equity Portfolio – Inst. Class Z	8.54	0.20	6.52	5.82		6.12	3.53	-1.49	5.14	5.37		6.00

MSCI All Country World ex US Index	13.26	1.93	5.97	4.25	4.70	–	9.33	0.35	5.03	3.93	4.58	–

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, September 30, 2005. Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

remain well below comparable yields in other developed markets. In contrast, the People’s Bank of China continued efforts to stimulate the real estate sector and broader economic activity and introduced measures to invigorate its moribund economy, including reducing the cash-reserve requirements for banks—freeing up more funds for lending—and enhancing credit availability to eligible developers.

Every sector recorded a double digit increase save for Consumer Staples; though the sector still returned over 3%, the Food Beverage & Tobacco industry group weighed on performance. Information Technology and Industrials both outperformed, each returning over 25%.

All regions were positive for the period; the eurozone and Japan performed the strongest, with the latter boosted by a value rally where stocks of lower-quality companies and those in the cheapest cohorts significantly outperformed. China dragged down returns in both Emerging Markets and Pacific ex Japan (Hong Kong), with investors not reassured by continued efforts on the part of Chinese officials to stimulate the real estate sector and broader economic activity.

By style, there was no clear effect by quality, growth, or value as both the highest- and lowest-quintiles in each category outperformed the benchmark.

Performance Attribution

During the period the Portfolio underperformed across most regions and sectors, with a majority of this attributed to Japan, where investors favored the cheapest stocks, typically associated with the least-profitable and slower-growing companies. Our Japanese holdings are typically priced at a premium due to their superior proven quality and growth track records.

By sector, poor stocks in Health Care, Information Technology (IT), and Materials detracted the most from relative performance. In the former, our lack of holding Novo Nordisk was detractor. Among the stocks we owned instead, Roche and BioNTech suffered due to waning COVID-related sales, with the long-term contributions from their drug pipelines seemingly too remote to attract the attention of Health Care investors currently captivated by weight-loss drug makers. Within IT, Chinese solar equipment manufacturer LONGi was a large detractor. The company’s revenues and profits have fallen as ongoing oversupply has weighed on prices for photovoltaic products. We ultimately eliminated our position in March as LONGi has continued to miss key analyst mileposts for market share and margin growth. French design and engineering software company Dassault Systèmes, little-exposed to the AI craze, was also a detractor, as demand from life sciences customers fell short of investor expectations, causing management to issue disappointing guidance due to expected continued weakness in that division. In Materials, shares of Australian mining company BHP fell in parallel with the softening price of iron ore, reflecting continued concerns about declining Chinese steel production. The Portfolio’s overweight in the poorly performing Consumer Staples sector also hurt. Financials was a bright spot, especially shares of Spain’s BBVA. The bank’s strong net interest income growth in both Spain and Mexico will allow it to boost its dividends and share repurchase programs. Additionally, the Dutch payments specialist Adyen continued its path to recovery, reporting a 23% year-over-year increase in revenue for the latest quarter, which has significantly bolstered investor confidence in its market position.

Regionally, Japan was by far the largest detractor. Shares of Japanese conglomerate Sony significantly lagged the broader market after the company reported growth in sales of PlayStation 5 consoles that was lower than investors expected. Poor stocks in Pacific ex Japan also hurt, particularly BHP and Hong Kong-based insurer

9

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	2.2	5.2

Cons Discretionary	5.7	11.7

Cons Staples	13.0	7.4

Energy	2.3	5.8

Financials	22.2	21.4

Health Care	12.6	9.3

Industrials	15.2	13.8

Info Technology	14.6	12.8

Materials	8.7	7.5

Real Estate	0.0	2.0

Utilities	0.8	3.1

Cash	2.7	–

Geography	Portfolio	Benchmark

Canada	5.6	7.5

Emerging Markets	25.3	28.2

Europe EMU	21.7	21.9

Europe ex EMU	23.7	20.2

Frontier Markets	0.0	–

Japan	11.9	14.8

Middle East	0.0	0.5

Pacific ex Japan	6.4	6.9

Other	2.7	–

Cash	2.7	–

“Benchmark”: MSCI All Country World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

AIA Group, which was buffeted by negative investor sentiment surrounding China and Hong Kong, as well as disappointment that the company failed to announce more share repurchases. Stocks in the eurozone contributed. In addition to Adyen and BBVA, French energy systems manufacturer Schneider Electric soared as the company reported strong full year results—bolstered by organic revenue growth in North America, where demand for energy management systems remains robust—and hiked its dividend.

Perspective and Outlook

As global markets increasingly align to capitalize on the AI theme, driving up a diverse array of beneficiaries, our decision to own, or not, various companies tied to this theme is rooted in a deliberate process of bottom-up decision-making that spans years and occasionally decades. We recognize and can elucidate the ways in which our portfolio of high-quality, growth-oriented companies stand to benefit from this burgeoning area of growth. But our investment in these companies is not predicated on some specific target for AI exposure, despite the pain caused by missing out on some companies that are tied to that theme during certain times. While we have significant portfolio-level exposure to the growth AI may bring, it comes via a diverse set of companies that are already fundamentally strong.

The companies that investors anticipate will benefit from AI fall into two broad categories. The first includes companies that provide goods and services enhanced by AI—enabling them, improving them or delivering them more efficiently. This includes internet giants such as Meta Platforms and Alphabet, and other large service providers like Salesforce and SAP. Many of these companies are focused on the potential of generative AI, which is capable of processing complex language prompts to perform a variety of tasks, mimicking human-like creativity and problem-solving skills across a broad spectrum of applications. The second group that is drawing investor interest consists of companies developing the underlying technology that powers AI. Leading this group are the designers and manufacturers of the advanced semiconductors necessary to run AI algorithms, but the interest also extends to the producers of semiconductor manufacturing equipment and providers of the critical computing infrastructure required by AI systems. We hold leading companies in both categories.

While current forecasts predict a swift expansion of AI computing, and corresponding investments in AI-related capex, the range of these forecasts varies significantly. Although investors are currently focused on growth and rewards, there are risks and uncertainties worth keeping in mind. For instance, the semiconductor wafer fabrication equipment industry has grown massively over the past 30 years, from US$10B in annual sales in 1990 to over US$60B per year in 2020. But that growth has been highly variable, with the industry taking 10 years to surpass a US$40B sales peak in 2007, and twice seeing peak to trough declines of over 40%. Should AI turn out to be more evolution than revolution, or if the surge in capex investment falls short of estimates, or if the industry’s path is as variable as fabrication’s, we remain confident in the resilience and long-term growth potential of the companies within our Portfolio, as none of them are wholly dependent on AI associated predictions to grow.

Portfolio Highlights

The idea that themes in the portfolio emerge from a collection of disparate individual holdings revealed to share exposure to growing trends, and that sector allocations are merely the result of an accumulation of specific stock decisions, is illustrated well by our long-term stance in favor of the Information Technology and Consumer Staples sectors. We’ve owned Taiwan-based semiconductor manufacturer TSMC continuously since 1999 in this strategy,

10

and the holding has been a cornerstone of our IT weight, leading to a persistent overweight to the semiconductor industry group. This description, written for our commentary nearly a quarter-century ago, still rings true: “The global trend toward outsourcing is not confined to the services sector. Capital requirements in the semiconductor manufacturing industry are so high that many electronic equipment companies have gradually withdrawn from manufacturing, choosing to fulfill their semiconductor requirements from external sources. By taking orders from a broad base of such OEM customers, TSMC has become the world’s most efficient chipmaker, and can generate high returns on the large capital investment required.” Management has redoubled investment to reinforce that efficiency and retain its technology lead, when others balked at the audacious commitment required, and that sustained advantage has enabled growth that has rewarded investors handsomely over time.

Samsung Electronics’ evolution since we first bought its shares twenty years ago, as its chip division eclipsed its mobile phone and display divisions, has increasingly led us to view it as a semiconductor holding, even as the company remains categorized as tech hardware by MSCI. The IT sector has delivered very strong returns over the last decade, and the combination of TSMC and Samsung Electronics has enabled our IT holdings to keep up with those returns. But our outsized allocation to IT overall, partly a result of those two longstanding holdings, has contributed significantly to relative performance over the past five and ten years.

The semiconductor industry has historically been highly cyclical, characterized by frequent revenue downturns of 10% or more, with even larger profit declines especially for the weakest competitors. Recognizing our limitations in forecasting these cycles, we’ve aimed to mitigate the cyclical volatility of our substantial semiconductor investments by diversifying with investments in less-cyclical sectors, such as Consumer Staples. This balance allows us to manage risk while maintaining exposure to the growth potential of the semiconductor industry. This approach has resulted in our overweight in Consumer Staples for most of the past 15 years.

The companies within Consumer Staples, which include food, beverage, and personal household goods makers, typically exhibit more moderate growth rates compared to many of our other holdings. However, the stability of their profitability, as reflected in rock-steady Cash Flow Return on Investment (CFROI) over many years, has resulted in their share prices being significantly less volatile than the rest of the market. This lower volatility, along with lower market sensitivity (as measured by their beta) provides substantial portfolio diversification benefits, particularly during market downturns. It creates opportunities to rebalance our holdings, shifting away from stable stocks towards

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

TSMC	Info Technology	Taiwan	3.8

Samsung Electronics	Info Technology	South Korea	3.6

DBS Group	Financials	Singapore	3.2

Allianz	Financials	Germany	2.9

Manulife	Financials	Canada	2.8

Infineon Technologies	Info Technology	Germany	2.8

Schneider Electric	Industrials	France	2.7

BBVA	Financials	Spain	2.6

SE Banken	Financials	Sweden	2.6

L’Oréal	Cons Staples	France	2.6

more-cyclical and more-volatile segments when other investors are seeking safety in the predictability of Consumer Staples.

This approach of seizing opportunities amid market fear—implicitly heeding Warren Buffett’s advice to “Be greedy when others are fearful”—has been successfully implemented repeatedly over the years, such as our early battle against the rising valuations afforded high-quality companies in 2015-16, then during the COVID-induced market plunge of 2020, and later amid the sharp downturn in shares of high-growth companies in 2022. By reducing our allocation to Consumer Staples during these periods, we capitalized on the enhanced potential of more volatile market segments. This contrarian behavior, which demands not only the fortitude to trade against the crowd, but also the patience to hold less-glamourous investments during more risk-friendly environments, has been pivotal. On average, our approach has resulted in Consumer Staples contributing to our relative performance over the last decade.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

11

International Developed Markets Equity Portfolio

Institutional Investors: HLIDX

Portfolio Management Team

Ferrill Roll, CFA Intl. Co-Lead Portfolio Manager Andrew West, CFA Intl. Co-Lead Portfolio Manager Patrick Todd, CFA Intl. Dev. Mkts. Portfolio Manager Uday Cheruvu, CFA Portfolio Manager

Performance Summary

For the International Developed Markets Equity Portfolio, the Institutional Class increased 14.34% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI World ex US Index, increased 18.60% (net of source taxes).

Market Review

International developed stock markets rose sharply in the six-month period ending April 30, 2024, despite lingering inflation in some economies.

The period began with a strong rally in equities due to a raft of underwhelming US economic data signaling a slowdown in economic growth. This included a deceleration in job creation and further declines in multiple measures of inflation, hinting that central banks’ intensive efforts to combat inflation might be drawing to a close. Subsequent inflation data reinforced the view that short-term US policy rates had topped out and markets quickly priced in seven 25 basis point (bps) rate cuts over the next 12 months. The celebration proved premature, however, as 2024 brought with it higher-than-expected Consumer Price Index figures in the US, largely caused by rising housing expenses, which dashed hopes for an early rate cut.

Monetary policies in global developed markets, which had previously moved together toward higher rates to curb inflation, began to diverge as central bankers addressed varied inflationary trends. In the US, the Federal Reserve (Fed) kept its benchmark rate steady at 5.25–5.5%

Fund Facts at April 30, 2024

Total Net Assets	$100.1M

Sales Charge	None

Number of Holdings	48

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLIDX

CUSIP	412295669

Inception Date	09/28/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%

Gross Expense Ratio[2]	1.10%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

throughout the period, marking six consecutive meetings in a row that rates have held steady since the last hike in June 2023. Nevertheless, following its April 2024 meeting, the Fed continued to signal two rate cuts this year. Longer-term interest rates in the US—such as mortgage rates—actually increased as investors adjusted their expectations for timing and magnitude of future rate cuts from the Fed. Both the Bank of England and European Central Bank also kept rates unchanged throughout the period, in contrast to the Swiss National Bank’s unexpected reduction of 25 bps in March—the first cut by a major central bank cut since the pandemic’s end—triggered by inflation there returning to the bank’s target range.

In a landmark move, the Bank of Japan (BOJ) raised short-term interest rates in March, bringing to a close the country’s decade-long era of negative interest rates. The BOJ also announced an end to both its yield curve control policy, which had capped long-term Japanese government bond yields, and its asset-purchase program, which had encompassed not only government bonds but also stock ETFs and real estate investment trusts, in a sustained effort to offset negative wealth effects from deflation. As a result, yields on Japanese 10-year bonds increased, though they remain well below comparable yields in other developed markets. In contrast, the People’s Bank of China continued efforts to stimulate the real estate sector and broader economic activity and introduced measures to invigorate its

12

Performance (% Total Return)

	For periods ended March 31, 2024		For periods ended April 30, 2024

	1 Year	Since Inception*	1 Year	Since Inception*

International Developed Markets Equity Portfolio – Inst. Class	8.42	21.55	2.46	17.77

MSCI World ex US Index	15.29	28.19	9.14	24.42

Returns are annualized for periods greater than 1 year. *Inception date: September 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

moribund economy, including reducing the cash-reserve requirements for banks—freeing up more funds for lending—and enhancing credit availability to eligible developers.

Every sector recorded a double digit increase save for Utilities and Consumer Staples; though these sectors still returned over 7% and 3%, respectively. Information Technology and Industrials both outperformed, each returning over 25%.

All regions were positive for the period; the eurozone and Japan performed the strongest, with the latter boosted by a value rally where stocks of lower-quality companies and those in the cheapest cohorts significantly outperformed. China dragged down returns in Pacific ex Japan (Hong Kong), with investors not reassured by continued efforts on the part of Chinese officials to stimulate the real estate sector and broader economic activity.

By style, there was no clear effect by quality or value as both the highest- and lowest-quintiles in each category outperformed the benchmark. By growth, shares of the fastest-growing companies significantly outperformed both the broad market and their slowest-growing peers.

Performance Attribution

During the period the Portfolio underperformed across several regions and sectors, with a majority of this attributed to Japan, where investors favored the cheapest stocks, typically associated with the least-profitable and slower-growing companies. Our Japanese holdings are typically priced at a premium due to their superior proven quality and growth track records.

By sector, poor stocks in Health Care, Information Technology (IT), and Materials detracted the most from relative performance. In the former, our lack of holding Novo Nordisk was detractor. Among the stocks we owned instead, Roche and BioNTech suffered due to waning COVID-related sales, with the long-term contributions from their drug pipelines seemingly too remote to attract the attention of Health Care investors currently captivated by weight-loss drug makers. Within IT, Chinese solar equipment manufacturer LONGi was a detractor. The company’s revenues and profits have fallen as ongoing oversupply have weighed on prices for photovoltaic products. We ultimately eliminated our position in March as LONGi has continued to miss key analyst mileposts for market share and margin growth. French design and engineering software company Dassault Systèmes, little-exposed to the AI craze, was also a detractor, as

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	0.3	3.6

Cons Discretionary	4.8	11.2

Cons Staples	11.3	8.2

Energy	3.7	5.9

Financials	22.4	21.1

Health Care	14.8	11.6

Industrials	16.4	16.5

Info Technology	13.2	8.9

Materials	11.1	7.7

Real Estate	0.0	2.1

Utilities	0.0	3.2

Cash	2.0	–

Geography	Portfolio	Benchmark

Canada	7.6	10.5

Emerging Markets	5.9	–

Europe EMU	29.1	30.6

Europe ex EMU	29.2	28.1

Frontier Markets	0.0	–

Japan	15.8	20.6

Middle East	0.0	0.6

Pacific ex Japan	8.2	9.6

Other	2.2	–

Cash	2.0	–

“Benchmark”: MSCI World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index.

“Other”: Includes companies classified in countries outside the index.

13

demand from life sciences customers fell short of investor expectations, causing management to issue disappointing guidance due to expected continued weakness in that division. In Materials, shares of Australian mining company BHP fell in parallel with the softening price of iron ore, reflecting continued concerns about declining Chinese steel production. The Portfolio’s overweight in the poorly performing Consumer Staples sector also hurt. Strong stocks in Financials were a bright spot, especially shares of Spain’s BBVA. The bank’s strong net interest income growth in both Spain and Mexico will allow it to boost its dividends and share repurchase programs. Additionally, the Dutch payments specialist Adyen continued its path to recovery, reporting a 23% year-over-year increase in revenue for the latest quarter, which has significantly bolstered investor confidence in its market position. Our Industrial holdings also contributed; French energy systems manufacturer Schneider Electric soared as the company reported strong full year results—bolstered by organic revenue growth in North America, where demand for energy management systems remains robust—and hiked its dividend.

Regionally, Japan was by far the largest detractor. Shares of Japanese conglomerate Sony significantly lagged the broader market after the company reported growth in sales of PlayStation 5 consoles that was lower than investors expected. Poor stocks in Pacific ex Japan also hurt, particularly BHP and Hong Kong-based insurer AIA Group, which was buffeted by negative investor sentiment surrounding China and Hong Kong, as well as disappointment that the company failed to announce more share repurchases. Stocks in the eurozone contributed (Adyen, BBVA, and Schneider Electric), as did those in Canada. Shares of Canadian insurance company Manulife rose as the company reported strong year-over-year net income growth for the latest quarter, with a sizable increase in new business growth in Canada and the US making up for weakness in Asia.

Perspective and Outlook

As global markets increasingly align to capitalize on the AI theme, driving up a diverse array of beneficiaries, our decision to own, or not, various companies tied to this theme is rooted in a deliberate process of bottom-up decision-making that spans years and occasionally decades. We recognize and can elucidate the ways in which our portfolio of high-quality, growth-oriented companies stand to benefit from this burgeoning area of growth. But our investment in these companies is not predicated on some specific target for AI exposure, despite the pain caused by missing out on some companies that are tied to that theme during certain times. While we have significant portfolio-level exposure to the growth AI may bring, it comes via a diverse set of companies that are already fundamentally strong.

The companies that investors anticipate will benefit from AI fall into two broad categories. The first includes companies that provide goods and services enhanced by AI—enabling them, improving them or delivering them more efficiently. This includes internet giants such as Meta Platforms and Alphabet, and other large service providers like Salesforce and SAP. Many of these companies are focused on the potential of generative AI, which is capable of processing complex language prompts to perform a variety of tasks, mimicking human-like creativity and problem-solving skills across a broad spectrum of applications. The second group that is drawing investor interest consists of companies developing the underlying technology that powers AI. Leading this group are the designers and manufacturers of the advanced semiconductors necessary to run AI algorithms, but the interest also extends to the producers of semiconductor manufacturing equipment and providers of the critical computing infrastructure required by AI systems. We hold leading companies in both categories.

While current forecasts predict a swift expansion of AI computing, and corresponding investments in AI-related capex, the range of these forecasts varies significantly. Although investors are currently focused on growth and rewards, there are risks and uncertainties worth keeping in mind. For instance, the semiconductor wafer fabrication equipment industry has grown massively over the past 30 years, from US$10B in annual sales in 1990 to over US$60B per year in 2020. But that growth has been highly variable, with the industry taking 10 years to surpass a US$40B sales peak in 2007, and twice seeing peak to trough declines of over 40%. Should AI turn out to be more evolution than revolution, or if the surge in capex investment falls short of estimates, or if the industry’s path is as variable as fabrication’s, we remain confident in the resilience and long-term growth potential of the companies within our portfolio, as none of them are wholly dependent on AI associated predictions to grow.

Portfolio Highlights

The idea that themes in the portfolio emerge from a collection of disparate individual holdings revealed to share exposure to growing trends, and that sector allocations are merely the result of an accumulation of specific stock decisions, is illustrated well by our long-term stance in favor of the Information Technology and Consumer Staples sectors. We’ve owned Taiwan-based semiconductor manufacturer TSMC continuously since 2014 in this strategy, and this description, written for our International Equity strategy commentary nearly a quarter-century ago, still rings true: “The global trend toward outsourcing is not confined to the services sector. Capital requirements in the semiconductor manufacturing industry are so high

14

that many electronic equipment companies have gradually withdrawn from manufacturing, choosing to fulfill their semiconductor requirements from external sources. By taking orders from a broad base of such OEM customers, TSMC has become the world’s most efficient chipmaker, and can generate high returns on the large capital investment required.” Management has redoubled investment to reinforce that efficiency and retain its technology lead, when others balked at the audacious commitment required, and that sustained advantage has enabled growth that has rewarded investors handsomely over time.

Samsung Electronics’ evolution since we first bought its shares over a decade ago, as its chip division eclipsed its mobile phone and display divisions, has increasingly led us to view it as a semiconductor holding, even as the company remains categorized as tech hardware by MSCI. The IT sector has delivered very strong returns over the last decade, and our outsized allocation to IT, partly due to our longstanding holdings in TSMC and Samsung Electronics, has contributed significantly to relative performance over the past five and ten years.

The semiconductor industry has historically been highly cyclical, characterized by frequent revenue downturns of 10% or more, with even larger profit declines especially for the weakest competitors. Recognizing our limitations in forecasting these cycles, we’ve aimed to mitigate the cyclical volatility of our substantial semiconductor investments by diversifying with investments in less-cyclical sectors, such as Consumer Staples. This balance allows us to manage risk while maintaining exposure to the growth potential of the semiconductor industry. This approach has resulted in our overweight in Consumer Staples for most of the past 15 years.

The companies within Consumer Staples, which include food, beverage, and personal household goods makers, typically exhibit more moderate growth rates compared to many of our other holdings. However, the stability of their

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

DBS Group	Financials	Singapore	4.1

Allianz	Financials	Germany	3.8

Manulife	Financials	Canada	3.7

Royal Dutch Shell	Energy	UK	3.7

Infineon Technologies	Info Technology	Germany	3.6

Schneider Electric	Industrials	France	3.6

BBVA	Financials	Spain	3.6

L’Oréal	Cons Staples	France	3.4

Chugai Pharmaceutical	Health Care	Japan	3.0

SAP	Info Technology	Germany	3.0

profitability, as reflected in rock-steady Cash Flow Return on Investment (CFROI) over many years, has resulted in their share prices being significantly less volatile than the rest of the market. This lower volatility, along with lower market sensitivity (as measured by their beta) provides substantial portfolio diversification benefits, particularly during market downturns. It creates opportunities to rebalance our holdings, shifting away from stable stocks towards more-cyclical and more-volatile segments when other investors are seeking safety in the predictability of Consumer Staples.

This approach of seizing opportunities amid market fear—implicitly heeding Warren Buffett’s advice to “Be greedy when others are fearful”—has been successfully implemented repeatedly over the years, such as our early battle against the rising valuations afforded high-quality companies in 2015-16, then during the COVID-induced market plunge of 2020, and later amid the sharp downturn in shares of high-growth companies in 2022. By reducing our allocation to Consumer Staples during these periods, we capitalized on the enhanced potential of more volatile market segments. This contrarian behavior, which demands not only the fortitude to trade against the crowd, but also the patience to hold less-glamourous investments during more risk-friendly environments, has been pivotal. On average, our approach has resulted in Consumer Staples contributing to our relative performance over the last decade.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

15

International Carbon Transition Equity Portfolio

Institutional Investors: HLCTX

Portfolio Management Team

Ferrill Roll, CFA

Intl. Co-Lead Portfolio Manager

Andrew West, CFA

Intl. Co-Lead Portfolio Manager

Maria Lernerman, CFA

Intl. Carbon Transition

Portfolio Manager

Uday Cheruvu, CFA

Portfolio Manager

Patrick Todd, CFA

Portfolio Manager

Performance Summary

For the International Carbon Transition Equity Portfolio, the Institutional Class increased 15.59% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI All Country World ex US Index, increased 17.69% (net of source taxes).

Market Review

International stock markets rose sharply in the six-month period ending April 30, 2024, despite lingering inflation in some economies.

The period began with a strong rally in equities due to a raft of underwhelming US economic data signaling a slowdown in economic growth. This included a deceleration in job creation and further declines in multiple measures of inflation, hinting that central banks’ intensive efforts to combat inflation might be drawing to a close. Subsequent inflation data reinforced the view that short-term US policy rates had topped out and markets quickly priced in seven 25 basis point (bps) rate cuts over the next 12 months. The celebration proved premature, however, as 2024 brought with it higher-than-expected Consumer Price Index figures in the US, largely caused by rising housing expenses, which dashed hopes for an early rate cut.

Monetary policies in global developed markets, which had previously moved together toward higher rates to curb inflation, began to diverge as central bankers

Fund Facts at April 30, 2024

Total Net Assets	$2.1M

Sales Charge	None

Number of Holdings	54

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLCTX

CUSIP	412295651

Inception Date	12/21/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	0.80%

Gross Expense Ratio[2]	9.20%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

addressed varied inflationary trends. In the US, the Federal Reserve (Fed) kept its benchmark rate steady at 5.25–5.5% throughout the period, marking six consecutive meetings in a row that rates have held steady since the last hike in June 2023. Nevertheless, following its April 2024 meeting, the Fed continued to signal two rate cuts this year. Longer-term interest rates in the US—such as mortgage rates—actually increased as investors adjusted their expectations for timing and magnitude of future rate cuts from the Fed. Both the Bank of England and European Central Bank also kept rates unchanged throughout the period, in contrast to the Swiss National Bank’s unexpected reduction of 25 bps in March—the first cut by a major central bank cut since the pandemic’s end—triggered by inflation there returning to the bank’s target range.

In a landmark move, the Bank of Japan (BOJ) raised short-term interest rates in March, bringing to a close the country’s decade-long era of negative interest rates. The BOJ also announced an end to both its yield curve control policy, which had capped long-term Japanese government bond yields, and its asset-purchase program, which had encompassed not only government bonds but also stock ETFs and real estate investment trusts, in a sustained effort to offset negative wealth effects from deflation. As a result, yields on Japanese 10-year bonds increased, though they remain well below comparable yields in other developed markets. In contrast, the People’s Bank of China continued efforts to stimulate the real estate sector and broader

16

Performance (% Total Return)

	For periods ended March 31, 2024		For periods ended April 30, 2024

	1 Year	Since Inception*	1 Year	Since Inception*

International Carbon Transition Equity Portfolio – Inst. Class	9.41	13.42	3.68	9.88

MSCI All Country World ex US Index	13.26	15.88	9.33	13.33

Returns are annualized for periods greater than 1 year. *Inception date: December 21, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

economic activity and introduced measures to invigorate its moribund economy, including reducing the cash-reserve requirements for banks—freeing up more funds for lending—and enhancing credit availability to eligible developers.

Every sector recorded a double digit increase save for Consumer Staples; though the sector still returned over 3%, the Food Beverage & Tobacco industry group weighed on performance. Information Technology and Industrials both outperformed, each returning over 25%.

All regions were positive for the period; the eurozone and Japan performed the strongest, with the latter boosted by a value rally where stocks of lower-quality companies and those in the cheapest cohorts significantly outperformed. China dragged down returns in both Emerging Markets and Pacific ex Japan (Hong Kong), with investors not reassured by continued efforts on the part of Chinese officials to stimulate the real estate sector and broader economic activity.

By style, there was no clear effect by quality, growth, or value as both the highest- and lowest-quintiles in each category outperformed the benchmark.

Performance and Attribution

During the period the Portfolio underperformed, with a majority of this underperformance attributed to Japan, where investors favored the cheapest stocks, typically associated with the least-profitable and slower-growing companies. Our Japanese holdings are typically priced at a premium due to their superior proven quality and growth track records.

By sector, poor stocks in Health Care and Information Technology (IT) detracted the most from relative performance. In the former, our lack of holding Novo Nordisk was detractor. Among the stocks we owned instead, Roche and BioNTech suffered due to waning COVID-related sales, with the long-term contributions from their drug pipelines seemingly too remote to attract the attention of Health Care investors currently captivated by weight-loss drug makers. Within IT, Chinese solar equipment manufacturer LONGi was a large detractor. The company’s revenues and profits have fallen as ongoing oversupply have weighed on prices for photovoltaic products. We ultimately eliminated our position in March as LONGi has continued to miss key analyst mileposts for market share and margin growth. French design and engineering software company Dassault Systèmes, little-exposed to the AI craze, was also a detractor, as demand from life

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	2.7	5.2

Cons Discretionary	6.3	11.7

Cons Staples	12.9	7.4

Energy	0.0	5.8

Financials	24.1	21.4

Health Care	12.2	9.3

Industrials	17.5	13.8

Info Technology	14.7	12.8

Materials	6.9	7.5

Real Estate	0.0	2.0

Utilities	0.0	3.1

Cash	2.7	–

Geography	Portfolio	Benchmark

Canada	4.2	7.5

Emerging Markets	27.0	28.2

Europe EMU	24.9	21.9

Europe ex EMU	21.1	20.2

Frontier Markets	0.0	–

Japan	12.7	14.8

Middle East	0.0	0.5

Pacific ex Japan	4.7	6.9

Other	2.7	–

Cash	2.7	–

“Benchmark”: MSCI All Country World ex US Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

17

sciences customers fell short of investor expectations, causing management to issue disappointing guidance due to expected continued weakness in that division. The Portfolio’s overweight in the poorly performing Consumer Staples sector also hurt. Strong stocks in Financials were a bright spot, especially shares of Spain’s BBVA. The bank’s strong net interest income growth in both Spain and Mexico will allow it to boost its dividends and share repurchase programs. Additionally, the Dutch payments specialist Adyen continued its path to recovery, reporting a 23% year-over-year increase in revenue for the latest quarter, which has significantly bolstered investor confidence in its market position. Our Industrial holdings also contributed; French energy systems manufacturer Schneider Electric soared as the company reported strong full year results—bolstered by organic revenue growth in North America, where demand for energy management systems remains robust—and hiked its dividend.

Regionally, Japan was by far the largest detractor. Shares of Japanese conglomerate Sony significantly lagged the broader market after the company reported growth in sales of PlayStation 5 consoles that was lower than investors expected. Poor stocks in Pacific ex Japan also hurt, particularly Hong Kong-based insurer AIA Group, which was buffeted by negative investor sentiment surrounding China and Hong Kong, as well as disappointment that the company failed to announce more share repurchases. Stocks in the eurozone contributed (Adyen, BBVA, and Schneider Electric), as did those in Canada. Shares of Canadian insurance company Manulife rose as the company reported strong year-over-year net income growth for the latest quarter, with a sizable increase in new business growth in Canada and the US making up for weakness in Asia.

Perspective and Outlook

As global markets increasingly align to capitalize on the AI theme, driving up a diverse array of beneficiaries, our decision to own, or not, various companies tied to this theme is rooted in a deliberate process of bottom-up decision-making that spans years and occasionally decades. We recognize and can elucidate the ways in which our portfolio of high-quality, growth-oriented companies stand to benefit from this burgeoning area of growth. But our investment in these companies is not predicated on some specific target for AI exposure, despite the pain caused by missing out on some companies that are tied to that theme during certain times. While we have significant portfolio-level exposure to the growth AI may bring, it comes via a diverse set of companies that are already fundamentally strong.

The companies that investors anticipate will benefit from AI fall into two broad categories. The first includes companies that provide goods and services enhanced by AI—enabling them, improving them or delivering them more efficiently.

This includes internet giants such as Meta Platforms and Alphabet, and other large service providers like Salesforce and SAP. Many of these companies are focused on the potential of generative AI, which is capable of processing complex language prompts to perform a variety of tasks, mimicking human-like creativity and problem-solving skills across a broad spectrum of applications. The second group that is drawing investor interest consists of companies developing the underlying technology that powers AI. Leading this group are the designers and manufacturers of the advanced semiconductors necessary to run AI algorithms, but the interest also extends to the producers of semiconductor manufacturing equipment and providers of the critical computing infrastructure required by AI systems. We hold leading companies in both categories.

While current forecasts predict a swift expansion of AI computing, and corresponding investments in AI-related capex, the range of these forecasts varies significantly. Although investors are currently focused on growth and rewards, there are risks and uncertainties worth keeping in mind. For instance, the semiconductor wafer fabrication equipment industry has grown massively over the past 30 years, from US$10B in annual sales in 1990 to over US$60B per year in 2020. But that growth has been highly variable, with the industry taking 10 years to surpass a US$40B sales peak in 2007, and twice seeing peak to trough declines of over 40%. Should AI turn out to be more evolution than revolution, or if the surge in capex investment falls short of estimates, or if the industry’s path is as variable as fabrication’s, we remain confident in the resilience and long-term growth potential of the companies within our portfolio, as none of them are wholly dependent on AI associated predictions to grow.

Portfolio Highlights

The idea that themes in the portfolio emerge from a collection of disparate individual holdings revealed to share exposure to growing trends, and that sector allocations are merely the result of an accumulation of specific stock decisions, is illustrated well by our long-term stance in favor of the Information Technology and Consumer Staples sectors.

We’ve owned Taiwan-based semiconductor manufacturer TSMC continuously since 1999 in our International Equity strategy (and since the inception of this strategy), and the holding has been a cornerstone of our IT weight, leading to a persistent overweight to the semiconductor industry group. This description, written for our International Equity commentary nearly a quarter-century ago, still rings true: “The global trend toward outsourcing is not confined to the services sector. Capital requirements in the semiconductor manufacturing industry are so high that many electronic equipment companies have gradually withdrawn from

18

manufacturing, choosing to fulfill their semiconductor requirements from external sources. By taking orders from a broad base of such OEM customers, TSMC has become the world’s most efficient chipmaker, and can generate high returns on the large capital investment required.” Management has redoubled investment to reinforce that efficiency and retain its technology lead, when others balked at the audacious commitment required, and that sustained advantage has enabled growth that has rewarded investors handsomely over time.

Samsung Electronics’ evolution since we first bought its shares twenty years ago in our International Equity strategy, as its chip division eclipsed its mobile phone and display divisions, has increasingly led us to view it as a semiconductor holding, even as the company remains categorized as tech hardware by MSCI.

The semiconductor industry has historically been highly cyclical, characterized by frequent revenue downturns of 10% or more, with even larger profit declines especially for the weakest competitors. Recognizing our limitations in forecasting these cycles, we’ve aimed to mitigate the cyclical volatility of our substantial semiconductor investments by diversifying with investments in less-cyclical sectors, such as Consumer Staples. This balance allows us to manage risk while maintaining exposure to the growth potential of the semiconductor industry. This approach has resulted in our overweight in Consumer Staples.

The companies within Consumer Staples, which include food, beverage, and personal household goods makers,

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

TSMC	Info Technology	Taiwan	3.8

BBVA	Financials	Spain	3.8

Schneider Electric	Industrials	France	3.7

Samsung Electronics	Info Technology	South Korea	3.7

FEMSA	Cons Staples	Mexico	3.2

DBS Group	Financials	Singapore	3.2

Manulife	Financials	Canada	3.1

Allianz	Financials	Germany	3.0

Infineon Technologies	Info Technology	Germany	2.8

L’Oréal	Cons Staples	France	2.6

typically exhibit more moderate growth rates compared to many of our other holdings. However, the stability of their profitability, as reflected in steady Cash Flow Return on Investment (CFROI) over many years, has resulted in their share prices being significantly less volatile than the rest of the market. This lower volatility, along with lower market sensitivity (as measured by their beta) is expected to provide substantial portfolio diversification benefits, particularly during market downturns. It creates opportunities to rebalance our holdings, shifting away from stable stocks towards more-cyclical and more-volatile segments when other investors are seeking safety in the predictability of Consumer Staples. This contrarian behavior, which demands not only the fortitude to trade against the crowd, but also the patience to hold less-glamourous investments during more risk-friendly environments, we believe is pivotal to long-term success.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

19

International Small Companies Portfolio

Individual Investors: HLMSX | Institutional Investors: HLMRX and HLRZX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Christopher Mack, CFA

Portfolio Manager

Performance Summary

For the International Small Companies Portfolio, the Investor Class rose 11.53%, the Institutional Class rose 11.61%, and the Institutional Class Z rose 11.70% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI All Country World ex US Small Cap Index, rose 17.37% in the same period (net of source taxes).

Market Review

International small-cap stocks rose sharply in the first half of the fiscal year (matching the performance of their large-cap counterparts) despite lingering inflation in some economies.

The fiscal year began with signs of slowing inflation and an economic “soft landing” as earlier worries over the health of the banking system faded from memory. Artificial intelligence (AI) captivated investors, given the technology’s potential to drive long-term productivity gains and growth. However, concerns persisted throughout the six-month period over the potential economic fallout of worsening geopolitical strain.

Monetary policies in global developed markets, which had previously moved together toward higher rates to curb inflation, began to diverge as central bankers addressed varied inflationary trends. In the US, the Federal Reserve (Fed) kept its benchmark rate steady at 5.25–5.5% throughout the period. At its April 2024 meeting, the Fed continued to signal two rate cuts this year. Both the Bank

Fund Facts at April 30, 2024

Total Net Assets	$509.4M

Sales Charge	None

Number of Holdings	79

Turnover (5 Yr. Avg.)	25%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMSX	HLMRX	HLRZX

CUSIP	412295883	412295875	412295644

Inception Date	3/26/2007	6/30/2011	4/04/2023

Minimum Investment	$5,000[1]	$100,000[1]	$5,000,000

Net Expense Ratio[2]	1.30%	1.15%	1.00%

Gross Expense Ratio[2]	1.51%	1.16%	1.14%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

of England and European Central Bank also kept rates unchanged. In contrast, the Swiss National Bank announced an unexpected reduction of 25 basis points (bps) in March—the first cut by a major central bank cut since the pandemic’s end—triggered by inflation there returning to the bank’s target range.

In a landmark move, the Bank of Japan (BOJ) raised short-term interest rates in March, ending the country’s decade-long era of negative interest rates. The BOJ also announced an end to both its yield curve control policy, which had capped long-term Japanese government bond yields, and its asset-purchase program, which had encompassed not only government bonds but also stock ETFs and real estate investment trusts, in a sustained effort to offset negative wealth effects from deflation. As a result, yields on Japanese 10-year bonds increased, though they remain well below comparable yields in other developed markets. The People’s Bank of China continued its efforts to stimulate the real estate sector and broader economic activity by introducing measures to invigorate its moribund economy, including reducing the cash-reserve requirements for banks—freeing up more funds for lending—and enhancing credit availability to eligible developers.

Every sector posted positive returns in the six-month period, led by Industrials and Financials—two of the most

20

Performance (% Total Return)

	For periods ended March 31, 2024						For periods ended April 30, 2024

	1 Year	3 Years	5 Years	10 Years	Since Inception* Mar-07 Jun-11		1 Year	3 Years	5 Years	10 Years	Since Inception* Mar-07 Jun-11

Intl. Small Companies Portfolio – Investor Class	6.79	-1.56	5.04	4.39	5.53		-0.96	-4.60	3.21	3.91	5.22

Intl. Small Companies Portfolio – Inst. Class	6.98	-1.35	5.28	4.64		5.72	-0.82	-4.40	3.44	4.16		5.31

Intl. Small Companies Portfolio – Inst. Class Z	7.20	-1.29	5.33	4.66		5.68	-0.67	-4.33	3.49	4.18		5.37

MSCI All Country World ex US Small Cap Index	12.80	0.38	6.24	4.74	–	5.05	9.54	-1.60	5.47	4.61	–	4.89

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, March 26, 2007. Inception of the Institutional Class, June 30, 2011. Inception of the Institutional Class Z, April 4, 2023. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class or the Investor Class, respectively. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

economically sensitive sectors—amid improving economic sentiment in many economies and higher interest rates. Even though large-cap tech companies are more easily thought of as direct beneficiaries of the rising demand for semiconductors and AI tools, AI-related spending also boosted the returns from shares of small-cap Information Technology (IT) companies.

The Materials sector underperformed as prices fell for several commodities—including iron ore, nickel, and lithium—amid weak economic growth in China and declining demand for electric vehicles, which require various raw materials for their batteries. Health Care was another relatively weak sector, as higher interest rates and reduced venture-capital investment in drug-discovery startups continued to weigh on investor sentiment. US legislators also introduced a bill in January called the Biosecure Act to limit Chinese companies from accessing US patient data, which may restrict the ability of US companies to work with Chinese partners on national-security grounds.

By region, the Middle East and Europe (both inside and outside the eurozone) beat the index for the period. Japan was the biggest laggard, while Canada was dragged down by Energy’s poor performance.

Performance Attribution

The Portfolio’s underperformance during the period was primarily due to poor stocks in IT, Health Care, and Industrials.

In IT, Swiss electrical components manufacturer LEM Holdings saw its stock decline amid weakening end markets for electric vehicles (EVs), smart meters, and EV charging stations. In Health Care, shares of Evotec, a contract research company focused on discovering new drugs for pharmaceutical and biotechnology clients, declined sharply. At the start of 2024, Evotec’s chief executive officer resigned after failing to properly report his stock trades. Our takeaway from having continual discussions with Evotec’s board is that the broader executive management team has long been responsible for carrying out the company’s strategy, which we expect should limit execution risks following the CEO’s departure.

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	11.7	3.7

Cons Discretionary	6.3	11.7

Cons Staples	9.2	6.2

Energy	1.8	4.1

Financials	9.2	11.7

Health Care	10.1	6.5

Industrials	20.8	21.2

Info Technology	16.8	11.6

Materials	7.9	11.6

Real Estate	0.6	8.7

Utilities	2.8	3.0

Cash	2.8	–

Geography	Portfolio	Benchmark

Canada	1.0	6.7

Emerging Markets	22.3	30.5

Europe EMU	25.0	12.4

Europe ex EMU	29.7	18.6

Frontier Markets	7.4	–

Japan	8.3	21.5

Middle East	2.0	1.8

Pacific ex Japan	0.7	8.5

Other	0.8	–

Cash	2.8	–

“Benchmark”: MSCI All Country World ex US Small Cap Index. “Frontier Markets”: Includes countries with less-developed markets outside the index. “Other”: Includes companies classified in countries outside the index.

21

Utilities was our largest contributor in the period, boosted by French liquid chemical storage and distribution company Rubis. Shares rose after earnings beat expectations. The Materials sector also performed well. SH Kelkar, a leading supplier of fragrances and flavors in India, reported 29% revenue growth in its latest quarter. It also won a contract with a large multinational consumer-staples company, a sign of its strengthening market position.

By region, the European Monetary Union and EMs were the poorest relative performers in the period. The largest detractors included Germany’s Hello Fresh, a pandemic beneficiary that is now struggling to maintain new customer growth. In Emerging Markets, we had weak stocks in Indonesia, Taiwan and India. Prodia, an Indonesian company specializing in medical laboratory services, performed poorly due to intensifying competition likely to impact future revenues. The Portfolio’s underweight in Japan helped to partially offset the performance impact of the broad decline across our Japanese holdings.

Israel’s software developer, Cyberark, helped make the Middle East the best-performing region on a relative basis. The company reported a 25% jump in revenue due to additional security solutions sales to existing customers.

Good stocks in Pacific ex Japan also contributed. Shares of Singapore-based ASM Pacific Technology, a supplier of advanced packing equipment used to build semiconductors, surged on expectations that demand for AI chips will fuel the company’s growth.

Perspective and Outlook

Charlie Munger once used a surfing metaphor to explain how a company can take advantage of a “wave”—a powerful trend or industry force—to create long-term growth. By recognizing a large wave as it forms and catching it at the right moment, he said, a surfer can ride the wave for “a long, long time.” It was 1994, and one of the examples Munger gave was Microsoft and the rise of personal computing, a wave the company would ride for the next three decades to a US$3 trillion market capitalization. Munger, who died last year, was also known to preach patience: “The first rule of compounding,” as his famous line goes, is to “never interrupt it unnecessarily.” Finding companies poised to benefit from big waves and allowing time for their profits to grow and compound, can have a powerful effect on returns.

Generative AI is a wave that has gained tremendous momentum since the November 2022 launch of ChatGPT, a chatbot that introduced much of the business world to the practical applications of AI. While computer scientists have been working to improve AI for decades, the revolutionary change initiated by the success of large-language models like the one ChatGPT uses is in its infancy. The world spent around US$50 billion on the chips that enable this technology in 2023. This figure is widely expected to surge over the next few years, although forecasts vary from about US$100 billion to more than US$400 billion. Large companies such as NVIDIA have been the earliest and clearest beneficiaries of this demand. However, there are many smaller companies, such as our holding Pfeiffer Vacuum, which occupy an important niche in the supply chain.

Pfeiffer Vacuum is a German manufacturer of advanced pumps that create near-perfect vacuums, a critical tool for maintaining the “clean rooms” where semiconductors are manufactured. As semiconductors become more sophisticated, they also require more material deposition—a process in which thin layers of material are deposited onto the wafer—as well as more processing. The smaller the transistor, the more sensitive it is to impurities in the air. With this increasing complexity, not only are more vacuum pumps needed, but also more powerful pumps.

An attractive feature of this niche is its consolidated industry structure: Two suppliers, Pfeiffer Vacuum and Atlas Copco, control about 95% of the global market for clean room vacuum pumps. And nearly half of Pfeiffer Vacuum’s overall sales are to semiconductor customers. The company’s competitive advantage is underpinned by a strong brand and high switching costs—characteristics that we think are likely to endure.

Another wave that appears ready to crest is in cybersecurity. With data breaches on the rise—ransomware attacks were up 70% in 2023—our Israeli holding Cyberark has built a strong position in the fast-growing niche of protecting “privileged accounts.” This term refers to the users or applications that have access to sensitive areas of a business’s computer systems. If a firewall is breached, Cyberark’s tools create a digital vault inside the enterprise that securely stores these credentials, alerts the customer’s IT professionals, and monitors and records the movement of the hacker inside the network. In a recent meeting, management estimated that only about 50% of the privileged users—human and machine—in its customers’ organizations are secure, presenting a large opportunity to expand Cyberark’s relationships with these companies.

Long-term waves can be turbulent, and as Munger said, some companies fall off. An investor always must be watching for signs that a business is losing its competitive edge. For now, though, Pfeiffer Vacuum and Cyberark appear well positioned to surf the wave.

22

Portfolio Highlights

Japan is the single-largest country weight in the international small-cap benchmark. Overall economic growth in Japan also has been slow amid factors such as an aging population, tight labor conditions, chronic deflation, and, lately, a depreciating currency. However, as investors, we seek growth even in places where it isn’t readily apparent.

Because of the challenging environment in Japan, many companies there turn to overseas markets for growth. Such companies navigate increasingly strict cross-border trade policies in a deglobalizing world, as well as the financial effects of a volatile yen. While we have found plenty of Japanese exporters that offer long-term profitable growth, solid domestic growers without exposure to deglobalization and currency risks also can be attractive.

One such company is SMS, a business that benefits from Japan’s otherwise unfavorable demographics. As a leading recruitment agency for nurses and elderly-care providers in a country that desperately needs them, the company is seeing higher demand for its services, including its software tool that helps elderly-care facilities navigate the insurance landscape. SMS is targeting 20% annual revenue growth over the next few years.

Meanwhile, what began as a push by former Prime Minister Shinzo Abe to improve corporate governance in Japan has gained more momentum in recent years. This has led to a recent flurry of government reforms as well as new mandates from the Tokyo Stock Exchange (TSE), which will begin requiring all listed companies to develop plans to improve returns on capital. While this is welcome news, the announcement has primarily benefited shares of lower-quality companies that had been trading below book value, where there is presumably more room for improvement than for high-quality firms.

Other changes concern taxes. To stoke dealmaking, small and medium enterprises (SMEs) can now write off up to 100% of their acquisition costs as losses for tax purposes if they acquire another SME, which may mean more mergers and acquisitions of small caps. Other tax-related reforms

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

Rubis	Utilities	France	2.9

Hoa Phat Group	Materials	Vietnam	2.7

Megacable	Comm Services	Mexico	2.3

Max Financial	Financials	India	2.2

Senior	Industrials	UK	2.2

Bank of Georgia	Financials	UK	2.1

Diploma	Industrials	UK	2.1

Cyberark	Info Technology	Israel	2.0

Cranswick	Cons Staples	UK	2.0

Fuchs Petrolub	Materials	Germany	2.0

could offer more immediate advantages to some of our holdings. For example, Solasto may be poised to benefit from a new preferential tax rate available to firms that give their employees a pay raise above a minimum threshold.

Solasto operates in a duopoly for medical administration outsourcing services for hospitals and clinics in Japan. Because of its scale, the company has the capital necessary to make key investments in technology. These investments have increased employee productivity by allowing Solasto to manage more outsourcing services without adding staff. The company has been sharing these productivity gains with its workers through continual pay increases which could qualify the company for the new preferential tax treatment.

JCU, the world’s top supplier of plating chemicals used in printed circuit boards and chips, may also benefit from some of the upcoming tax changes. The company is positioned to take advantage of a new tax break to boost domestic production in certain sectors considered to be essential for Japan, such as semiconductor devices. The incentive will last for 10 years from the time of approval and is based on the level of production of qualifying products.

Over the long term, the changes in Japanese business policy and mindset should be positive developments. As management teams digest the recent revisions, we’ll learn more of the specifics of how they see the reforms potentially impacting their businesses.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

23

Emerging Markets Portfolio

Individual Investors: HLEMX | Institutional Investors: HLMEX and HLEZX

Portfolio Management Team

Pradipta Chakrabortty Co-Lead Portfolio Manager Scott Crawshaw Co-Lead Portfolio Manager Lee Gao Portfolio Manager Babatunde Ojo, CFA Portfolio Manager

Performance Summary

The Emerging Markets Portfolio (Advisor Class) and Institutional Emerging Markets Portfolios (Institutional Class and Institutional Class Z)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

For the Emerging Markets Portfolio, the Advisor Class rose 8.30% (net of fees and expenses) in the six-month period ended April 30, 2024. For the Institutional Emerging Markets Portfolio, the Institutional Class rose 8.13% and Institutional Class Z rose 8.21% in this period. The Portfolios’ benchmark, the MSCI Emerging Markets Index, rose 15.40% (net of source taxes).

Market Review

Emerging Markets (EMs) posted strong returns overall in the first half of the fiscal year, boosted by a combination of resilient business conditions and the prospect of easier monetary policy. From Peru to Poland, the story was often the same: central banks that had led the US in hiking rates now led it in cutting, giving a boost to local economies and cheering investors.

Europe was the best-performing region in the index, with Turkey leading the way thanks to a rally in shares of banks and industrials amid growing investor enthusiasm for

Fund Facts at April 30, 2024

Sales Charge		None

Number of Holdings		74

Dividend Policy		Annual

	Individual Investors	Institutional Investors

Total Net Assets	$900.4M	$1,130.6M

Turnover (5 Yr. Avg.)	25%	20%

	Advisor Class	Inst. Class	Inst. Class Z

Ticker	HLEMX	HLMEX	HLEZX

CUSIP	412295305	412295701	412295693

Inception Date	11/9/1998	10/17/2005	3/5/2014

Minimum Investment	$5,000[1]	$500,000[1]	$10,000,000

Net Expense Ratio[2]	1.20%	1.05%	0.95%

Gross Expense Ratio[2]	1.20%	1.14%	1.05%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

the country’s macro stabilization plan and more orthodox monetary policy. Latin America was the weakest region mainly due to Brazil, where inflation prints came in higher than expected, reducing optimism about the potential pace of interest rate cuts. Markets in Mexico, Peru, and Colombia did well, however. Mexico was helped by steady private investment growth and manufacturing expansions as demand grew for production beyond China.

In Asia, the tech-heavy markets in Taiwan and South Korea benefited from resilient economic growth in the US and excitement about the potential for artificial intelligence (AI). India, now the second largest market in the index behind China, enjoyed a strong positive run led by Energy, Real Estate, and Communication Services stocks.

China was the laggard among the large EMs amid concerns about its ailing economy and geopolitical tensions with the US. China’s real-estate market continued to falter and the recovery in consumption remained muted despite ongoing policy support. Meanwhile the Biden administration pressured allies in an attempt to squeeze China’s access to semiconductor technology. Also, a US Congressional committee introduced the Biosecure Act that seeks to ban US companies that receive federal funds from contracting with “biotechnology companies of concern” based on the risk of ties to China’s military.

24

Performance (% Total Return)

	For periods ended March 31, 2024						For periods ended April 30, 2024

	1 Year	3 Years	5 Years	10 Years	Since Inception* Nov-98 Oct-05		1 Year	3 Years	5 Years	10 Years	Since Inception* Nov-98 Oct-05

Emerging Markets Portfolio – Advisor Class	2.98	-9.91	-1.51	1.09	8.42		1.16	-11.12	-2.73	0.76	8.28

Inst. Emerging Markets Portfolio – Inst. Class	2.43	-10.09	-1.56	1.09		4.52	0.58	-11.30	-2.78	0.75		4.35

Inst. Emerging Markets Portfolio – Inst. Class Z	2.52	-10.00	-1.44	1.23		4.59	0.68	-11.22	-2.66	0.90		4.42

MSCI Emerging Markets Index	8.15	-5.05	2.22	2.95	–	5.31	9.88	-5.69	1.89	2.96	–	5.31

Returns are annualized for periods greater than 1 year. *Inception of the Advisor Class, November 9, 1998. Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Information Technology (IT) was the strongest sector as enthusiasm surrounding artificial intelligence continued to boost shares of a concentrated group of stocks. Taiwan’s TSMC rallied as escalating demand for semiconductors required for AI training boosted prospects for its revenue growth and profit margins. Energy also posted strong returns, driven by Reliance Industries, the Indian conglomerate with a business profile across petrochemicals, telecommunications, and digital retail, as well as by PetroChina, which generated strong core earnings in both its upstream and downstream segments.

The Real Estate sector continued to be battered by further fallout from China’s property-market slump. Declines in Health Care were largely a result of the US Biosecure bill. Materials were also weak; China’s economic weakness and the state’s measured approach to supporting the property sector weighed on commodity prices such as iron ore. That offset strength in copper miners following a strong increase in the commodity’s price.

Stock returns in EMs this period were also boosted by new incentives from government policymakers and stock-market regulators in Asia to enhance shareholder returns. In South Korea, the government has been frustrated by the persistently lower valuations of domestic stocks compared to overseas peers, what’s been dubbed a Korean discount. It unveiled a corporate “value-up” program to boost low price-to-book securities, including unwieldy conglomerates (or chaebols) and financial groups that have delivered pathetic returns on capital for decades. Investors responded by bidding up some of the cheapest stocks, despite an absence of policy details. In China, we have observed evidence of a similar campaign, with sudden boosts in dividend payouts and share buybacks by state-owned enterprises (SOEs).

Performance Attribution

The Portfolio’s underperformance in the six-month period was caused by weak stocks in Industrials, Financials, IT,

and Health Care. We had relative strong returns in Consumer Discretionary; the Portfolio’s overweight to IT and underweight to Materials were also helpful.

In Industrials, key detractors included China’s Sanhua Intelligent Controls, a leading global supplier of thermal management components for home appliances, cars, and energy storage systems. The company suffered from slowing demand from automaker customers. Shares of Hengli Hydraulic, China’s largest producer of hydraulic components used in excavators, tractors, and other mobile machinery, were hurt by weak demand for excavators.

In Financials, India’s HDFC Bank underperformed as it reported a slowdown in deposit growth in an environment where the central bank has continued to tighten liquidity. In early April, however, the bank reported record sequential deposit growth in the final quarter of its fiscal year, a promising start. Shares of AIA Group, the pan-Asian life-insurance company, fell despite at the end of the period reporting robust earnings supported by higher profit margins that beat sell-side analyst expectations. Investors may have been disappointed that management, during its full year results call, did not indicate it would extend a buyback program.

In IT, relative returns were hampered by the strong performance of TSMC; our holding is below the large index weight in accordance with our risk guidelines. Shares of China’s LONGi, the leading global manufacturer of solar equipment, remained weak as pricing for solar modules plunged amid an influx of supply and slowing demand.

Health Care performance was punctured by our holdings in CDMO (contract development and manufacturing organization) companies WuXi AppTec and WuXi Biologics. Shares of both companies fell sharply in the fallout from the introduction of the US Biosecure Act. Although there is high uncertainty as to the eventual form of any bill and whether it will become law, we saw enough risk to the WuXis’ revenue pool and growth prospects that we exited our positions.

25

In Consumer Discretionary, performance was boosted by China’s leading online travel agency, Trip.com Group, which has beat market expectations for earnings growth as margins continued to track well above pre-pandemic levels, reflecting cost efficiencies achieved in part from using AI applications to support customer service and marketing. Management also guided for robust revenue growth in 2024.

By region, the bulk of the Portfolio’s underperformance came from India and China due to the Industrials, Financials, and Health Care stocks noted above. A pair of frontier-market holdings added to returns. Kaspi.kz, a Kazakhstan-based internet platform, has enjoyed strong earnings and a robust growth outlook, particularly in its marketplace and payments businesses. Safaricom, an East African communications and fintech company, rallied in tandem with other Kenyan shares as both the IMF and the

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Advisor HLEMX	Institutional HLMEX / HLEZX	Benchmark

Comm Services	7.6	7.6	9.1

Cons Discretionary	17.6	17.6	12.9

Cons Staples	6.6	6.6	5.5

Energy	2.0	2.0	5.4

Financials	22.7	22.8	22.3

Health Care	1.8	1.8	3.4

Industrials	13.6	13.6	6.9

Info Technology	23.7	23.8	22.7

Materials	0.4	0.4	7.3

Real Estate	1.1	1.2	1.6

Utilities	0.7	0.7	2.9

Cash	2.2	1.9	–

Geography

China + Hong Kong	27.4	27.7	26.7

India	12.5	12.4	18.1

South Korea	7.1	7.2	12.0

Taiwan	14.1	14.0	17.2

Rest of Asia	4.6	4.6	5.1

Africa	2.4	2.4	2.9

Europe	2.4	2.4	2.7

Latin America	14.1	14.1	8.5

Middle East	2.2	2.3	6.8

Frontier Markets	3.0	3.0	–

Developed Markets Listed	8.0	8.0	–

Cash	2.2	1.9	–

“Benchmark”: MSCI Emerging Markets Index. “China + Hong Kong”: The Emerging Markets Portfolio’s end weight in China at April 30, 2024 is 24.1% and Hong Kong is 3.6%. The benchmark does not include Hong Kong. “Developed Markets Listed”: Includes emerging markets or frontier markets companies listed in developed markets. “Frontier Markets”: Includes countries with less-developed markets outside the index.

World Bank increased financial support packages to the country, which also managed to issue a large Eurobond, its first since 2021.

Perspective and Outlook

Most people in the developed world don’t think twice about access to financial products. Bank accounts, credit cards, and loans are plentiful and within reach to most; in many countries, the average consumer has several of each. But in emerging economies, large segments of the population face very different circumstances: more than a billion people still lack access to formal banks and the important services they provide, especially access to easy payments and to credit.

This is particularly the case in Latin America. The reasons why people lack bank accounts vary. Many don’t have enough savings to meet minimum balance requirements set by banks. Some lack the documentation required or don’t trust the financial system. Others simply don’t have bank branches in their neighborhoods or even their towns. As a consequence, fewer than half of Mexicans have bank accounts, and fewer than one in five has any kind of formal credit history. In Brazil, the region’s largest economy, banking access is more widespread—there, each Brazilian has two credit cards on average—but the annualized interest rate on revolving balances remained at more than 400% last year, according to the country’s central bank, which blamed limited competition.

Those constraints have become their own opportunity for some Latin American businesses. It is easier and cheaper for many people to open mobile-money accounts on their phones, and over the past decade new participants beyond banks have emerged in force to meet this demand. In some cases, in addition to eyeing financial products as areas for potential growth, companies outside of the traditional banking world have seen them as a way to build competitive advantages in their core businesses.

In Mexico, leading retailer and Coca-Cola bottler FEMSA rolled out its digital wallet Spin three years ago, turning the company’s ubiquitous Oxxo convenience stores into the equivalent of simple banks. With more than 23,000 stores, there are more Oxxos than bank branches in Mexico; indeed, they serve many towns ignored by banks completely. While customers can use the app to send or receive money, similar to Venmo, they can also go to Oxxo stores and make basic bank-like transactions such as deposits and withdrawals. This ubiquity and accessibility to Mexicans from all regions and walks of life makes it easy for workers without bank accounts to deposit money into their Spin wallets to send to their families across town or across the country, who can withdraw it just as easily—or spend it in stores, ideally Oxxo’s own.

26

Another prime example of how alternative payment systems can boost a company’s core offering is MercadoLibre, Latin America’s largest online retailer, which we added to the portfolio in March 2024. MercadoLibre launched its payments business, Mercado Pago, in 2003 and it has since become the leading private payment provider in the region. Nearly three quarters of its payments now take place outside of MercadoLibre’s online site. Mercado Pago comprises more than half of the company’s total earnings and cash flow, which has helped to fund investments elsewhere—especially in logistics—that have served to reinforce MercadoLibre’s lead in e-commerce.

Mercado Pago has been especially important to MercadoLibre’s success in Mexico, which accounts for more than 20% of its sales. Mexico has the largest unbanked population in Latin America and many online shoppers there have had to pay cash on delivery, a sometimes cumbersome process that Mercado Pago helped to resolve. For more than half of MercadoLibre’s users, Mercado Pago was the first digital payment method available to them. In addition, more than half of the credit offered by Mercado Pago has gone to customers getting their first access to credit ever; half of them have been women, who have been particularly underserved by banks.

As its credit business grows, MercadoLibre will have to decide how to fund that growth more efficiently, while managing risks to its balance sheet. Banks will also fight back. Yet regulators are likely also aware of the lack of competition in the financial sector. When Mexico’s antitrust commission expressed concern about MercadoLibre and Amazon.com’s dominance of the online retail market, it chose to focus on recommending more transparency for merchants and on bundled services such as Amazon Prime’s streaming videos, not Mercado Pago—likely in recognition of the even more dominant role of banks in the financial system.

MercadoLibre and FEMSA have built valuable businesses in payments, ones that also address a pressing need for many customers of their retail businesses. There is still much work to do in promoting financial inclusion in Latin America. That also means there is a continuing opportunity for MercadoLibre, FEMSA, and other companies to lower financial barriers for customers while at the same time differentiating themselves from their competitors and boosting their own businesses.

Portfolio Highlights

Our investments this period included hospitals, e-commerce, and beer. Thailand’s Bumrungrad Hospital is capitalizing on the growth in the health-care industry of medical tourism—international patients account for about two thirds of its total revenue. The company focuses on

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	Advisor HLEMX	Institutional HLMEX / HLEZX

TSMC	Info Technology	Taiwan	5.6	5.5

Samsung Electronics	Info Technology	South Korea	5.2	5.3

HDFC Bank	Financials	India	4.6	4.5

Tencent	Comm Services	China	4.6	4.5

Tata Consultancy Services	Info Technology	India	3.5	3.5

Maruti Suzuki	Cons Discretionary	India	3.1	3.1

GF Banorte	Financials	Mexico	2.3	2.3

Trip.com Group	Cons Discretionary	China	2.2	2.2

Tenaris	Energy	Italy	2.0	2.0

AirTAC	Industrials	Taiwan	2.0	2.0

complex surgeries such as heart bypass or spinal fusion and does so with a superior level of service relative to other hospitals in Thailand as well as other countries from which Bumrungrad attracts international patients. Differentiating itself this way allows it to charge higher prices than any other hospital in the country. Yet its prices are still low compared to the developed world, as little as a fifth of what would be charged by a hospital in the US, for instance. Bumrungrad enjoys enviable returns on capital and compelling growth prospects.

Another new purchase was Polish e-commerce company Allegro. Allegro has a 45% share of its home market, while its nearest competitors each have less than 10%. Allegro is predominantly a third-party marketplace where retailers can sell their products directly to consumers from branded storefronts. In addition to the core e-commerce marketplace, the company also operates an online payments platform, Allegro Pay, as well as an advertising business, Allegro Ads, that enables profile-based targeting. Allegro also owns the largest online seller of concert and entertainment tickets in Poland, eBilet. Allegro’s competitive advantage is that it is a well-recognized and trusted brand name in Poland that provides the widest range of products and services. Its scale allows the company to be the lowest-priced seller across the most frequently purchased product categories.

We also added a new position in Budweiser APAC, the market leader in the premium beer category in China. We believe Budweiser APAC’s superior brand portfolio and management’s efforts to boost consumption of premium beer in China should support profitable growth for the company. The stock was trading at an attractive valuation given its long-term growth prospects in China and other regional markets such as South Korea and India.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

27

Emerging Markets ex China Portfolio

Institutional Investors: HLXCX

Portfolio Management Team

Pradipta Chakrabortty EM Co-Lead Portfolio Manager Scott Crawshaw EM Co-Lead Portfolio Manager Babatunde Ojo, CFA EM ex China Portfolio Manager Lee Gao Portfolio Manager

Performance Summary

For the Emerging Markets ex China Portfolio, the Institutional Class rose 11.65% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI Emerging Markets ex China Index, rose 20.13% (net of source taxes).

Market Review

Emerging Markets (EMs) outside China posted strong returns overall in the first half of the fiscal year, boosted by a combination of resilient business conditions and the prospect of easier monetary policy. While concerns about the US Federal Reserve’s slow pace of interest rate cuts pressured the MSCI EM Index in January 2024, it soon recovered. From Peru to Poland, the story was often the same: central banks that had led the US in hiking rates now led it in cutting, giving a boost to local economies and cheering investors.

Europe was the best-performing region in the index, with Turkey leading the way thanks to a rally in shares of banks and industrials amid growing investor enthusiasm for the country’s macro stabilization plan and more orthodox monetary policy. Latin America was the weakest region mainly due to Brazil, where inflation prints came in higher than expected, reducing optimism about the potential pace of interest rate cuts. Other (smaller) markets in the region did well, however. Mexico was helped by steady private investment growth and manufacturing expansions as demand grew for production beyond China. The economies

Fund Facts at April 30, 2024

Total Net Assets	$3.7M

Sales Charge	None

Number of Holdings	52

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLXCX

CUSIP	29104D105

Inception Date	09/14/2022

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.05%

Gross Expense Ratio[2]	5.69%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

of Peru and Colombia benefited from stronger copper and energy prices, respectively.

In Asia, markets in Taiwan and South Korea benefited from excitement about the potential for artificial intelligence (AI); resilient economic growth in the US also raised hopes of increased demand for these countries’ technology businesses, especially semiconductor companies. India, now the largest market in the index, enjoyed a strong positive run led by Energy, Real Estate, and Communication Services stocks.

Information Technology (IT) was the strongest sector as enthusiasm surrounding artificial intelligence continued to boost shares of a concentrated group of stocks. Taiwan’s TSMC rallied as escalating demand for semiconductors required for AI training boosted prospects for its revenue growth and profit margins. Energy also posted strong returns, driven by Reliance Industries, the Indian conglomerate with a business profile across petrochemicals, telecommunications, and digital retail.

Materials were weak; iron ore miners and chemicals producers dropped sharply. China’s economic weakness and the state’s measured approach to supporting the property sector weighed on commodity prices such as iron ore. That offset strength in copper miners following a strong increase in the commodity’s price.

28

Performance (% Total Return)

	For periods ended March 31, 2024		For periods ended April 30, 2024

	1 Year	Since Inception*	1 Year	Since Inception*

Emerging Markets ex China Portfolio – Inst. Class	11.14	10.64	3.43	6.98

MSCI Emerging Markets ex China Index	20.51	14.70	17.60	12.77

Returns are annualized for periods greater than 1 year. *Inception date: September 14, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Another driving force for stock returns in EMs this period was a push from government policymakers and stock-market regulators to incentivize companies to enhance shareholder returns. These campaigns, first witnessed in Japan, are being replicated in South Korea. In South Korea, the government has been frustrated by the persistently lower valuations of domestic stocks compared to overseas peers, what has been dubbed a Korean discount. It unveiled a corporate “value-up” program to boost low price-to-book securities, including unwieldy conglomerates (or chaebols) and financial groups that have delivered pathetic returns on capital for decades. Investors responded by bidding up some of the cheapest stocks, despite an absence of policy details.

Performance and Attribution

The Portfolio’s underperformance in the six-month period was caused by weak stocks in Industrials, IT, Financials, and Communication Services. We had relative strong returns in Consumer Staples; the Portfolio’s underweight to Materials and overweight to Consumer Discretionary were also helpful.

In Industrials, key detractors included Indonesian truck and auto business operator Astra International. Falling coal prices negatively impacted the company’s heavy equipment and mining business, while China poses a competitive threat in the electric vehicle market.

In IT, relative returns were hampered by the strong performance of TSMC; our holding is below the large index weight in accordance with our risk guidelines. We also do not hold SK Hynix, which has taken a lead (temporarily in our view) over South Korea’s Samsung Electronics in the high-bandwidth memory market that is set to expand rapidly due to rising demand from AI training computers.

In Financials, India’s HDFC Bank underperformed as it reported a slowdown in deposit growth in an environment where the central bank has continued to tighten liquidity. If the bank cannot leverage its growing branch network to re-accelerate deposit growth over the medium term this may constrain asset growth and crimp net interest margins. In early April, however, the bank reported record sequential deposit growth in the final quarter of its fiscal year, a promising start.

Shares of Communication Services holding Telkom Indonesia declined after management reported lower-than-expected revenue growth. Another detractor in this sector was South

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	6.0	4.5

Cons Discretionary	11.4	6.9

Cons Staples	10.3	5.8

Energy	1.8	6.0

Financials	24.0	24.3

Health Care	4.1	3.1

Industrials	10.3	7.6

Info Technology	25.0	28.9

Materials	1.6	8.7

Real Estate	3.9	1.3

Utilities	0.0	2.9

Cash	1.6	–

Geography	Portfolio	Benchmark

India	16.6	24.7

South Korea	10.3	16.4

Taiwan	14.2	23.4

Rest of Asia	8.2	7.0

Africa	4.5	4.0

Europe	4.6	3.6

Latin America	16.6	11.6

Middle East	6.3	9.3

Frontier Markets	4.8	–

Developed Markets Listed	12.3	–

Cash	1.6	–

“Benchmark”: MSCI Emerging Markets ex China Index. “Developed Markets Listed”: Includes emerging markets or frontier markets companies listed in developed markets. “Frontier Markets”: Includes countries with less-developed markets outside the index.

29

Korean social internet e-commerce company Naver, which reported that sales growth slowed well below that of the overall market.

The key contributor in Consumer Staples was Coca-Cola HBC, which continued to report good volume growth in soft drinks and, in particular, energy drinks, from its diversified markets in Eastern Europe including Poland, Hungary and the Czech Republic as well as a strong recovery in Nigeria.

By region, the bulk of the Portfolio’s underperformance came from India, Taiwan, and South Korea due to the Industrials, IT, Financials, and Communication Services stocks noted above.

Good stocks in the Middle East positively contributed to relative returns, particularly the United Arab Emirates’ Emaar Properties. Shares rose as market demand for the company’s shopping malls and hospitality businesses increased. Frontier-market holding Kaspi.kz was also helpful. The Kazakhstan-based internet platform has enjoyed strong earnings and a robust growth outlook, particularly in its marketplace and payments businesses.

Perspective and Outlook

Most people in the developed world don’t think twice about access to financial products. Bank accounts, credit cards, and loans are plentiful and within reach to most; in many countries, the average consumer has several of each. But in emerging economies, large segments of the population face very different circumstances: more than a billion people still lack access to formal banks and the important services they provide, especially access to easy payments and to credit.

This is particularly the case in Latin America. The reasons why people lack bank accounts vary. Many don’t have enough savings to meet minimum balance requirements set by banks. Some lack the documentation required or don’t trust the financial system. Others simply don’t have bank branches in their neighborhoods or even their towns. As a consequence, fewer than half of Mexicans have bank accounts, and fewer than one in five has any kind of formal credit history. In Brazil, the region’s largest economy, banking access is more widespread—there, each Brazilian has two credit cards on average—but the annualized interest rate on revolving balances remained at more than 400% last year, according to the country’s central bank, which blamed limited competition.

Those constraints, however, have become their own opportunity for Latin American businesses. It is easier and cheaper for many people to open mobile-money accounts on their phones, and over the past decade new participants beyond banks have emerged in force to meet this demand.

In some cases, in addition to eyeing financial products as areas for potential growth, companies outside of the traditional banking world have seen them as a way to build competitive advantages in their core businesses.

In Mexico, leading retailer and Coca-Cola bottler FEMSA rolled out its digital wallet Spin three years ago, turning the company’s ubiquitous Oxxo convenience stores into the equivalent of simple banks. With more than 23,000 stores, there are more Oxxos than bank branches in Mexico; indeed, they serve many towns ignored by banks completely. While customers can use the app to send or receive money, similar to Venmo, they can also go to Oxxo stores and make basic bank-like transactions such as deposits and withdrawals. This ubiquity and accessibility to Mexicans from all regions and walks of life makes it easy for workers without bank accounts to deposit money into their Spin wallets to send to their families across town or across the country, who can withdraw it just as easily—or spend it in stores, ideally Oxxo’s own.

Another prime example of how alternative payment systems can boost a company’s core offering is MercadoLibre, Latin America’s largest online retailer, which we added to the Portfolio in March. MercadoLibre started its payments business, Mercado Pago, in 2003, only four years after launching its namesake e-commerce platform. It has since become the leading private payment provider in the region, accounting for 13% of all retail sales in Latin America, both online and offline, more than any single card issuer or private form of payment other than cash. Nearly three quarters of its payments now take place outside of MercadoLibre’s online site. Mercado Pago comprises more than half of the company’s total earnings and cash flow, which has helped to fund investments elsewhere—especially in logistics—that have served to reinforce its lead in e-commerce.

Mercado Pago has been especially important to MercadoLibre’s success in Mexico, the region’s second-largest economy and MercadoLibre’s third-largest market, accounting for more than 20% of its sales. With the largest unbanked population in Latin America, many online shoppers have had to pay cash on delivery, a sometimes cumbersome process that Mercado Pago was able to help resolve. For more than half of MercadoLibre’s users, Mercado Pago was the first digital payment method available to them. In addition, more than half of the credit offered by Mercado Pago went to customers getting their first access to credit ever; half of them were women, who have been particularly underserved by banks.

As its credit business grows, MercadoLibre will have to decide how to fund that growth more efficiently, while managing risks to its balance sheet. Banks will also fight back. On the other hand, regulators are likely aware of the lack of competition in the financial sector. When

30

Mexico’s antitrust commission expressed concern about MercadoLibre and Amazon.com’s dominance of the online retail market, it chose to focus its recommendations on more transparency for merchants and on bundled services such as Amazon Prime’s streaming videos, not Mercado Pago—likely in recognition of the even more dominant role of banks in the financial system.

MercadoLibre and FEMSA have built valuable businesses for themselves in payments, ones that also address a pressing need for many customers of their retail businesses. There is still much work to do in promoting financial inclusion in Latin America compared to many other emerging markets. That also means there is a continuing opportunity for MercadoLibre, FEMSA, and other companies to lower financial barriers for customers while at the same time differentiating themselves from their competitors and boosting their own businesses.

Portfolio Highlights

Our investments in the first half of the fiscal year included hospitals, e-commerce, and beer. Thailand’s Bumrungrad Hospital is capitalizing on the growth in the health-care industry of medical tourism—international patients account for about two thirds of its total revenue. The company focuses on complex surgeries such as heart bypass or spinal fusion and does so with a superior level of service relative to other hospitals in Thailand as well as other countries from which Bumrungrad attracts international patients. Differentiating itself this way allows it to charge higher prices than any other hospital in the country. Yet its prices are still low compared to the developed world, as little as a fifth of what would be charged by a hospital in the

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

TSMC	Info Technology	Taiwan	8.9

Samsung Electronics	Info Technology	South Korea	5.1

HDFC Bank	Financials	India	4.7

Tata Consultancy Services	Info Technology	India	4.4

Emaar Properties	Real Estate	UAE	3.9

Maruti Suzuki	Cons Discretionary	India	3.6

FEMSA	Cons Staples	Mexico	2.9

Coca-Cola HBC	Cons Staples	UK	2.8

Allegro	Cons Discretionary	Poland	2.8

Walmart de México	Cons Staples	Mexico	2.6

US, for instance. Bumrungrad enjoys enviable returns on capital and compelling growth prospects.

Another new purchase was Polish e-commerce company Allegro. Allegro has a 45% share of its home market, while its nearest competitors each have less than 10%. Allegro is predominantly a third-party marketplace where retailers can sell their products directly to consumers from branded storefronts. In addition to the core e-commerce marketplace, the company also operates an online payments platform, Allegro Pay, as well as an advertising business, Allegro Ads, which enables profile-based targeting. Allegro also owns the largest online seller of concert and entertainment tickets in Poland, eBilet. Allegro’s competitive advantage is that it is a well-recognized and trusted brand name in Poland that provides the widest range of products and services. Its scale allows the company to be the lowest-priced seller across the most frequently purchased product categories.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

31

Chinese Equity Portfolio

Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Wenting Shen, CFA

Co-Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Performance Summary

The Chinese Equity Portfolio Institutional Class rose 0.93% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI China All Shares Index, rose 3.64% (net of source taxes).

Market Review

Chinese stocks rose modestly as the real-estate downcycle and a sharp slowdown in retail spending continued to weigh on markets in the first half of the fiscal year.

The government has been pursuing targeted policies supporting innovation and consumption in areas such as electronic products and electric vehicles (EVs). These policies not only align with global environmental goals, but could also stimulate domestic markets, fostering sustainable growth within targeted industries over the long run. Macroeconomic indicators seem to suggest that some key parts of the Chinese economy are stabilizing or recovering. Industrial activity has been strong; China’s manufacturing activity increased, supported by new orders from domestic customers as well as exports. The official Purchasing Managers’ Index indicated manufacturing activities expanded in both March and April 2024 after contracting from October through February.

Energy was the best-performing sector as higher oil and gas prices and cost-cutting initiatives buoyed earnings at companies like PetroChina. The Utilities sector also outperformed, led by nuclear power producer China

Fund Facts at April 30, 2024

Total Net Assets	$2.9M

Sales Charge	None

Number of Holdings	47

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment	$100,000[1]

Net Expense Ratio[2]	1.15%

Gross Expense Ratio[2]	4.15%

1Lower minimums available through certain brokerage firms. 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees. The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

National Nuclear Power, after the government approved construction of four nuclear power generation units in December.

The Health Care sector performed poorly. In January 2024, a US Congressional committee introduced the Biosecure Act, a bill that would restrict federally funded companies in the US from contracting or purchasing biotechnology equipment or services from certain biotech companies that allegedly have links to the Chinese military. Although a number of companies cited in the proposed bill, including WuXi AppTec, China’s largest provider of outsourced drug development and manufacturing services, have denied any such military link, US industry participants (including large customers of both WuXi AppTec and biopharma manufacturer WuXi Biologics) have coalesced around the core objective of reducing the reliance of the domestic pharma and biotech industry on Chinese companies.

Real Estate stocks also fell significantly as property developers continued to struggle with declining sales and high leverage. Government policy measures so far—including lowering mortgage rates and removing some financing restrictions—have not been significant enough to arrest the sector’s decline.

The Information Technology was nearly flat amid the increased pressure on other countries from the Biden

32

Performance (% Total Return)

	For periods ended March 31, 2024			For periods ended April 30, 2024

	1 Year	3 Year	Since Inception*	1 Year	3 Year	Since Inception*

Chinese Equity Portfolio – Inst. Class	-24.29	-21.60	-18.85	-15.32	-20.95	-17.19

MSCI China All Shares Index	-16.63	-16.07	-14.34	-9.15	-15.41	-12.83

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Administration to squeeze China’s access to semiconductor technology. Japan announced in March that it would restrict exports of some semiconductor manufacturing equipment, falling in line with US efforts to restrict China’s ability to manufacture advanced semiconductor chips. Due to urging by the US, the Netherlands, home of semiconductor equipment manufacturer ASML, which dominates the market for lithography machines used to make advanced semiconductor chips, has also said that it would restrict exports of chipmaking equipment. These developments contributed to weakness in the Information Technology sector, which was dragged down by sharp share price declines of companies in the semiconductor and semiconductor equipment industry.

The government has coined a new term—“new productive forces”—to describe economic development through innovation in advanced sectors. It is pushing for more domestic production in strategic industries of interest such as green technology and advanced manufacturing, as well as the upgrading of existing manufacturing processes and logistics. Regulators also sought to incentivize companies to improve shareholder returns through higher dividends and stock buybacks (discussed in more detail below). These measures disproportionately benefited the shares of cheaper companies, which are often lower in quality and tend to have more scope to improve their shareholder return programs than their higher-quality counterparts that trade at loftier valuations. The cheapest quintile of stocks outperformed the most expensive quintile by about 2,400 percentage points during the six-month period.

Performance Attribution

The Portfolio’s underperformance relative to the index in the first half of the fiscal year was primarily due to poor stocks in Health Care and Financials and the lack of holdings in the top-performing Energy sector. Strong stocks in Consumer Discretionary and IT, as well as the Portfolio’s overweight to the Industrials sector, boosted relative returns.

Style factors were also a significant headwind for the Portfolio: alongside the outperformance of cheap stocks,

shares of the fastest-growing companies underperformed those of the slowest-growth firms by over 300 basis points. The strength of less-expensive, slow-growth companies was led by the outperformance of state-owned enterprises (SOEs), particularly in Financials stocks like Bank of China and Utilities like electric-power producer China Yangtze Power. The outperformance of SOEs continued a trend that began in early 2023 in reaction to apparently supportive comments from Chinese officials in late 2022, as well as documentation in 2023 mandating that SOEs improve corporate governance standards by appointing external and independent directors to their boards and evaluating their efficacy.

Health Care performance was punctured by our holdings in contract development and manufacturing organization companies WuXi AppTec and WuXi Biologics. Shares of both firms fell sharply in reaction to the US Biosecure Act. Although there is high uncertainty as to the final form of the bill and its eventual passage into law, we perceived the risks to be great enough to exit our positions in WuXi AppTec and WuXi Biologics.

In Financials, the largest detractor was pan-Asian life insurance company AIA Group, which fell despite the company posting earnings and profit margins ahead of consensus expectations. Concerns around China’s economy may have had a disproportionate impact on this company, which is well-owned by global investors. Additionally, investors may have been disappointed that that management failed to extend its share buyback program, set to expire in one year, even as Chinese policymakers and other companies focused on enhancing shareholder returns.

The portfolio benefited from its holding in Trip.com Group within Consumer Discretionary. The company reported that its revenues and gross profits more than doubled, with margins at record highs, as the company’s outbound travel market recovered to 90% of 2019 levels versus 60% for the industry as a whole. Trip.com also benefited from inbound travel growing nearly 30% since China started to offer visa-free entry to some countries last November. In IT, laser control systems manufacturer Bochu has enjoy strong, double-digit sales.

33

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	10.8	13.7

Cons Discretionary	26.6	20.6

Cons Staples	9.6	8.5

Energy	0.0	3.8

Financials	6.6	17.7

Health Care	4.3	5.6

Industrials	24.6	9.0

Info Technology	11.7	9.3

Materials	2.4	6.5

Real Estate	0.0	1.9

Utilities	1.6	3.4

Cash	1.8	–

Geography	Portfolio	Benchmark

Mainland China + Hong Kong	92.7	100.0

Other Emerging Markets	5.5	–

Cash	1.8	–

”Benchmark”: MSCI China All Shares Index.

Perspective and Outlook

CATL, the world’s largest and most profitable EV battery manufacturer, unveiled an unexpected increase in its dividend payout ratio during its 2023 earnings announcement, raising it to 50% from 20% the previous year. CATL’s decision to raise its dividend payout is at odds with its own history as well as the usual practice of Chinese companies. Traditionally, when their industry growth is accelerating, fast-growing Chinese firms tend to prioritize re-investment opportunities over cash returns.

This change in how the company allocated its cash flows followed efforts undertaken last year by China’s financial market regulators, the Shenzhen Stock Exchange and China Securities Regulatory Commission (CSRC), which urged listed companies to explore ways of improving shareholder returns. Also, the CSRC issued a new regulation in December 2023 named “Cash Dividend Guidelines,” which requires listed companies to provide an explanation if they do not distribute dividends or if they have significant non-core financial investments but low dividends.

The result was a profound shift in capital allocation at CATL. Before 2023, for example, CATL (and its peers) built factories and purchased equipment when customer demand was skyrocketing. Last year, as competition intensified and financial conditions tightened, battery companies used cash to improve shareholder returns. The shift in spending to boost shareholder returns should be sustainable in CATL’s case even if demand growth does not regain peak levels. While rivals are struggling, CATL remains the industry leader, with a strong balance sheet, and the company even managed to increase its market lead in 2023. About a third of company sales come from outside of China, where demand for CATL’s cutting-edge technologies is rising. Future projects are expected to adopt the so-called LRS model (“license, royalty, service”), which would allow CATL to supply technology, collect licensing fees, and increase its market share without constructing new plants. That operating model will be less capital intensive for CATL, which should support the company’s now-higher dividend payout ratio.

In addition to re-investing during high growth periods, some Chinese companies choose to hoard cash on their balance sheets as a way to prepare for future growth or to have backup funds in case of unforeseen costs. Instead of having this cash earn low interest rates as it sat on their balance sheets, many firms used it to purchase wealth management products (WMPs) to try to enhance returns on cash, namely through fixed income instruments sometimes tied to China’s faltering real estate market. While CATL has not incurred losses on their WMPs, on the company’s 2023 earnings call management indicated a preference for dividend distribution over WMPs in the coming year. This suggests a further shift toward transparent and shareholder-friendly behavior at the corporate level.

State-owned enterprises in China are also being encouraged to emphasize shareholder returns. In 2023, the State-Owned Assets Supervision and Administration Commission (SASAC) launched an initiative centered around market value as a key performance indicator, specifically focusing on shareholder return. SASAC’s strategies aim to better reward investors through promotion of market-oriented actions, such as encouraging the state-owned parents of the listed companies to increase their holdings during selloffs, increased share buybacks, and cash dividends. In November 2023, portfolio holding Moutai, China’s leading premium baijiu spirits producer, which is 54% owned by the Guizhou provincial government, announced its second consecutive year of special dividend distributions. Moutai’s industry rival, Wuliangye Yibin, whose shares have been rather weak, announced that its state-owned parent company would spend between RMB400–800 million (US$55–110 million) to add to its shareholding, signaling confidence and backstopping the company’s valuation.

Other companies are proactively altering their corporate strategy to enhance shareholder returns. For instance, Tencent, which frequently draws the eyes of regulators, has historically invested extensively in areas beyond its core operations, including e-commerce and healthcare. Its non-core spending approach changed significantly in 2021 during China’s broader clampdown on antitrust practices (such as exclusivity listing rules for sellers). While other companies were forced to change their strategies in response to regulatory directives, Tencent voluntarily

34

scaled back its expansive non-core investments and initiated strategic divestments, such as distributing stakes in Meituan and JD.com to its shareholders.

Since then, Tencent has continued to take actions to benefit its shareholders. The company increased its dividend payout ratio to 25% in 2023 compared to an average payout ratio of 10% over the prior decade. Tencent also said it intends to increase share buybacks and is now targeting at least a doubling of share repurchases, from HK$49 billion (approximately US$6.3 billion) in 2023 to HK$100 billion (US$12.8 billion) in 2024. All told, through a combination of stock distributions, dividends, and buybacks, Tencent’s actions resulted in a 4.8% yield to shareholders. There could be room for further increase in capital returns to shareholder returns if Tencent’s robust investment portfolio, valued at US$126bn, including US$77bn in listed investments as of the end of 2023, is monetized. Other internet companies that we own, such as JD.com, Alibaba, NetEase, and Baidu, have reduced their investments in non-core areas, optimized their cost structure, enhanced their cash flows, and increased share buybacks, laying a strong foundation for future shareholder returns.

These actions all indicate that a shift in China’s corporate ethos towards greater transparency, shareholder engagement, and sustainable shareholder returns may be underway. Over time, this change in behavior could help increase high quality companies’ returns on investment, which should benefit long-term portfolio returns for the patient investor.

Portfolio Highlights

During the reporting period we added to our holdings in two IT companies, Bochu and Delta Electronics. Bochu is a leading maker of control systems for lasers used in industrial automation—systems that guide lasers precisely as they cut through and weld materials during automated manufacturing processes. The company’s growth outlook looks promising, due to the continued adoption of high-end laser control products (mostly ultra-high-power, 80 kilowatts or more) and the ongoing replacement of traditional cutting technologies by laser cutting. Taiwan-based Delta is the largest manufacturer of power supplies globally, with close to 70% market share in high-voltage power-supply products used in data centers. This product category should grow rapidly with increasing global penetration of AI servers. The company has also developed power management components used in EVs and EV charging stations, which should lead to growth as global EV adoption rises.

We adjusted our exposure to Consumer Discretionary through a mix of sales and additions to existing position. In particular, we sold CTGDF (China Tourism Duty Free), whose earnings recovery was weaker than expected after

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

Tencent	Comm Services	Mainland China	6.9

Bochu	Info Technology	Mainland China	4.6

Trip.com Group	Cons Discretionary	Mainland China	3.9

Alibaba	Cons Discretionary	Mainland China	3.6

TravelSky	Cons Discretionary	Mainland China	3.3

CATL	Industrials	Mainland China	3.3

AIA Group	Financials	Hong Kong	3.2

AirTAC	Industrials	Taiwan	3.1

Haitian International	Industrials	Mainland China	3.0

Yili	Cons Staples	Mainland China	3.0

lockdowns ended and tourists returned to Hainan Island, an important revenue source for this company. Also, policymakers seem poised to make the entire island of Hainan duty-free after 2025, which would eliminate a key competitive advantage for licensed duty-free operators such as CTGDF. We added to another travel-related business, TravelSky, with stronger growth prospects. The company provides IT systems and is the sole electronic ticket distributor for most Chinese airlines (more than 30), which means TravelSky effectively acts as a toll taker in China’s air travel industry.

In Health Care, along with the sale of WuXi AppTec, we added to our existing holding of Mindray, China’s largest medical devices company and a leader in life-support equipment such as ventilators and electrocardiograph machines. Mindray’s products are priced lower than those of multinational peers but are comparable in quality, which helps domestic hospitals upgrade their diagnostic capabilities within limited budgets. We expect the company to gain market share from multi-national competitors in China, due to both its lower-cost products and increasing localization helped by supportive policies.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

35

Frontier Emerging Markets Portfolio

Individual Investors: HLMOX | Institutional Investors: HLFMX and HLFZX

Portfolio Management Team

Sergey Dubin, CFA

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Pradipta Chakrabortty

Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Portfolio, the Investor Class rose 15.83%, the Institutional Class rose 16.10%, and the Institutional Class Z rose by 16.19% (net of fees and expenses) in the six-month period ended April 30, 2024. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets (FEM) Index, rose 16.00% in the same period (net of source taxes).

Market Review

Frontier emerging markets rose briskly in the first half of the fiscal year in response to indications from the Federal Reserve that interest rates may have peaked, leading investors to expect a better environment for equities. The strength was broad, with all regions increasing except Africa.

Latin America contributed the most to the returns of the MSCI FEM Index due to rallies in Colombia and Peru. Both countries preceded the US in cutting interest rates, just as they were ahead of the US in tightening monetary policy in late 2021. Europe also outperformed, supported by strong returns from banks in Kazakhstan, Romania, and Slovenia.

In contrast, Africa’s performance was weak owing to negative currency returns in Egypt and Nigeria. Both countries adopted market-based floating exchange rate policies after years of managing unsustainable currency pegs; this has led to significant devaluations of their currencies against the US dollar. The Egyptian pound fell 35%, while the Nigerian naira fell over 40% against the

Fund Facts at April 30, 2024

Total Net Assets	$129.5M

Sales Charge	None

Number of Holdings	55

Turnover (5 Yr. Avg.)	25%

Dividend Policy	Annual

	Individual Investors	Institutional Investors

	Investor Class	Inst. Class	Inst. Class Z

Ticker	HLMOX	HLFMX	HLFZX

CUSIP	412295859	412295867	412295735

Inception Date	12/31/2010	5/27/2008	3/1/2017

Minimum Investment	$5,000[1]	$100,000[1]	$5,000,000

Net Expense Ratio[2]	2.00%	1.74%	1.35%

Gross Expense Ratio[2]	2.36%	1.74%	1.65%

1Lower minimums available through certain brokerage firms. 2The Expense Ratios of the Portfolio, both Net (of any fee waivers or expense limitations) and Gross (of any fee waivers or expense limitations) are as set forth above. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place at least through February 28, 2025. Prior to such date, Harding Loevner may not terminate the arrangements without the approval of the Fund’s Board of Trustees. The Net Expense Ratio is applicable to investors. See Prospectus for further detail.

greenback. Egypt appeared to have resolved its foreign exchange crisis through an US$8 billion loan plan from the IMF and, more importantly, a US$35 billion investment from the government of the United Arab Emirates (UAE) to build a Mediterranean holiday resort, financial center, and a free trade zone. Nigeria, on the other hand, continued to struggle with foreign-currency liquidity, and the issue triggered the country’s elimination from the MSCI FEM Index on February 29. MSCI, the index provider, cited ongoing difficulties faced by foreign investors in repatriating money from Nigeria as the primary reason for its decision.

Materials contributed the most to benchmark returns largely due to the strong performance by Peruvian copper miners.

Consumer Staples was the only sector to decline, reflecting a general slowdown in consumption as consumers suffered from the cumulative impact of high inflation over the past several years that has eroded their purchasing power. In March our analysts visited Vietnam and met with a diverse group of consumer companies and observed that the decreased market demand for consumer products has intensified rivalry among such companies.

Vietnam Dairy Products, the leading producer of packaged dairy products in the country, reported meagre sales growth of 1% in 2023. Vietnam’s leading brewer Sabeco saw

36

Performance (% Total Return)

	For periods ended March 31, 2024						For periods ended April 30, 2024

	1	3	5	10	Since Inception*		1	3	5	10	Since Inception*
	Year	Years	Years	Years	Dec-10	May-08	Year	Years	Years	Years	Dec-10	May-08

Frontier EM Portfolio – Investor Class	17.00	2.27	1.10	-0.12	1.07		9.11	-0.16	-0.15	-1.06	0.74

Frontier EM Portfolio – Inst. Class	17.27	2.61	1.47	0.24		-0.22	9.39	0.18	0.19	-0.70		-0.48

Frontier EM Portfolio – Inst. Class Z	17.68	2.95	1.76	0.46		-0.11	9.70	0.50	0.49	-0.48		-0.37

MSCI Frontier Emerging Markets Index	15.32	2.37	0.44	0.38	1.11	–	10.58	0.59	-0.27	-0.44	0.87	–

Returns are annualized for periods greater than 1 year. *Inception of the Investor Class, December 31, 2010. Inception of the Institutional Class, May 27, 2008. Inception of the Institutional Class Z , March 1, 2017. Performance information shown for periods preceding the inception date of the Institutional Class Z reflects the performance of the Institutional Class. Sales charges and expenses, which differ between the Institutional Class Z and Institutional Class have not been restated. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

sales decline by 13% in 2023, though this was significantly better than its peers, as total beer consumption in Vietnam declined 26%. Real Estate was also a laggard, dragged down by troubled Vietnamese real-estate developers.

By style, investors favored high-quality and fast-growing companies, as shares of both shined during the six-month period.

Performance Attribution

Strong stocks in Financials were key positive contributors to performance in the six-month period. The Portfolio’s underweight to the lagging Real Estate sector was also helpful. Relative returns were hurt by poor stocks in Consumer Discretionary and the Portfolio’s underweight to the strong-performing Materials sector.

We saw good returns from a wide range of bank holdings in Africa and frontier Europe. Kenya’s Equity Bank managed resilient margins and strong operating income growth, despite a rise in loan loss provisioning. Egypt’s Commercial International Bank (CIB) produced strong net interest margins driven by rising sovereign bond yields. Higher fee income and effective cost control in an inflationary environment also buoyed performance, despite it taking a larger precautionary provision against credit impairment. Kazakhstan’s Halyk Savings Bank hiked its capital return to shareholders as continued strength in net interest margins and tempered cost of risk produced strong profitability. Halyk also benefited from strong fee income growth on the back of rising transaction activity from new clients it gained as Russian banks exited Kazakhstan last year.

In Consumer Discretionary, Philippines-based home improvement retailer Wilcon Depot was a large detractor. Increased price discounting on marketplaces and social media e-commerce, including China’s Temu, and the increasing presence of cross-border imported houseware items from China led to heightened competition that hurt Wilcon’s profitability.

By geography, we had strong stocks in Frontier Europe including in Halyk Savings Bank and e-commerce company Kaspi.kz in Kazakhstan. Kaspi reported strong earnings alongside projections for robust growth, particularly in its marketplace and payments businesses. The Portfolio also

Portfolio Positioning (% Weight) at April 30, 2024

Sector	Portfolio	Benchmark

Comm Services	5.5	4.7

Cons Discretionary	6.7	2.0

Cons Staples	10.6	5.9

Energy	1.3	5.1

Financials	39.0	39.5

Health Care	6.5	3.3

Industrials	9.6	12.6

Info Technology	5.5	0.3

Materials	7.0	11.8

Real Estate	5.2	9.6

Utilities	0.0	5.2

Cash	3.1	–

Geography	Portfolio	Benchmark

Africa	7.8	12.3

Asia	39.8	42.0

Europe	18.7	23.9

Gulf States	8.4	3.9

Latin America	12.4	16.7

Middle East	0.0	1.2

Developed Markets Listed	9.8	–

Cash	3.1	–

“Benchmark”: MSCI Frontier Emerging Markets Index.

“Developed Market Listed”: Includes frontier or small emerging markets companies listed in developed markets.

37

benefited from its underweight to Africa and good relative returns in the region primarily due to Egypt’s CIB.

By contrast, Asian investments detracted from performance due to negative allocation effects. We had no holdings in the strong-performing Pakistani market, which jumped after it secured an IMF commitment in mid-November to release the initial US$700 million tranche of a US$3 billion bailout package, helping stave off a sovereign-debt default. Our off-benchmark holdings in poor-performing Indonesia also weighed on relative returns.

Perspective and Outlook

A common misconception about the UAE is that its US$415 billion economy is dependent on oil production, when in reality, it has one of the most diversified economies among the Gulf states. Despite being the world’s seventh largest producer of oil, with an output of about 3 million barrels per day, oil only accounts for about 27% of its GDP, down from 90% in 1971. Meanwhile, other sectors such as wholesale and retail trade, financial services, manufacturing, transport, and real estate construction are now the mainstay of the economy.

The government is continuing efforts to wean itself off oil and further diversify its economy, as it prepares for the global energy transition away from fossil fuels. The government hopes to make the UAE a global digital innovation hub through supportive legislation in new areas such as blockchain technology and artificial intelligence, for example. The UAE has also worked to attract skilled foreign workers. In 2019, for example, the government introduced the Golden Visa program, which provides high-net-worth and talented non-residents such as doctors, scientists, engineers, and entrepreneurs the opportunity to obtain long-term resident visas for up to 10 years.

These economic and social reforms have made the UAE a more attractive place to live, work, and invest, boosting the country’s population growth. From about 9 million people in 2019, the UAE’s population has expanded quickly to 10 million people today, of which only 1 million are citizens. Multinationals are setting up offices and factories at a pace not previously seen in the country’s roughly five decades of existence. Besides the increasing number of people living in the UAE, tourists are also coming in record numbers.

The real estate market in the UAE is benefiting from all of these activities. There are few global companies in the real estate sector that meet our four criteria for investment, however, as most don’t generate cash flow return on investments above their cost of capital, due to having a significant portion of their capital tied to acquired land that does not generate returns. To make matters worse, real estate companies are often overburdened with debt.

Portfolio holding Emaar Properties stands out from the competition. Emaar is UAE’s largest real estate company and also owns assets in India, Egypt, and Saudi Arabia. It is well-known for building some of the most recognizable structures in the UAE, such as the world’s tallest building, Burj Khalifa, and the world’s largest shopping mall, Dubai Mall. But Emaar has a diversified business model, with a balanced mix of residential real estate development, malls, and hotels across Dubai and the Middle East region. The company also owns entertainment centers including the Dubai Aquarium and Ice Rink.

Emaar’s competitive advantages lies in its access to free land in the most-attractive and valuable locations in Dubai. This benefit was granted by the government of Dubai in 1997 when it used land to secure its initial 31% equity stake in the company. Meanwhile, Emaar’s competitors must buy scarce land at today’s higher prices. Emaar also enjoys a positive reputation because of its record of completing high-quality, large-scale projects for the past two decades including amid downturns such as the 2009 global financial crisis, the COVID-19 pandemic, and turbulence in the oil market. Consumer trust is important in the UAE because most housing transactions are done through a pre-sales model, where buyers pay for the housing units before they are constructed. Buyers are willing to pay a premium for housing projects developed by Emaar.

Emaar has enjoyed a stable management team that has been superb at project execution, made good capital allocation decisions, and deftly handled multiple crises. The company is financially strong, with a net positive cash position of about US$6 billion as of December 2023. Three of the largest global credit rating agencies (S&P, Moody’s, and Fitch) assigned Emaar Properties an investment grade credit rating (BBB), with a stable outlook. Leadership has also made decisions in the interest of minority shareholders, including spinning-off assets to create shareholder value.

Emaar is well-positioned for future expansion, but it does face risks from a potential escalation of the Israel-Hamas war. If the conflict in Gaza spills over into a regional conflict, along pro-Iran and anti-Iran lines, such an event would be detrimental for business, as fewer people would be inclined to vacation in the region and people living in the UAE might migrate out for safety reasons. While we can’t forecast external events, a widening of the conflict is not our base case expectation.

Portfolio Highlights

FEM countries are no strangers to macroeconomic policy changes and volatility. While we don’t forecast macroeconomic variables, we do pay attention to them to understand the environments in which the companies we

38

invest in operate and how they could be affected. Toward the end of the six-month period, we made a few adjustments to our portfolio in response to policy changes made by governments in Nigeria and Bangladesh.

Since the start of COVID-19 in March 2020, the Nigerian government tried to defend an unsustainable currency peg to the US dollar. This drained its reserves and made its foreign exchange market illiquid. After President Bola Tinubu assumed office in May 2023, he eliminated the currency peg and adopted a market-based floating-exchange rate policy. The outcome has been a painful fall in the value of the Nigerian naira against the dollar, causing inflation to rise sharply to a 28-year high of 33% as of the March 2024 reading.

We decided to sell our Nigerian bank holdings Guaranty Trust Bank (GTB) and Zenith Bank because macroeconomic shocks are anticipated to lead to balance sheet vulnerability at financial institutions. GTB and Zenith in particular face stresses from the currency devaluation because both banks have a significant proportion of their asset mix in foreign currency. We were also concerned that credit portfolio quality will deteriorate in Nigeria’s weak macroeconomic environment and expect bad loans and credit losses to rise in the coming year.

Meanwhile, favorable policy changes in Bangladesh led us to establish a position in BRAC Bank. We previously held BRAC Bank in our portfolio but sold it in 2020 due to central bank regulations that put a 9% cap on the lending rate and a 6% floor on the term deposit rate in Bangladesh. This measure significantly impacted the interest spread and profitability of all banks in the country. The government embarked on this populist measure to make cheap loans available to people and businesses in a bid to boost consumption and production, but the law had the opposite effect. Banks simply put a break on lending and private sector credit growth collapsed. The government finally scrapped the interest rate control in December 2023 after recognizing it was stunting economic growth and weakening the effectiveness of monetary policy.

Now that the country’s failed regulatory experiment is over, we expect that BRAC Bank will experience lending and profit growth. The financial institution has been a pioneer in providing banking services to small and medium sized enterprises (SMEs) in Bangladesh; its dedicated focus on SMEs allows it to generate a higher margin and profitability than its peers. Besides its profitable banking business, BRAC Bank also owns BKash, the largest mobile payment platform in Bangladesh. There is a long runway for the company to grow from better monetizing its customer base by expanding BKash’s service offerings and boosting the frequency of transactions on the platform, especially as Bkash has the potential to continue replacing the use of cash in the informal economy.

Ten Largest Holdings by Weight at April 30, 2024

Company	Sector	Market	%

Banca Transilvania	Financials	Romania	4.6

Halyk Savings Bank	Financials	Kazakhstan	4.4

Credicorp	Financials	Peru	4.4

Kaspi.kz	Financials	Kazakhstan	4.3

Cementos Argos	Materials	Colombia	4.2

Vietcombank	Financials	Vietnam	3.9

ICTSI	Industrials	Philippines	3.9

Globant	Info Technology	US	3.3

SM Prime Holdings	Real Estate	Philippines	2.9

BPI	Financials	Philippines	2.7

Another new position we established this period is Alfamart, Indonesia’s largest grocery retailer. Grocery retail in Indonesia is still dominated by traditional mom-and-pop stores, known as “warungs,” which comprise approximately 75% of the total market. The remaining 25% is “modern trade,” including minimarts, supermarkets, and hypermarkets. Today, minimarts account for about three-quarters of the modern trade, and the two largest minimart chains—Alfamart and Indomaret—tower above the rest with combined market share of about 90%, split roughly equally between the two. Alfamart’s core minimart outlets are typically under 200 square meters and carry fresh fruits and vegetables, staple goods, and some frozen items, aiming to provide consumers with essential daily needs in convenient locations

This scale is a source of significant competitive advantage for Alfamart: it negotiates directly with suppliers, bypassing multiple distribution layers, and passes some of the resultant cost savings on to customers. In Indonesia, supply-chain infrastructure is often lacking, especially outside of Java and major cities. Alfamart’s well-developed in-house logistics, which allow it to source thousands of products and move them through a network of warehouses and depots to roughly 21,000 stores spread across Indonesia, is another source of competitive advantage.

Rising urbanization, higher incomes, and increasing consumer demand for cleanliness and traceability of food products are all conducive to the continued growth of modern retail in Indonesia. Alfamart should be a major part of this growth: the company plans to open more than 1,500 stores annually the next few years, especially in less-penetrated areas outside of the Jakarta region. With a net cash balance sheet and strong profitability, Alfamart is able to fund this expansion entirely from internally generated cash flow.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

39

Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios at the end of the period appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector and Geographic Positioning data is sourced from: Northern Trust, Harding, Loevner Funds, Inc. Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2024.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 46 developed and emerging market countries, and is comprised of companies that fall within a market capitalization range of USD128-9,160 million (as of March 31, 2024).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Frontier Emerging Markets index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 27 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets, excluding the US. The index consists of 22 developed market countries.

The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets excluding China. The index consists of 23 emerging market countries. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these indexes.

Term Definitions

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Book value is the value of a company’s total assets minus its total liabilities.

Consumer Price Index (CPI) is a measure of the aggregate price level in an economy.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

40

Family of Mutual Funds Global Equity Portfolio Advisor (HLMGX), Institutional (HLMVX), and Institutional Class Z (HLGZX) Classes International Equity Portfolio Investor (HLMNX), Institutional (HLMIX), and Institutional Class Z (HLIZX) Classes International Developed Markets Equity Portfolio Institutional Class (HLIDX) International Carbon Transition Equity Portfolio Institutional Class (HLCTX) International Small Companies Portfolio Investor (HLMSX), Institutional (HLMRX), and Institutional Class Z (HLRZX) Classes Institutional Emerging Markets Portfolio Institutional (HLMEX) and Institutional Class Z (HLEZX) Classes Emerging Markets Portfolio Advisor Class (HLEMX) Emerging Markets ex China Portfolio Institutional Class (HLXCX) Chinese Equity Portfolio Institutional Class (HLMCX) Frontier Emerging Markets Portfolio Investor (HLMOX), Institutional Class (HLFMX), and Institutional Class Z (HLFZX) Classes Semi-Annual Report Harding, Loevner Funds, Inc. April 30, 2024 Fundamental. Thinking. Worldwide.

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Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

April 30, 2024 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended April 30, 2024.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2023 to April 30, 2024)

Global Equity Portfolio — Institutional Class

Actual	$1,000.00	$1,171.10	0.90%	$4.86

Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	0.90	4.52

Global Equity Portfolio — Institutional Class Z

Actual	1,000.00	1,172.10	0.79	4.27

Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	0.79	3.97

Global Equity Portfolio — Advisor Class

Actual	1,000.00	1,169.90	1.11	5.99

Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	1.11	5.57

International Equity Portfolio — Institutional Class

Actual	1,000.00	1,143.30	0.81	4.32

Hypothetical (5% annual return before expenses)	1,000.00	1,020.84	0.81	4.07

International Equity Portfolio — Institutional Class Z

Actual	1,000.00	1,143.90	0.72	3.84

Hypothetical (5% annual return before expenses)	1,000.00	1,021.28	0.72	3.62

International Equity Portfolio — Investor Class

Actual	1,000.00	1,141.60	1.14	6.07

Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	1.14	5.72

International Developed Markets Equity Portfolio — Institutional Class

Actual	1,000.00	1,143.40	0.79	4.21

Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	0.79	3.97

International Carbon Transition Equity Portfolio — Institutional Class

Actual	1,000.00	1,155.90	0.79	4.23

Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	0.79	3.97

Harding, Loevner Funds, Inc.

Expense Example (continued)

April 30, 2024 (unaudited)

Portfolio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Annualized Expense Ratio	Expenses Paid During Period* (November 1, 2023 to April 30, 2024)

International Small Companies Portfolio — Institutional Class

Actual	$1,000.00	$1,116.10	1.13%	$5.95

Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	1.13	5.67

International Small Companies Portfolio — Institutional Class Z

Actual	1,000.00	1,117.00	0.99	5.21

Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	0.99	4.97

International Small Companies Portfolio — Investor Class

Actual	1,000.00	1,115.30	1.29	6.78

Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	1.29	6.47

Institutional Emerging Markets Portfolio — Institutional Class

Actual	1,000.00	1,081.30	1.06	5.49

Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	1.06	5.32

Institutional Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	1,082.10	0.96	4.97

Hypothetical (5% annual return before expenses)	1,000.00	1,020.09	0.96	4.82

Emerging Markets Portfolio — Advisor Class

Actual	1,000.00	1,083.00	1.23	6.37

Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	1.23	6.17

Emerging Markets ex China Portfolio — Institutional Class

Actual	1,000.00	1,116.50	1.04	5.47

Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	1.04	5.22

Chinese Equity Portfolio — Institutional Class

Actual	1,000.00	1,009.30	1.15	5.75

Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	1.15	5.77

Frontier Emerging Markets Portfolio — Institutional Class

Actual	1,000.00	1,161.00	1.66	8.92

Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	1.66	8.32

Frontier Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	1,161.90	1.35	7.26

Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	1.35	6.77

Frontier Emerging Markets Portfolio — Investor Class

Actual	1,000.00	1,158.30	2.00	10.73

Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	2.00	10.02

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.8%

Brazil - 0.7%

B3 SA - Brasil Bolsa Balcao (Financial Services)	3,163,900	$6,574,448

China - 1.9%

Tencent Holdings Ltd. (Media & Entertainment)†	427,500	18,795,390

Denmark - 0.9%

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	32,051	8,881,385

France - 7.5%

Kering SA (Consumer Durables & Apparel)†	25,572	8,824,909

L’Oreal SA (Household & Personal Products)†	35,959	16,797,395

Schneider Electric SE (Capital Goods)†	203,512	46,348,593

		71,970,897

Germany - 3.8%

SAP SE - Sponsored ADR (Software & Services)	93,826	17,002,209

Scout24 SE (Media & Entertainment)^†	130,086	9,590,660

Symrise AG (Materials)†	97,426	10,477,006

		37,069,875

Hong Kong - 0.7%

AIA Group Ltd. (Insurance)†	960,805	7,045,574

India - 0.8%

HDFC Bank Ltd. - ADR (Banks)	133,499	7,689,542

Indonesia - 0.9%

Bank Central Asia Tbk PT (Banks)†	14,545,570	8,718,766

Japan - 4.4%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	407,500	12,980,238

Keyence Corp. (Technology Hardware & Equipment)†	19,800	8,770,533

MISUMI Group Inc. (Capital Goods)†	206,800	3,405,690

Sony Group Corp. (Consumer Durables & Apparel)†	212,500	17,552,972

		42,709,433

Netherlands - 1.7%

Adyen NV (Financial Services)*^†	6,457	7,695,320

ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	9,764	8,518,797

		16,214,117

	Shares	Value

COMMON STOCKS - 96.8% (continued)

Sweden - 2.2%

Atlas Copco AB, Class A (Capital Goods)†	681,909	$12,017,373

Epiroc AB, Class A (Capital Goods)†	472,942	8,717,633

		20,735,006

Switzerland - 3.8%

Alcon Inc. (Health Care Equipment & Services)	272,649	21,152,109

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	28,304	6,771,431

SGS SA, Reg S (Commercial & Professional Services)†	100,016	8,811,540

		36,735,080

Taiwan - 1.2%

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	84,079	11,547,410

United Kingdom - 2.6%

Diploma plc (Capital Goods)†	233,391	10,568,949

Haleon plc (Household & Personal Products)†	1,947,828	8,228,695

Spirax-Sarco Engineering plc (Capital Goods)†	60,295	6,645,814

		25,443,458

United States - 63.7%

AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	67,641	11,001,132

Accenture plc, Class A (Software & Services)	53,072	15,969,896

Adobe Inc. (Software & Services)*	26,935	12,466,326

Alphabet Inc., Class A (Media & Entertainment)*	264,908	43,121,724

Amazon.com Inc. (Consumer Discretionary Distribution & Retail)*	214,851	37,598,925

AMETEK Inc. (Capital Goods)	56,123	9,802,443

Apple Inc. (Technology Hardware & Equipment)	70,849	12,067,710

Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	79,339	15,760,692

Atkore Inc. (Capital Goods)	30,660	5,374,698

Booking Holdings Inc. (Consumer Services)	2,951	10,186,941

Broadcom Inc. (Semiconductors & Semiconductor Equipment)	10,797	14,039,015

CME Group Inc. (Financial Services)	89,314	18,723,787

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.8% (continued)

United States - 63.7% (continued)

CoStar Group Inc. (Real Estate Management & Development)*	124,328	$11,379,742

Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	13,969	10,098,190

Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	84,947	20,949,629

Deere & Co. (Capital Goods)	49,481	19,367,358

Globant SA (Software & Services)*	48,907	8,734,301

Honeywell International Inc. (Capital Goods)	46,162	8,896,802

Intuitive Surgical Inc. (Health Care Equipment & Services)*	34,869	12,923,149

Meta Platforms Inc., Class A (Media & Entertainment)	88,666	38,141,453

Microsoft Corp. (Software & Services)	112,898	43,954,578

Netflix Inc. (Media & Entertainment)*	44,772	24,653,254

NIKE Inc., Class B (Consumer Durables & Apparel)	73,639	6,793,934

Northrop Grumman Corp. (Capital Goods)	19,570	9,492,037

Pinterest Inc., Class A (Media & Entertainment)*	497,716	16,648,600

Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	50,410	8,277,322

Rockwell Automation Inc. (Capital Goods)	60,074	16,277,651

Salesforce Inc. (Software & Services)	68,022	18,293,837

Schlumberger NV (Energy)	266,101	12,634,476

ServiceNow Inc. (Software & Services)*	19,646	13,621,161

Synopsys Inc. (Software & Services)*	20,384	10,815,547

Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	47,902	27,242,826

Tradeweb Markets Inc., Class A (Financial Services)	142,669	14,510,864

UnitedHealth Group Inc. (Health Care Equipment & Services)	37,465	18,121,821

Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	96,337	37,842,137

		615,783,958

Total Common Stocks (Cost $670,007,418)		$935,914,339

Shares		Value

SHORT TERM INVESTMENTS - 3.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	32,219,121	$32,219,121

Total Short Term Investments (Cost $32,219,121)		$32,219,121

Total Investments — 100.2%

(Cost $702,226,539)		$968,133,460

Liabilities Less Other Assets - (0.2)%		(1,590,743)

Net Assets — 100.0%		$966,542,717

Summary of Abbreviations

ADR	American Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.8% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

Industry	Percentage of Net Assets

Banks	1.7%

Capital Goods	16.4

Commercial & Professional Services	0.9

Consumer Discretionary Distribution & Retail	3.9

Consumer Durables & Apparel	3.4

Consumer Services	1.1

Consumer Staples Distribution & Retail	1.0

Energy	1.3

Financial Services	4.9

Health Care Equipment & Services	5.4

Household & Personal Products	2.6

Insurance	0.7

Materials	1.1

Media & Entertainment	15.6

Pharmaceuticals, Biotechnology & Life Sciences	13.8

Real Estate Management & Development	1.2

Semiconductors & Semiconductor Equipment	5.2

Software & Services	14.5

Technology Hardware & Equipment	2.1

Money Market Fund	3.4

Total Investments	100.2

Liabilities Less Other Assets	(0.2)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2%

Australia - 1.8%

BHP Group Ltd. - Sponsored ADR (Materials)	4,564,702	$251,788,962

Brazil - 1.7%

Ambev SA - ADR (Food, Beverage & Tobacco)*	54,258,036	125,878,643

XP Inc., Class A (Financial Services)	5,206,538	106,577,833

		232,456,476

Canada - 5.6%

Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	4,053,500	224,662,804

Canadian National Railway Co. (Transportation)	1,299,063	157,758,211

Manulife Financial Corp. (Insurance)	17,078,300	398,346,866

		780,767,881

China - 8.8%

ENN Energy Holdings Ltd. (Utilities)†	12,738,000	109,601,877

Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	52,513,888	218,372,564

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	18,242,000	83,176,020

Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	3,758,264	157,315,619

Tencent Holdings Ltd. (Media & Entertainment)†	4,062,710	178,620,397

Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	7,164,808	147,790,100

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	58,061,283	175,014,776

ZTO Express Cayman Inc. - ADR (Transportation)	7,848,378	164,737,454

		1,234,628,807

Denmark - 2.8%

Coloplast A/S, Class B (Health Care Equipment & Services)†	1,030,222	124,461,597

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	565,163	156,607,594

Novonesis (Novozymes), Class B (Materials)†	2,021,952	112,222,793

		393,291,984

France - 7.7%

Air Liquide SA (Materials)†	905,128	177,200,199

Dassault Systemes SE (Software & Services)†	4,163,976	163,085,437

	Shares	Value

COMMON STOCKS - 97.2% (continued)

France - 7.7% (continued)

L’Oreal SA (Household & Personal Products)†	766,731	$358,160,225

Schneider Electric SE (Capital Goods)†	1,653,053	376,472,544

		1,074,918,405

Germany - 10.1%

Allianz SE, Reg S (Insurance)†	1,433,642	407,161,267

BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	1,828,099	162,371,753

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	11,259,373	392,948,982

SAP SE - Sponsored ADR (Software & Services)	1,561,913	283,034,255

Symrise AG (Materials)†	1,613,993	173,565,717

		1,419,081,974

Hong Kong - 1.4%

AIA Group Ltd. (Insurance)†	27,242,974	199,772,465

India - 2.9%

HDFC Bank Ltd. - ADR (Banks)	3,668,736	211,319,193

ICICI Bank Ltd. - Sponsored ADR (Banks)	6,998,952	192,681,147

		404,000,340

Indonesia - 0.9%

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	675,748,300	131,342,123

Japan - 11.9%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,002,700	318,619,441

Daifuku Co., Ltd. (Capital Goods)†	6,437,600	132,073,852

Keyence Corp. (Technology Hardware & Equipment)†	381,434	168,958,552

Komatsu Ltd. (Capital Goods)†	7,117,100	212,986,148

Shimano Inc. (Consumer Durables & Apparel)†	727,700	118,253,420

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	3,370,700	157,543,932

Sony Group Corp. (Consumer Durables & Apparel)†	3,769,500	311,369,070

Sysmex Corp. (Health Care Equipment & Services)†	6,162,821	98,996,356

Unicharm Corp. (Household & Personal Products)†	4,938,100	146,857,589

		1,665,658,360

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Mexico - 2.5%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	3,001,824	$353,194,612

Netherlands - 1.2%

Adyen NV (Financial Services)*^†	145,148	172,984,408

Peru - 1.1%

Credicorp Ltd. (Banks)	951,904	157,644,822

Russia - 0.0%^^

LUKOIL PJSC (Energy)‡	4,279,605	—

Singapore - 3.2%

DBS Group Holdings Ltd. (Banks)†	17,401,318	445,005,077

South Korea - 3.6%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	366,006	508,027,254

Spain - 2.6%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	33,976,312	366,528,517

Sweden - 9.1%

Alfa Laval AB (Capital Goods)†	6,500,336	278,396,401

Assa Abloy AB, Class B (Capital Goods)†	6,030,171	160,580,454

Atlas Copco AB, Class A (Capital Goods)†	16,461,571	290,104,454

Epiroc AB, Class A (Capital Goods)†	9,986,310	184,075,391

Skandinaviska Enskilda Banken AB, Class A (Banks)†	27,504,427	360,458,323

		1,273,615,023

Switzerland - 5.2%

Alcon Inc. (Health Care Equipment & Services)	2,965,176	230,038,354

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	1,455,825	146,455,995

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	899,342	215,157,996

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	492,830	136,700,275

		728,352,620

Taiwan - 3.8%

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	3,854,873	529,428,258

	Shares	Value

COMMON STOCKS - 97.2% (continued)

United Kingdom - 6.6%

Haleon plc (Household & Personal Products)†	75,774,727	$320,114,060

Rio Tinto plc (Materials)†	3,973,017	270,754,361

Shell plc (Energy)†	9,168,946	326,750,045

		917,618,466

United States - 2.7%

Linde plc (Materials)	533,818	235,392,385

MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	97,789	142,644,815

		378,037,200

Total Common Stocks (Cost $9,685,479,932)		$13,618,144,034

SHORT TERM INVESTMENTS - 2.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	331,928,424	331,928,424

Total Short Term Investments (Cost $331,928,424)		$331,928,424

Total Investments — 99.6%

(Cost $10,017,408,356)		$13,950,072,458

Other Assets Less Liabilities - 0.4%		50,576,479

Net Assets — 100.0%		$14,000,648,937

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.2% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

Industry	Percentage of Net Assets

Banks	12.4%

Capital Goods	12.8

Consumer Discretionary Distribution & Retail	1.0

Consumer Durables & Apparel	4.7

Consumer Staples Distribution & Retail	1.6

Energy	2.3

Financial Services	2.0

Food, Beverage & Tobacco	5.5

Health Care Equipment & Services	5.3

Household & Personal Products	5.9

Insurance	7.8

Materials	8.8

Media & Entertainment	1.3

Pharmaceuticals, Biotechnology & Life Sciences	7.2

Semiconductors & Semiconductor Equipment	6.6

Software & Services	3.2

Technology Hardware & Equipment	4.8

Telecommunication Services	0.9

Transportation	2.3

Utilities	0.8

Money Market Fund	2.4

Total Investments	99.6

Other Assets Less Liabilities	0.4

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 98.0%

Australia - 2.2%

BHP Group Ltd. - Sponsored ADR (Materials)	39,487	$2,178,103

Canada - 7.6%

Alimentation Couche-Tard Inc. (Consumer Staples Distribution & Retail)	41,200	2,283,485

Canadian National Railway Co. (Transportation)	13,083	1,588,799
Manulife Financial Corp. (Insurance)	159,900	3,729,626

		7,601,910

China - 1.4%

Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	226,800	841,469
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	191,053	575,893

		1,417,362

Denmark - 3.7%

Coloplast A/S, Class B (Health Care Equipment & Services)†	9,474	1,144,558

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	5,339	1,479,446
Novonesis (Novozymes), Class B (Materials)†	19,075	1,058,705

		3,682,709

France - 10.3%

Air Liquide SA (Materials)†	8,601	1,683,849

Dassault Systemes SE (Software & Services)†	44,274	1,734,027

L’Oreal SA (Household & Personal Products)†	7,191	3,359,105
Schneider Electric SE (Capital Goods)†	15,661	3,566,695

		10,343,676

Germany - 13.5%

Allianz SE, Reg S (Insurance)†	13,271	3,769,028

BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	16,627	1,476,810

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	104,036	3,630,828

SAP SE - Sponsored ADR (Software & Services)	16,649	3,016,965
Symrise AG (Materials)†	15,349	1,650,602

		13,544,233

Hong Kong - 2.0%
AIA Group Ltd. (Insurance)†	268,000	1,965,241

	Shares	Value

COMMON STOCKS - 98.0% (continued)

India - 0.9%
HDFC Bank Ltd. - ADR (Banks)	16,453	$947,693

Indonesia - 0.3%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	1,457,900	283,365

Japan - 15.8%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	95,800	3,051,550

Daifuku Co., Ltd. (Capital Goods)†	61,000	1,251,476

Keyence Corp. (Technology Hardware & Equipment)†	3,500	1,550,347

Komatsu Ltd. (Capital Goods)†	71,600	2,142,700

Shimano Inc. (Consumer Durables & Apparel)†	6,900	1,121,271

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	30,200	1,411,525

Sony Group Corp. (Consumer Durables & Apparel)†	34,800	2,874,557

Sysmex Corp. (Health Care Equipment & Services)†	60,300	968,628
Unicharm Corp. (Household & Personal Products)†	47,400	1,409,661

		15,781,715

Netherlands - 1.7%
Adyen NV (Financial Services)*^†	1,402	1,670,875

Singapore - 4.1%
DBS Group Holdings Ltd. (Banks)†	160,600	4,107,035

South Korea - 1.5%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	1,082	1,501,848

Spain - 3.5%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	329,941	3,559,327

Sweden - 9.9%

Alfa Laval AB (Capital Goods)†	53,914	2,309,029

Assa Abloy AB, Class B (Capital Goods)†	51,945	1,383,269

Atlas Copco AB, Class A (Capital Goods)†	121,564	2,142,339

Epiroc AB, Class A (Capital Goods)†	80,900	1,491,211
Skandinaviska Enskilda Banken AB, Class A (Banks)†	200,379	2,626,060

		9,951,908

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 98.0% (continued)

Switzerland - 6.6%

Alcon Inc. (Health Care Equipment & Services)	26,754	$2,075,575

Nestle SA, Reg S (Food Beverage & Tobacco)†	13,940	1,398,311

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	7,983	1,909,848
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	4,526	1,255,414

		6,639,148

Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	12,966	1,780,751

United Kingdom - 9.0%

Haleon plc (Household & Personal Products)†	687,071	2,902,565

Rio Tinto plc (Materials)†	35,042	2,388,053
Shell plc (Energy)†	103,738	3,696,870

		8,987,488

United States - 2.2%

Linde plc (Materials)	4,940	2,178,342

Total Common Stocks (Cost $92,739,058)		$98,122,729

SHORT TERM INVESTMENTS - 1.9%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	1,895,332	1,895,332

Total Short Term Investments (Cost $1,895,332)		$1,895,332

Total Investments — 99.9%

(Cost $94,634,390)		$100,018,061
Other Assets Less Liabilities - 0.1%		114,278

Net Assets — 100.0%		$100,132,339

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.7% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Banks	11.1%

Capital Goods	14.9

Consumer Durables & Apparel	4.8

Consumer Staples Distribution & Retail	2.3

Energy	3.7

Financial Services	1.7

Food Beverage & Tobacco	1.4

Health Care Equipment & Services	5.4

Household & Personal Products	7.6

Insurance	9.5

Materials	11.2

Pharmaceuticals, Biotechnology & Life Sciences	9.3

Semiconductors & Semiconductor Equipment	5.4

Software & Services	4.7

Technology Hardware & Equipment	3.1

Telecommunication Services	0.3

Transportation	1.6

Money Market Fund	1.9

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2%

Brazil - 1.7%

Ambev SA - ADR (Food, Beverage & Tobacco)*	8,123	$18,845

XP Inc., Class A (Financial Services)	799	16,356

		35,201

Canada - 4.2%

Canadian National Railway Co. (Transportation)	191	23,195

Manulife Financial Corp. (Insurance)	2,800	65,309

		88,504

China - 9.1%

Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	11,100	46,158

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	5,500	25,078

Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	600	25,115

Tencent Holdings Ltd. (Media & Entertainment)†	600	26,379

Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,100	22,690

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	7,700	23,210

ZTO Express Cayman Inc. - ADR (Transportation)	1,150	24,139

		192,769

Denmark - 3.2%

Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	113	31,313

Novonesis (Novozymes), Class B (Materials)†	664	36,853

		68,166

France - 9.6%

Air Liquide SA (Materials)†	233	45,615

Dassault Systemes SE (Software & Services)†	639	25,027

L’Oreal SA (Household & Personal Products)†	118	55,121

Schneider Electric SE (Capital Goods)†	342	77,888

		203,651

Germany - 10.3%

Allianz SE, Reg S (Insurance)†	220	62,481

BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	274	24,337

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Germany - 10.3% (continued)

Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	1,723	$60,132

SAP SE - Sponsored ADR (Software & Services)	240	43,490

Symrise AG (Materials)†	250	26,885

		217,325

Hong Kong - 1.4%

AIA Group Ltd. (Insurance)†	4,200	30,798

India - 2.9%

HDFC Bank Ltd. - ADR (Banks)	552	31,795

ICICI Bank Ltd. - Sponsored ADR (Banks)	1,075	29,595

		61,390

Indonesia - 1.5%

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	158,900	30,885

Japan - 12.7%

Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,500	47,780

Daifuku Co., Ltd. (Capital Goods)†	1,000	20,516

Keyence Corp. (Technology Hardware & Equipment)†	55	24,363

Komatsu Ltd. (Capital Goods)†	1,700	50,874

Shimano Inc. (Consumer Durables & Apparel)†	100	16,250

Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	500	23,370

Sony Group Corp. (Consumer Durables & Apparel)†	600	49,561

Sysmex Corp. (Health Care Equipment & Services)†	900	14,457

Unicharm Corp. (Household & Personal Products)†	700	20,818

		267,989

Mexico - 3.2%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	580	68,243

Netherlands - 1.2%

Adyen NV (Financial Services)*^†	22	26,219

Peru - 1.1%

Credicorp Ltd. (Banks)	147	24,345

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Singapore - 3.2%

DBS Group Holdings Ltd. (Banks)†	2,640	$67,513

South Korea - 3.7%

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	56	77,730

Spain - 3.8%

Banco Bilbao Vizcaya Argentaria SA (Banks)†	7,467	80,552

Sweden - 9.5%

Alfa Laval AB (Capital Goods)†	1,001	42,871

Assa Abloy AB, Class B (Capital Goods)†	1,143	30,437

Atlas Copco AB, Class A (Capital Goods)†	2,513	44,287

Epiroc AB, Class A (Capital Goods)†	1,781	32,829

Skandinaviska Enskilda Banken AB, Class A (Banks)†	3,849	50,443

		200,867

Switzerland - 6.1%

Alcon Inc. (Health Care Equipment & Services)	463	35,920

Nestle SA - Sponsored ADR (Food, Beverage & Tobacco)	379	38,127

Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	140	33,493

Sonova Holding AG, Reg S (Health Care Equipment & Services)†	76	21,081

		128,621

Taiwan - 3.8%

Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	591	81,168

United Kingdom - 2.3%

Haleon plc (Household & Personal Products)†	11,614	49,064

United States - 2.7%

Linde plc (Materials)	82	36,159

MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	15	21,880

		58,039

Total Common Stocks (Cost $1,829,607)		$2,059,039

	Shares	Value

SHORT TERM INVESTMENTS - 3.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	71,219	$71,219

Total Short Term Investments (Cost $71,219)		$71,219

Total Investments — 100.6%

(Cost $1,900,826)		$2,130,258
Liabilities Less Other Assets - (0.6)%		(13,041)

Net Assets — 100.0%		$2,117,217

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.2% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Carbon Transition Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

Industry	Percentage of Net Assets

Banks	13.4%

Capital Goods	15.3

Consumer Discretionary Distribution & Retail	1.0

Consumer Durables & Apparel	5.3

Financial Services	2.0

Food, Beverage & Tobacco	7.0

Health Care Equipment & Services	4.6

Household & Personal Products	5.9

Insurance	8.7

Materials	6.8

Media & Entertainment	1.2

Pharmaceuticals, Biotechnology & Life Sciences	7.6

Semiconductors & Semiconductor Equipment	6.6

Software & Services	3.3

Technology Hardware & Equipment	4.8

Telecommunication Services	1.5

Transportation	2.2

Money Market Fund	3.4

Total Investments	100.6

Liabilities Less Other Assets	(0.6)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2%

Bangladesh - 0.9%

Square Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	2,471,988	$4,749,768

Belgium - 0.9%

Lotus Bakeries NV (Food, Beverage & Tobacco)†	449	4,517,253

Brazil - 0.9%

Localiza Rent a Car SA (Transportation)*	488,800	4,615,388

Canada - 1.0%

Kinaxis Inc. (Software & Services)*	47,000	5,004,707

China - 6.4%

Haitian International Holdings Ltd. (Capital Goods)†	2,260,000	7,363,094

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,319,181	3,253,327

Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	97,521	4,331,446

Shanghai Hanbell Precise Machinery Co., Ltd., Class A (Capital Goods)†	1,815,982	5,158,251

TravelSky Technology Ltd., Class H (Consumer Services)†	6,704,000	8,747,519

Yantai China Pet Foods Co., Ltd., Class A (Food, Beverage & Tobacco)†	1,062,099	3,682,393

		32,536,030

Denmark - 1.1%

Novonesis (Novozymes), Class B (Materials)†	99,960	5,548,000

Finland - 1.3%

Vaisala OYJ, Class A (Technology Hardware & Equipment)†	178,711	6,676,696

France - 4.4%

Alten SA (Software & Services)†	66,073	7,780,183

Rubis SCA (Utilities)†	419,338	14,504,454

		22,284,637

Germany - 12.8%

Bechtle AG (Software & Services)†	186,157	8,999,523

Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*†	566,902	5,893,628

FUCHS SE (Materials)†	276,237	10,120,127

KWS Saat SE & Co. KGaA (Food, Beverage & Tobacco)†	149,665	8,223,513

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Germany - 12.8% (continued)

Nemetschek SE (Software & Services)†	56,153	$5,004,510

Pfeiffer Vacuum Technology AG (Capital Goods)†	45,331	7,471,688

Scout24 SE (Media & Entertainment)^†	88,965	6,558,992

STRATEC SE (Health Care Equipment & Services)†	167,884	7,757,756

TeamViewer SE (Software & Services)*^†	399,362	5,273,677

		65,303,414

Hong Kong - 0.7%

ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	266,700	3,323,849

India - 3.2%

Max Financial Services Ltd. (Insurance)*†	945,169	11,361,493

SH Kelkar & Co., Ltd. (Materials)^†	2,059,707	4,879,793

		16,241,286

Indonesia - 1.4%

Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	6,995,400	1,411,201

Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	115,881,300	5,719,932

		7,131,133

Israel - 2.0%

CyberArk Software Ltd. (Software & Services)*	43,367	10,375,555

Italy - 3.0%

DiaSorin SpA (Health Care Equipment & Services)†	55,639	5,611,360

Reply SpA (Software & Services)†	75,366	9,879,094

		15,490,454

Japan - 8.4%

Ariake Japan Co., Ltd. (Food, Beverage & Tobacco)†	233,300	7,609,578

BML Inc. (Health Care Equipment & Services)†	188,200	3,464,932

JCU Corp. (Materials)†	238,500	5,687,302

MISUMI Group Inc. (Capital Goods)†	152,800	2,516,390

Pigeon Corp. (Household & Personal Products)†	241,800	2,205,424

Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	326,900	3,155,131

SMS Co., Ltd. (Commercial & Professional Services)†	386,600	5,344,335

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Japan - 8.4% (continued)

Solasto Corp. (Health Care Equipment & Services)†	1,516,000	$4,785,089

Stanley Electric Co., Ltd. (Automobiles & Components)†	440,300	7,774,237

		42,542,418

Kuwait - 0.6%

Mabanee Co. KPSC (Real Estate Management & Development)†	1,121,917	2,863,101

Lithuania - 1.8%

Siauliu Bankas AB (Banks)†	12,729,035	9,155,117

Malaysia - 2.0%

Dialog Group Bhd. (Energy)†	12,334,140	6,214,554

TIME dotCom Bhd. (Telecommunication Services)†	3,471,700	3,753,902

		9,968,456

Mexico - 3.4%

Grupo Herdez SAB de CV (Food, Beverage & Tobacco)	1,987,447	5,682,481

Megacable Holdings SAB de CV (Media & Entertainment)	3,988,700	11,611,661

		17,294,142

Norway - 0.9%

TOMRA Systems ASA (Capital Goods)†	390,480	4,809,915

Panama - 1.3%

Copa Holdings SA, Class A (Transportation)	68,748	6,565,434

Philippines - 0.9%

Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	7,474,690	4,650,604

Poland - 0.8%

Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	498,289	4,161,249

Romania - 0.6%

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	266,011	3,000,185

Saudi Arabia - 0.4%

Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	586,192	2,113,712

South Korea - 1.2%

Cheil Worldwide Inc. (Media & Entertainment)†	435,489	5,949,008

Spain - 2.6%

Bankinter SA (Banks)†	714,674	5,642,427

	Shares	Value

COMMON STOCKS - 97.2% (continued)

Spain - 2.6% (continued)

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)†	6,997,681	$7,554,979

		13,197,406

Sweden - 3.5%

Cellavision AB (Health Care Equipment & Services)†	358,664	7,300,560

Paradox Interactive AB (Media & Entertainment)†	223,438	3,413,137

Thule Group AB (Consumer Durables & Apparel)^†	242,690	6,890,919

		17,604,616

Switzerland - 6.5%

Belimo Holding AG, Reg S (Capital Goods)†	12,174	5,642,467

Bossard Holding AG, Class A, Reg S (Capital Goods)†	32,335	7,343,676

Burckhardt Compression Holding AG (Capital Goods)†	12,256	7,801,845

LEM Holding SA, Reg S (Technology Hardware & Equipment)†	2,877	4,900,224

Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	20,493	7,240,479

		32,928,691

Taiwan - 1.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	278,476	3,240,956

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	163,909	2,592,760

		5,833,716

United Kingdom - 17.7%

Airtel Africa plc (Telecommunication Services)^†	5,801,921	7,976,839

Baltic Classifieds Group plc (Media & Entertainment)†	1,151,371	3,337,297

Bank of Georgia Group plc (Banks)†	162,101	10,824,966

Clarkson plc (Transportation)†	197,194	9,550,884

Cranswick plc (Food, Beverage & Tobacco)†	188,310	10,128,000

Diploma plc (Capital Goods)†	230,715	10,447,768

Grafton Group plc (Capital Goods)†	596,537	7,036,973

Keywords Studios plc (Software & Services)†	463,618	6,638,599

Rathbones Group plc (Financial Services)†	109,171	2,229,482

Rightmove plc (Media & Entertainment)†	238,433	1,529,844

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 97.2% (continued)

United Kingdom - 17.7% (continued)

Senior plc (Capital Goods)†	5,401,037	$11,024,330

YouGov plc (Media & Entertainment)†	879,600	9,612,584

		90,337,566

United States - 0.8%

Globant SA (Software & Services)*	24,199	4,321,699

Vietnam - 2.7%

Hoa Phat Group JSC (Materials)*†	12,493,454	13,979,031

Total Common Stocks (Cost $418,882,794)		$495,074,236

SHORT TERM INVESTMENTS - 2.7%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	13,527,116	13,527,116

Total Short Term Investments (Cost $13,527,116)		$13,527,116

Total Investments — 99.9%

(Cost $432,409,910)		$508,601,352

Other Assets Less Liabilities - 0.1%		758,542

Net Assets — 100.0%		$509,359,894

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.0% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	1.5%

Banks	5.0

Capital Goods	15.7

Commercial & Professional Services	1.1

Consumer Discretionary Distribution & Retail	1.2

Consumer Durables & Apparel	1.9

Consumer Services	1.7

Consumer Staples Distribution & Retail	0.9

Energy	1.8

Financial Services	0.4

Food, Beverage & Tobacco	7.8

Health Care Equipment & Services	6.0

Household & Personal Products	0.4

Insurance	3.7

Materials	7.9

Media & Entertainment	8.3

Pharmaceuticals, Biotechnology & Life Sciences	4.0

Real Estate Management & Development	0.6

Semiconductors & Semiconductor Equipment	0.7

Software & Services	12.3

Technology Hardware & Equipment	3.8

Telecommunication Services	3.5

Transportation	4.1

Utilities	2.9

Money Market Fund	2.7

Total Investments	99.9

Other Assets Less Liabilities	0.1

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0%

Brazil - 6.1%

B3 SA - Brasil Bolsa Balcao (Financial Services)	2,963,000	$6,156,987

Localiza Rent a Car SA (Transportation)*	1,650,405	15,583,592

Lojas Renner SA (Consumer Discretionary Distribution & Retail)*	1,900,070	5,609,535

Raia Drogasil SA (Consumer Staples Distribution & Retail)	2,399,400	11,820,023

WEG SA (Capital Goods)	2,125,292	16,187,517

XP Inc., Class A (Financial Services)	686,592	14,054,538

		69,412,192

China - 24.1%

Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)†	1,642,716	15,420,741

Alibaba Group Holding Ltd. - Sponsored ADR (Consumer Discretionary Distribution & Retail)	43,727	3,272,966

Baidu Inc., Class A (Media & Entertainment)*†	314,058	4,086,189

Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	563,082	15,754,741

ENN Energy Holdings Ltd. (Utilities)†	960,117	8,261,158

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	1,446,600	8,665,859

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	3,883,550	9,577,503

JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	866,988	12,570,667

Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	1,495,300	10,511,478

Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,240,500	8,534,648

LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	3,488,400	8,768,103

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	863,764	8,300,772

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,517,000	16,036,074

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	884,000	7,259,208

	Shares	Value

COMMON STOCKS - 96.0% (continued)

China - 24.1% (continued)

Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	289,400	$12,113,875

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,708,000	16,911,986

StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	398,730	7,635,089

Tencent Holdings Ltd. (Media & Entertainment)†	1,166,600	51,290,531

Trip.com Group Ltd. (Consumer Services)*†	517,850	25,224,685

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	3,983,636	12,007,919

ZTO Express Cayman Inc. - ADR (Transportation)	487,943	10,241,923

		272,446,115

Czech Republic - 0.6%

Komercni banka AS (Banks)†	183,647	6,758,858

Egypt - 0.6%

Commercial International Bank Egypt - GDR, Reg S (Banks)†	4,755,456	7,051,166

Hong Kong - 3.6%

AIA Group Ltd. (Insurance)†	2,090,615	15,330,460

ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	499,069	6,219,835

Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	3,388,700	4,773,969

Techtronic Industries Co., Ltd. (Capital Goods)†	1,014,301	14,100,781

		40,425,045

India - 12.4%

Asian Paints Ltd. (Materials)†	136,123	4,691,412

HDFC Bank Ltd. (Banks)†	2,807,796	51,147,538

HDFC Life Insurance Co., Ltd. (Insurance)^†	1,410,227	9,863,443

Maruti Suzuki India Ltd. (Automobiles & Components)†	232,612	35,579,371

Tata Consultancy Services Ltd. (Software & Services)†	857,289	39,251,034

		140,532,798

Indonesia - 3.9%

Astra International Tbk PT (Capital Goods)†	37,493,000	11,843,490

Bank Central Asia Tbk PT (Banks)†	17,697,065	10,607,805

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	51,187,700	15,437,032

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.0% (continued)

Indonesia - 3.9% (continued)

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	28,597,600	$5,558,385

		43,446,712

Italy - 2.0%

Tenaris SA - ADR (Energy)	692,974	22,861,212

Kazakhstan - 1.8%

Kaspi.KZ JSC - ADR (Financial Services)	168,638	19,858,811

Kenya - 0.5%

Safaricom plc (Telecommunication Services)†	49,254,527	5,815,915

Mexico - 6.2%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	189,339	22,277,627

Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,592,000	25,654,078

Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	5,779,100	21,563,567

		69,495,272

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	85,922	8,205,551

Poland - 1.8%

Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	1,964,812	16,408,292

CD Projekt SA (Media & Entertainment)†	142,494	4,145,770

		20,554,062

Russia - 0.0%^^

LUKOIL PJSC (Energy)‡	1,601,095	—

Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	35,707,448	—

Sberbank of Russia PJSC (Moscow Exchange) (Banks)‡	880,800	—

		—

Saudi Arabia - 1.1%

Al Rajhi Bank (Banks)†	591,305	12,583,496

South Africa - 1.8%

Discovery Ltd. (Insurance)†	1,275,666	8,155,156

Standard Bank Group Ltd. (Banks)†	1,317,127	12,392,288

		20,547,444

South Korea - 6.8%

Coway Co., Ltd. (Consumer Durables & Apparel)†	148,149	5,921,999

	Shares	Value

COMMON STOCKS - 96.0% (continued)

South Korea - 6.8% (continued)

NAVER Corp. (Media & Entertainment)†	85,570	$11,265,616

NCSoft Corp. (Media & Entertainment)†	31,917	4,030,013

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	40,280	55,909,842

		77,127,470

Taiwan - 14.1%

Airtac International Group (Capital Goods)†	642,133	22,722,188

ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	222,818	21,069,577

Delta Electronics Inc. (Technology Hardware & Equipment)†	2,144,000	21,082,263

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,302,031	20,595,905

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	2,230,545	10,644,778

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,600,277	62,655,189

		158,769,900

Thailand - 0.7%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	1,264,600	8,360,146

United Arab Emirates - 1.2%

Emaar Properties PJSC (Real Estate Management & Development)†	5,801,789	12,978,529

United Kingdom - 1.7%

Bank of Georgia Group plc (Banks)†	86,188	5,755,561

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	429,243	13,881,223

		19,636,784

United States - 4.3%

EPAM Systems Inc. (Software & Services)*	63,486	14,935,716

Globant SA (Software & Services)*	95,410	17,039,272

MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	11,044	16,109,883

		48,084,871

Total Common Stocks (Cost $904,209,380)		$1,084,952,349

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

PREFERRED STOCKS - 2.1%

Brazil - 1.2%

Itau Unibanco Holding SA - Sponsored ADR, 3.73% (Banks)+	2,194,923	$13,279,284

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 11.08% (Banks)+	210,021	6,871,887

South Korea - 0.3%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.22% (Technology Hardware & Equipment)+†	3,553	4,148,218

Total Preferred Stocks (Cost $15,216,435)		$24,299,389

SHORT TERM INVESTMENTS - 2.9%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	33,089,988	33,089,988

Total Short Term Investments (Cost $33,089,988)		$33,089,988

Total Investments — 101.0%

(Cost $952,515,803)		$1,142,341,726

Liabilities Less Other Assets - (1.0)%		(11,734,139)

Net Assets — 100.0%		$1,130,607,587

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.5% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets

Automobiles & Components	3.9%

Banks	14.8

Capital Goods	10.5

Consumer Discretionary Distribution & Retail	6.2

Consumer Durables & Apparel	5.3

Consumer Services	2.2

Consumer Staples Distribution & Retail	3.0

Energy	2.0

Financial Services	3.5

Food, Beverage & Tobacco	3.6

Health Care Equipment & Services	1.8

Insurance	4.4

Materials	0.4

Media & Entertainment	6.7

Real Estate Management & Development	1.2

Semiconductors & Semiconductor Equipment	9.6

Software & Services	6.3

Technology Hardware & Equipment	8.0

Telecommunication Services	1.0

Transportation	3.0

Utilities	0.7

Money Market Fund	2.9

Total Investments	101.0

Liabilities Less Other Assets	(1.0)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 95.7%

Brazil - 6.2%

B3 SA - Brasil Bolsa Balcao (Financial Services)	2,406,609	$5,000,830

Localiza Rent a Car SA (Transportation)*	1,295,254	12,230,155

Lojas Renner SA (Consumer Discretionary Distribution & Retail)*	1,596,500	4,713,312

Raia Drogasil SA (Consumer Staples Distribution & Retail)	1,881,600	9,269,216

WEG SA (Capital Goods)	1,703,448	12,974,496

XP Inc., Class A (Financial Services)	547,439	11,206,076

		55,394,085

China - 23.9%

Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)†	1,295,300	12,159,427

Alibaba Group Holding Ltd. - Sponsored ADR (Consumer Discretionary Distribution & Retail)	30,696	2,297,596

Baidu Inc., Class A (Media & Entertainment)*†	254,614	3,312,766

Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	442,701	12,386,544

ENN Energy Holdings Ltd. (Utilities)†	738,313	6,352,684

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	1,141,096	6,835,737

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	3,082,134	7,601,073

JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	695,400	10,082,771

Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	1,135,400	7,981,497

Li Ning Co., Ltd. (Consumer Durables & Apparel)†	2,519,500	6,635,718

LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	2,536,900	6,376,505

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	685,515	6,587,799

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	2,730,000	12,447,678

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	748,200	6,144,050

	Shares	Value

COMMON STOCKS - 95.7% (continued)

China - 23.9% (continued)

Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	237,300	$9,933,043

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,357,710	13,443,544

StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	327,676	6,274,510

Tencent Holdings Ltd. (Media & Entertainment)†	931,700	40,962,959

Trip.com Group Ltd. (Consumer Services)*†	409,250	19,934,734

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	3,240,899	9,769,078

ZTO Express Cayman Inc. - ADR (Transportation)	386,483	8,112,278

		215,631,991

Czech Republic - 0.6%

Komercni banka AS (Banks)†	146,636	5,396,722

Egypt - 0.6%

Commercial International Bank Egypt - GDR, Reg S (Banks)†	3,801,849	5,637,202

Hong Kong - 3.5%

AIA Group Ltd. (Insurance)†	1,623,071	11,901,964

ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	400,345	4,989,450

Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	2,707,000	3,813,597

Techtronic Industries Co., Ltd. (Capital Goods)†	781,360	10,862,442

		31,567,453

India - 12.5%

Asian Paints Ltd. (Materials)†	108,981	3,755,977

HDFC Bank Ltd. (Banks)†	2,256,813	41,110,689

HDFC Life Insurance Co., Ltd. (Insurance)^†	1,138,331	7,961,742

Maruti Suzuki India Ltd. (Automobiles & Components)†	183,883	28,125,984

Tata Consultancy Services Ltd. (Software & Services)†	683,842	31,309,751

		112,264,143

Indonesia - 3.8%

Astra International Tbk PT (Capital Goods)†	29,767,507	9,403,119

Bank Central Asia Tbk PT (Banks)†	13,911,564	8,338,737

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	40,910,036	12,337,525

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 95.7% (continued)

Indonesia - 3.8% (continued)

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	22,989,300	$4,468,326

		34,547,707

Italy - 2.0%

Tenaris SA - ADR (Energy)	556,484	18,358,407

Kazakhstan - 1.8%

Kaspi.KZ JSC - ADR (Financial Services)	133,813	15,757,819

Kenya - 0.5%

Safaricom plc (Telecommunication Services)†	37,577,973	4,437,162

Mexico - 6.2%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	151,616	17,839,139

Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,067,674	20,464,610

Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	4,590,215	17,127,478

		55,431,227

Panama - 0.7%

Copa Holdings SA, Class A (Transportation)	68,944	6,584,152

Poland - 1.9%

Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	1,596,369	13,331,397

CD Projekt SA (Media & Entertainment)†	114,100	3,319,665

		16,651,062

Russia - 0.0%^^

LUKOIL PJSC (Energy)‡	910,483	—

Sberbank of Russia PJSC - Sponsored ADR (Banks)‡	20,812,636	—

		—

Saudi Arabia - 1.1%

Al Rajhi Bank (Banks)†	467,864	9,956,562

South Africa - 1.8%

Discovery Ltd. (Insurance)†	1,008,283	6,445,814

Standard Bank Group Ltd. (Banks)†	1,002,984	9,436,650

		15,882,464

South Korea - 6.8%

Coway Co., Ltd. (Consumer Durables & Apparel)†	118,877	4,751,902

NAVER Corp. (Media & Entertainment)†	67,235	8,851,744

	Shares	Value

COMMON STOCKS - 95.7% (continued)

South Korea - 6.8% (continued)

NCSoft Corp. (Media & Entertainment)†	25,843	$3,263,076

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	31,748	44,067,172

		60,933,894

Taiwan - 14.1%

Airtac International Group (Capital Goods)†	513,823	18,181,877

ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	177,309	16,766,264

Delta Electronics Inc. (Technology Hardware & Equipment)†	1,652,000	16,244,356

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,048,846	16,590,951

Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	1,819,146	8,681,468

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,079,147	50,098,258

		126,563,174

Thailand - 0.7%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	997,000	6,591,069

United Arab Emirates - 1.1%

Emaar Properties PJSC (Real Estate Management & Development)†	4,450,592	9,955,919

United Kingdom - 1.7%

Bank of Georgia Group plc (Banks)†	67,177	4,486,022

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	340,258	11,003,551

		15,489,573

United States - 4.2%

EPAM Systems Inc. (Software & Services)*	50,215	11,813,581

Globant SA (Software & Services)*	76,817	13,718,748

MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	8,686	12,670,268

		38,202,597

Total Common Stocks (Cost $653,036,975)		$861,234,384

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

PREFERRED STOCKS - 2.2%

Brazil - 1.2%

Itau Unibanco Holding SA - Sponsored ADR, 3.73% (Banks)+	1,755,917	$10,623,298

Colombia - 0.6%

Bancolombia SA - Sponsored ADR, 11.08% (Banks)+	176,103	5,762,090

South Korea - 0.4%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.22% (Technology Hardware & Equipment)+†	2,689	3,139,476

Total Preferred Stocks (Cost $11,559,519)		$19,524,864

SHORT TERM INVESTMENTS - 3.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	30,920,252	30,920,252

Total Short Term Investments (Cost $30,920,252)		$30,920,252

Total Investments — 101.3%

(Cost $695,516,746)		$911,679,500

Liabilities Less Other Assets - (1.3)%		(11,292,116)

Net Assets — 100.0%		$900,387,384

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.5% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investment categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets

Automobiles & Components	3.9%

Banks	14.9

Capital Goods	10.5

Consumer Discretionary Distribution & Retail	6.1

Consumer Durables & Apparel	5.2

Consumer Services	2.2

Consumer Staples Distribution & Retail	2.9

Energy	2.0

Financial Services	3.7

Food, Beverage & Tobacco	3.6

Health Care Equipment & Services	1.8

Insurance	4.3

Materials	0.4

Media & Entertainment	6.7

Real Estate Management & Development	1.1

Semiconductors & Semiconductor Equipment	9.5

Software & Services	6.3

Technology Hardware & Equipment	8.1

Telecommunication Services	1.0

Transportation	3.0

Utilities	0.7

Money Market Fund	3.4

Total Investments	101.3

Liabilities Less Other Assets	(1.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.3%

Brazil - 6.7%

B3 SA - Brasil Bolsa Balcao (Financial Services)	9,500	$19,740

Localiza Rent a Car SA (Transportation)*	8,054	76,048

Lojas Renner SA (Consumer Discretionary Distribution & Retail)*	9,200	27,161

WEG SA (Capital Goods)	10,400	79,213

XP Inc., Class A (Financial Services)	2,259	46,242

		248,404

Czech Republic - 1.1%

Komercni banka AS (Banks)†	1,113	40,962

Egypt - 0.5%

Commercial International Bank Egypt - GDR, Reg S (Banks)†	12,477	18,500

India - 16.6%

Asian Paints Ltd. (Materials)†	1,666	57,418

HDFC Bank Ltd. (Banks)†	9,445	172,052

HDFC Life Insurance Co., Ltd. (Insurance)^†	4,536	31,726

Kotak Mahindra Bank Ltd. (Banks)†	3,110	60,022

Maruti Suzuki India Ltd. (Automobiles & Components)†	862	131,848

Tata Consultancy Services Ltd. (Software & Services)†	3,511	160,751

		613,817

Indonesia - 5.6%

Astra International Tbk PT (Capital Goods)†	195,600	61,787

Bank Central Asia Tbk PT (Banks)†	82,200	49,272

Bank Rakyat Indonesia Persero Tbk PT (Banks)†	179,800	54,223

Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	218,500	42,469

		207,751

Italy - 1.8%

Tenaris SA - ADR (Energy)	2,014	66,442

Kazakhstan - 2.3%

Kaspi.KZ JSC - ADR (Financial Services)	728	85,729

Mexico - 7.5%

Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food, Beverage & Tobacco)	918	108,012

Grupo Financiero Banorte SAB de CV, Series O (Banks)	7,500	74,231

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Mexico - 7.5% (continued)

Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	25,500	$95,148

		277,391

Panama - 2.5%

Copa Holdings SA, Class A (Transportation)	956	91,298

Peru - 0.2%

Credicorp Ltd. (Banks)	49	8,115

Poland - 3.5%

Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	12,174	101,666

CD Projekt SA (Media & Entertainment)†	937	27,261

		128,927

Saudi Arabia - 2.4%

Al Rajhi Bank (Banks)†	1,360	28,943

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	1,647	59,005

		87,948

South Africa - 4.0%

Clicks Group Ltd. (Consumer Staples Distribution & Retail)†	4,671	72,369

Discovery Ltd. (Insurance)†	4,720	30,174

Standard Bank Group Ltd. (Banks)†	4,662	43,863

		146,406

South Korea - 10.4%

Cheil Worldwide Inc. (Media & Entertainment)†	5,119	69,928

Coway Co., Ltd. (Consumer Durables & Apparel)†	984	39,334

NAVER Corp. (Media & Entertainment)†	448	58,981

NCSoft Corp. (Media & Entertainment)†	189	23,864

Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	137	190,160

		382,267

Taiwan - 14.2%

Airtac International Group (Capital Goods)†	2,000	70,771

ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	400	37,824

Delta Electronics Inc. (Technology Hardware & Equipment)†	4,000	39,333

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Taiwan - 14.2% (continued)

Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,000	$47,455

Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	13,700	330,109

		525,492

Thailand - 2.5%

Bangkok Dusit Medical Services pcl, Class F, Reg S (Health Care Equipment & Services)†	70,400	54,982

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	5,800	38,343

		93,325

United Arab Emirates - 4.0%

Emaar Properties PJSC (Real Estate Management & Development)†	64,985	145,371

United Kingdom - 4.0%

Bank of Georgia Group plc (Banks)†	643	42,939

Coca-Cola HBC AG - CDI (Food, Beverage & Tobacco)*†	3,208	103,743

		146,682

United States - 6.5%

EPAM Systems Inc. (Software & Services)*	309	72,695

Globant SA (Software & Services)*	521	93,045

MercadoLibre Inc. (Consumer Discretionary Distribution & Retail)*	51	74,394

		240,134

Total Common Stocks (Cost $3,256,552)		$3,554,961

PREFERRED STOCKS - 2.1%

Brazil - 1.2%

Banco Bradesco SA - ADR (Banks)*+	9,707	26,209

Itau Unibanco Holding SA - Sponsored ADR, 3.73% (Banks)+	3,011	18,216

		44,425

Colombia - 0.9%

Bancolombia SA - Sponsored ADR, 11.08% (Banks)+	1,033	33,800

Total Preferred Stocks (Cost $75,485)		$78,225

	Shares	Value

SHORT TERM INVESTMENTS - 2.1%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	76,250	$76,250

Total Short Term Investments (Cost $76,250)		$76,250

Total Investments — 100.5%

(Cost $3,408,287)		$3,709,436

Liabilities Less Other Assets - (0.5)%		(18,572)

Net Assets — 100.0%		$3,690,864

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.6% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

Industry	Percentage of Net Assets

Automobiles & Components	3.6%

Banks	18.2

Capital Goods	5.7

Consumer Discretionary Distribution & Retail	5.5

Consumer Durables & Apparel	2.4

Consumer Staples Distribution & Retail	4.6

Energy	1.8

Financial Services	4.1

Food, Beverage & Tobacco	5.7

Health Care Equipment & Services	4.1

Insurance	1.7

Materials	1.5

Media & Entertainment	4.8

Real Estate Management & Development	4.0

Semiconductors & Semiconductor Equipment	9.9

Software & Services	8.8

Technology Hardware & Equipment	6.3

Telecommunication Services	1.1

Transportation	4.6

Money Market Fund	2.1

Total Investments	100.5

Liabilities Less Other Assets	(0.5)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 98.2%

China - 84.0%

Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)†	11,100	$104,200

ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	6,000	68,076

Baidu Inc., Class A (Media & Entertainment)*†	2,508	32,631

Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	3,440	96,249

ENN Energy Holdings Ltd. (Utilities)†	5,500	47,324

Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food, Beverage & Tobacco)†	4,098	22,156

Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	7,000	47,980

Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	9,600	57,509

Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	9,300	26,935

Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	10,200	37,844

Haitian International Holdings Ltd. (Capital Goods)†	27,020	88,031

Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	6,200	27,123

Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	19,180	47,301

Hongfa Technology Co., Ltd., Class A (Capital Goods)†	9,080	35,578

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food, Beverage & Tobacco)†	21,900	86,326

JD.com Inc., Class A (Consumer Discretionary Distribution & Retail)†	3,171	45,977

Jiangsu Hengli Hydraulic Co., Ltd., Class A (Capital Goods)†	6,700	47,099

Kweichow Moutai Co., Ltd., Class A (Food, Beverage & Tobacco)†	300	70,468

Li Ning Co., Ltd. (Consumer Durables & Apparel)†	12,500	32,922

LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	11,060	27,799

	Shares	Value

COMMON STOCKS - 98.2% (continued)

China - 84.0% (continued)

Meituan, Class B (Consumer Services)*^†	430	$5,923

Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	4,900	47,089

NetEase Inc. (Media & Entertainment)†	4,300	80,460

Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	14,000	63,834

Proya Cosmetics Co., Ltd., Class A (Household & Personal Products)†	3,100	46,671

Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	5,500	28,228

SF Holding Co., Ltd., Class A (Transportation)†	6,300	31,436

Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	15,900	42,481

Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	3,017	134,002

Shanghai International Airport Co., Ltd., Class A (Transportation)*†	7,600	39,403

Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	7,500	61,588

Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Services)†	1,700	71,160

Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	7,500	74,262

StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	3,100	59,360

Tencent Holdings Ltd. (Media & Entertainment)†	4,600	202,243

TravelSky Technology Ltd., Class H (Consumer Services)†	75,000	97,862

Trip.com Group Ltd. (Consumer Services)*†	2,346	114,275

Wuliangye Yibin Co., Ltd., Class A (Food, Beverage & Tobacco)†	800	16,502

Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	21,100	63,602

Zhejiang Shuanghuan Driveline Co., Ltd., Class A (Automobiles & Components)†	13,300	43,462

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 98.2% (continued)

China - 84.0% (continued)

ZTO Express Cayman Inc. (Transportation)†	3,850	$81,639

		2,455,010

Hong Kong - 8.7%

AIA Group Ltd. (Insurance)†	12,600	92,395

ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	4,100	51,098

Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)^†	27,400	38,601

Hong Kong Exchanges & Clearing Ltd. (Financial Services)†	1,200	38,121

Techtronic Industries Co., Ltd. (Capital Goods)†	2,500	34,755

		254,970

Taiwan - 5.5%

Airtac International Group (Capital Goods)†	2,600	92,002

Delta Electronics Inc. (Technology Hardware & Equipment)†	7,000	68,832

		160,834

Total Common Stocks (Cost $3,832,090)		$2,870,814

SHORT TERM INVESTMENTS - 2.3%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	67,077	67,077

Total Short Term Investments (Cost $67,077)		$67,077

Total Investments — 100.5%

(Cost $3,899,167)		$2,937,891

Liabilities Less Other Assets - (0.5)%		(15,385)

Net Assets — 100.0%		$2,922,506

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.4% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	5.1%

Capital Goods	19.3

Consumer Discretionary Distribution & Retail	5.2

Consumer Durables & Apparel	8.8

Consumer Services	7.4

Financial Services	1.3

Food, Beverage & Tobacco	8.1

Health Care Equipment & Services	3.4

Household & Personal Products	1.6

Insurance	5.4

Materials	2.4

Media & Entertainment	10.8

Pharmaceuticals, Biotechnology & Life Sciences	0.9

Semiconductors & Semiconductor Equipment	4.7

Technology Hardware & Equipment	7.0

Transportation	5.2

Utilities	1.6

Money Market Fund	2.3

Total Investments	100.5

Liabilities Less Other Assets	(0.5)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 94.3%

Bangladesh - 3.5%

BRAC Bank plc (Banks)†	4,422,666	$1,564,052

GrameenPhone Ltd. (Telecommunication Services)†	320,092	687,854

Square Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	1,208,185	2,321,451

		4,573,357

Colombia - 4.2%

Cementos Argos SA - Sponsored ADR (Materials)#†	526,334	5,447,136

Croatia - 0.2%

Ericsson Nikola Tesla (Technology Hardware & Equipment)†	1,221	267,056

Egypt - 2.9%

Commercial International Bank Egypt - GDR, Reg S (Banks)†	2,205,005	3,269,477

Integrated Diagnostics Holdings plc (Health Care Equipment & Services)*^†	1,484,823	455,402

		3,724,879

Indonesia - 4.7%

Astra International Tbk PT (Capital Goods)†	5,793,500	1,830,082

Bank Central Asia Tbk PT (Banks)†	4,571,200	2,740,025

Sumber Alfaria Trijaya Tbk PT (Consumer Staples Distribution & Retail)†	8,601,400	1,545,227

		6,115,334

Kazakhstan - 8.7%

Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	305,997	5,699,826

Kaspi.KZ JSC - ADR (Financial Services)	47,550	5,599,488

		11,299,314

Kenya - 2.5%

East African Breweries plc (Food, Beverage & Tobacco)†	445,700	528,026

Equity Group Holdings plc (Banks)†	4,194,900	1,321,070

Safaricom plc (Telecommunication Services)†	11,841,850	1,398,271

		3,247,367

Morocco - 2.4%

Attijariwafa Bank (Banks)†	6,427	318,737

Itissalat Al-Maghrib (Telecommunication Services)†	72,511	690,486

	Shares	Value

COMMON STOCKS - 94.3% (continued)

Morocco - 2.4% (continued)

Societe d’Exploitation des Ports (Transportation)†	76,153	$2,145,217

		3,154,440

Peru - 6.2%

Alicorp SAA (Food, Beverage & Tobacco)	293,090	470,246

Cementos Pacasmayo SAA (Materials)	149,125	163,205

Credicorp Ltd. (Banks)	34,334	5,686,054

Ferreycorp SAA (Capital Goods)	2,225,515	1,702,589

		8,022,094

Philippines - 18.4%

Bank of the Philippine Islands (Banks)†	1,597,430	3,526,877

BDO Unibank Inc. (Banks)†	1,014,915	2,604,029

International Container Terminal Services Inc. (Transportation)†	868,520	4,998,417

Jollibee Foods Corp. (Consumer Services)†	662,440	2,692,338

Robinsons Retail Holdings Inc. (Consumer Staples Distribution & Retail)†	1,710,790	1,064,419

Security Bank Corp. (Banks)†	200,100	247,025

SM Prime Holdings Inc. (Real Estate Management & Development)†	7,811,300	3,778,322

Universal Robina Corp. (Food, Beverage & Tobacco)†	1,640,770	2,941,673

Wilcon Depot Inc. (Consumer Discretionary Distribution & Retail)†	6,943,100	2,006,842

		23,859,942

Poland - 2.4%

Allegro.eu SA (Consumer Discretionary Distribution & Retail)*^†	372,310	3,109,189

Romania - 5.9%

Banca Transilvania SA (Banks)†	975,269	5,939,561

Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	147,598	1,664,673

		7,604,234

Saudi Arabia - 4.2%

Al Rajhi Bank (Banks)†	45,768	973,984

Bupa Arabia for Cooperative Insurance Co. (Insurance)†	17,002	1,090,759

Jarir Marketing Co. (Consumer Discretionary Distribution & Retail)†	252,290	909,716

Mouwasat Medical Services Co. (Health Care Equipment & Services)†	66,787	2,392,691

		5,367,150

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

	Shares	Value

COMMON STOCKS - 94.3% (continued)

Slovenia - 1.5%

Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	14,247	$1,916,570

Thailand - 1.0%

Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	200,500	1,325,486

United Arab Emirates - 3.6%

Agthia Group PJSC (Food, Beverage & Tobacco)†	1,141,369	1,774,154

Emaar Properties PJSC (Real Estate Management & Development)†	1,301,294	2,910,979

		4,685,133

United Kingdom - 4.5%

Airtel Africa plc (Telecommunication Services)^†	1,185,801	1,630,312

Baltic Classifieds Group plc (Media & Entertainment)†	704,287	2,041,406

Helios Towers plc (Telecommunication Services)*†	569,209	700,814

TBC Bank Group plc (Banks)†	32,542	1,403,571

		5,776,103

United States - 5.3%

EPAM Systems Inc. (Software & Services)*	10,972	2,581,273

Globant SA (Software & Services)*	24,219	4,325,271

		6,906,544

Vietnam - 12.2%

Bank for Foreign Trade of Vietnam JSC (Banks)*†	1,419,622	5,112,710

Hoa Phat Group JSC (Materials)*†	3,120,790	3,491,878

Sai Gon Cargo Service Corp. (Transportation)†	563,394	1,775,864

Saigon Beer Alcohol Beverage Corp. (Food, Beverage & Tobacco)†	1,154,720	2,479,229

Vietnam Dairy Products JSC (Food, Beverage & Tobacco)†	1,117,394	2,863,876

		15,723,557

Total Common Stocks (Cost $87,482,370)		$122,124,885

	Shares	Value

PREFERRED STOCKS - 2.0%

Colombia - 2.0%

Bancolombia SA - Sponsored ADR, 11.08% (Banks)+	78,285	$2,561,485

Total Preferred Stocks (Cost $1,999,696)		$2,561,485

PARTICIPATION NOTES - 0.6%

Qatar - 0.6%

Qatar National Bank, Issued by HSBC BANK PLC, Maturity Date 5/31/24 (Banks)^†	220,996	841,861

Total Participation Notes (Cost $931,609)		$841,861

SHORT TERM INVESTMENTS - 3.4%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 5.14% (Money Market Funds)	4,449,272	4,449,272

Total Short Term Investments (Cost $4,449,272)		$4,449,272

Total Investments — 100.3%

(Cost $94,862,947)		$129,977,503
Liabilities Less Other Assets - (0.3)%		(442,840)

Net Assets — 100.0%		$129,534,663

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg	S Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#	Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.7% of net assets as of April 30, 2024, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

April 30, 2024 (unaudited)

Industry	Percentage of Net Assets

Banks	33.8%

Capital Goods	2.7

Consumer Discretionary Distribution & Retail	4.6

Consumer Services	2.1

Consumer Staples Distribution & Retail	2.0

Energy	1.3

Financial Services	4.3

Food, Beverage & Tobacco	8.6

Health Care Equipment & Services	3.3

Insurance	0.8

Materials	7.0

Media & Entertainment	1.6

Pharmaceuticals, Biotechnology & Life Sciences	3.3

Real Estate Management & Development	5.1

Software & Services	5.3

Technology Hardware & Equipment	0.2

Telecommunication Services	3.9

Transportation	7.0

Money Market Fund	3.4

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

April 30, 2024 (Unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio
ASSETS:
Investments (cost $702,226,539, $10,017,408,356 and $94,634,390, respectively)	$968,133,460	$13,950,072,458	$100,018,061
Dividends and interest receivable	776,419	26,241,185	179,240
Cash	—	1,704,120	4,996
Foreign currency (cost $253,278, $5,336,361 and $43,052, respectively)	253,278	5,357,655	43,053
Receivable for Fund shares sold	25,688	22,059,637	86,193
Tax reclaims receivable	663,195	28,492,715	103,653
Prepaid expenses	28,276	76,359	23,143
Total Assets:	969,880,316	14,034,004,129	100,458,339
LIABILITIES:
Payable to Investment Adviser	(611,620)	(7,809,995)	(56,533)
Payable for investments purchased	(2,006,748)	(12,935,371)	(144,678)
Payable for Fund shares redeemed	(408,583)	(8,953,983)	(64,780)
Payable for directors’ fees and expenses	(13,898)	(201,181)	(1,282)
Payable for distribution fees	—	(108,767)	—
Other liabilities	(296,750)	(3,345,895)	(58,727)
Total Liabilities	(3,337,599)	(33,355,192)	(326,000)
Net Assets	$966,542,717	$14,000,648,937	$100,132,339
ANALYSIS OF NET ASSETS:
Paid in capital	$647,509,896	$9,843,902,726	$95,953,265
Distributable earnings	319,032,821	4,156,746,211	4,179,074
Net Assets	$966,542,717	$14,000,648,937	$100,132,339
Net Assets:
Institutional Class	$685,632,398	$11,292,568,929	$100,132,339
Institutional Class Z	255,713,736	2,488,822,108	—
Investor Class	—	219,257,900	—
Advisor Class	25,196,583	—	—
Total Shares Outstanding:
Institutional Class (500,000,000, 700,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	17,330,564	440,981,534	7,880,067
Institutional Class Z (200,000,000, 300,000,000 and —, respectively, $.001 par value shares authorized)	6,454,953	97,232,929	—
Investor Class (—, 100,000,000 and —, respectively, $.001 par value shares authorized)	—	8,559,750	—
Advisor Class (400,000,000, — and —, respectively, $.001 par value shares authorized)	640,334	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$39.56	$25.61	$12.71
Institutional Class Z	39.62	25.60	—
Investor Class	—	25.61	—
Advisor Class	39.35	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2024 (Unaudited)

	International Carbon Transition Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio
ASSETS:
Investments (cost $1,900,826, $432,409,910 and $952,515,803, respectively)	$2,130,258	$508,601,352	$1,142,341,726
Dividends and interest receivable	4,906	1,031,922	1,259,892
Cash	—	—	366,964
Foreign currency (cost $—, $12 and $346,304, respectively)	—	12	346,262
Receivable for investments sold	—	161,641	1,660,677
Receivable for Fund shares sold	—	652,238	138,643
Tax reclaims receivable	1,337	631,370	36,089
Capital gain tax refund receivable	—	2,087	928
Prepaid expenses	14,420	53,963	269,367
Total Assets:	2,150,921	511,134,585	1,146,420,548
LIABILITIES:
Payable to Investment Adviser	(1,222)	(404,579)	(928,589)
Payable for investments purchased	(3)	—	(7,559,979)
Payable for Fund shares redeemed	—	(540,306)	(5,013,365)
Payable for directors’ fees and expenses	(30)	(7,339)	(24,181)
Payable for distribution fees	—	(22,089)	—
Deferred capital gains tax	—	(625,881)	(1,622,773)
Other liabilities	(32,449)	(174,497)	(664,074)
Total Liabilities	(33,704)	(1,774,691)	(15,812,961)
Net Assets	$2,117,217	$509,359,894	$1,130,607,587
ANALYSIS OF NET ASSETS:
Paid in capital	$1,900,836	$468,543,539	$957,584,734
Distributable earnings	216,381	40,816,355	173,022,853
Net Assets	$2,117,217	$509,359,894	$1,130,607,587
Net Assets:
Institutional Class	$2,117,217	$361,699,188	$1,014,769,074
Institutional Class Z	—	117,312,990	115,838,513
Investor Class	—	30,347,716	—
Total Shares Outstanding:
Institutional Class (500,000,000, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	189,959	21,067,145	56,730,701
Institutional Class Z (—, 350,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	—	6,829,394	6,455,010
Investor Class (—, 200,000,000 and —, respectively, $.001 par value shares authorized)	—	1,787,649	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$11.15	$17.17	$17.89
Institutional Class Z	—	17.18	17.95
Investor Class	—	16.98	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

April 30, 2024 (Unaudited)

	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio	Frontier Emerging Markets Portfolio
ASSETS:
Investments (cost $695,516,746, $3,408,287, $3,899,167 and $94,862,947, respectively)	$911,679,500	$3,709,436	$2,937,891	$129,977,503
Dividends and interest receivable	959,372	5,277	195	130,105
Cash	183,676	646	—	—
Foreign currency (cost $272,421, $15, $2,146 and $70,819, respectively)	272,398	14	2,146	71,020
Receivable for investments sold	1,591,050	—	—	—
Receivable for Fund shares sold	320,174	—	—	30,139
Tax reclaims receivable	21,281	1,188	—	3,295
Prepaid expenses	44,767	15,599	18,694	50,405
Total Assets:	915,072,218	3,732,160	2,958,926	130,262,467
LIABILITIES:
Payable to Investment Adviser	(716,974)	(2,937)	(2,182)	(145,379)
Payable for investments purchased	(5,959,250)	—	—	(38,124)
Payable for Fund shares redeemed	(5,638,005)	—	—	(42,717)
Payable for directors’ fees and expenses	(13,765)	(48)	(61)	(1,817)
Payable for distribution fees	—	—	—	(16,134)
Cash Overdraft	—	—	—	(25,950)
Deferred capital gains tax	(1,799,743)	(4,559)	—	(325,393)
Other liabilities	(557,097)	(33,752)	(34,177)	(132,290)
Total Liabilities	(14,684,834)	(41,296)	(36,420)	(727,804)
Net Assets	$900,387,384	$3,690,864	$2,922,506	$129,534,663
ANALYSIS OF NET ASSETS:
Paid in capital	$669,051,473	$3,442,196	$5,373,365	$214,985,024
Distributable earnings	231,335,911	248,668	(2,450,859)	(85,450,361)
Net Assets	$900,387,384	$3,690,864	$2,922,506	$129,534,663
Net Assets:
Institutional Class	$—	$3,690,864	$2,922,506	$61,418,582
Institutional Class Z	—	—	—	62,597,149
Investor Class	—	—	—	5,518,932
Advisor Class	900,387,384	—	—	—
Total Shares Outstanding:
Institutional Class (—, 500,000,000, 500,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	343,490	560,145	8,060,539
Institutional Class Z (—, —, — and 200,000,000, respectively, $.001 par value shares authorized)	—	—	—	8,119,187
Investor Class (—, —, — and 400,000,000, respectively, $.001 par value shares authorized)	—	—	—	726,185
Advisor Class (500,000,000, —, — and —, respectively, $.001 par value shares authorized)	22,624,913	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$—	$10.75	$5.22	$7.62
Institutional Class Z	—	—	—	7.71
Investor Class	—	—	—	7.60
Advisor Class	39.80	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

Six Months Ended April 30, 2024 (unaudited)

	Global Equity Portfolio	International Equity Portfolio	International Developed Markets Equity Portfolio	International Carbon Transition Equity Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $224,851, $14,668,468, $125,708 and $3,260, respectively)	$5,740,315	$181,831,219	$1,162,868	$24,200
Total investment income	5,740,315	181,831,219	1,162,868	24,200
EXPENSES
Investment advisory fees (Note 3)	3,743,140	47,796,285	323,523	7,285
Administration fees (Note 3)	86,098	1,146,093	12,783	5,554
Distribution fees, Investor Class	—	274,538	—	—
Custody and accounting fees (Note 3)	51,379	973,683	9,434	2,184
Directors’ fees and expenses	27,779	394,638	2,539	56
Transfer agent fees and expenses (Note 3)	2,985	95,166	389	128
Printing and postage fees	8,815	297,752	8,682	23
State registration filing fees	29,151	72,671	14,743	14,739
Professional fees	57,881	182,407	23,310	16,101
Shareholder servicing fees (Note 3)	342,810	5,200,569	39,129	—
Compliance officers’ fees and expenses (Note 3)	1,995	28,231	181	4
Offering fees	—	—	—	18,405
Other fees and expenses	45,990	503,085	5,113	2,004
Total Expenses	4,398,023	56,965,118	439,826	66,483
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(37,189)	—	(76,218)	(58,287)
Net expenses	4,360,834	56,965,118	363,608	8,196
Net investment income	1,379,481	124,866,101	799,260	16,004
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	62,895,440	216,089,576	(1,261,415)	(23,545)
Foreign currency transactions	(24,718)	(1,513,794)	(11,398)	(85)
Net realized gain (loss)	62,870,722	214,575,782	(1,272,813)	(23,630)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $— and $—, respectively)	92,416,957	1,526,476,609	11,983,405	292,947
Translation of assets and liabilities denominated in foreign currencies	(11,045)	(491,242)	(3,554)	(58)
Net change in unrealized appreciation	92,405,912	1,525,985,367	11,979,851	292,889
Net realized and unrealized gain	155,276,634	1,740,561,149	10,707,038	269,259
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,656,115	$1,865,427,250	$11,506,298	$285,263

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2024 (unaudited)

	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Emerging Markets ex China Portfolio	Chinese Equity Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $476,544, $999,831, $654,866, $4,752 and $438, respectively)	$4,228,640	$14,700,501	$9,229,923	$37,557	$15,154
Total investment income	4,228,640	14,700,501	9,229,923	37,557	15,154
EXPENSES
Investment advisory fees (Note 3)	2,463,985	7,637,605	4,609,131	17,641	12,676
Administration fees (Note 3)	47,718	134,448	83,022	5,684	5,601
Distribution fees, Investor Class	38,900	—	—	—	—
Custody and accounting fees (Note 3)	91,709	464,020	253,852	5,301	2,512
Directors’ fees and expenses	14,166	50,121	27,791	107	75
Transfer agent fees and expenses (Note 3)	6,223	6,222	11,582	225	360
Printing and postage fees	22,678	63,127	83,621	41	47
State registration filing fees	39,952	27,159	20,169	10,114	10,213
Professional fees	46,987	53,002	69,877	25,385	18,504
Shareholder servicing fees (Note 3)	181,797	752,734	764,351	17	40
Compliance officers’ fees and expenses (Note 3)	1,015	3,639	2,015	7	5
Other fees and expenses	23,285	131,933	37,592	2,080	2,024
Total Expenses	2,978,415	9,324,010	5,963,003	66,602	52,057
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(101,037)	(889,598)	—	(47,278)	(36,711)
Net expenses	2,877,378	8,434,412	5,963,003	19,324	15,346
Net investment income (loss)	1,351,262	6,266,089	3,266,920	18,233	(192)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(1,589,046)	89,387,099	44,537,237	(38,111)	(359,642)
Foreign currency transactions	(25,421)	(258,063)	(64,952)	(962)	(111)
Net realized gain (loss)	(1,614,467)	89,129,036	44,472,285	(39,073)	(359,753)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $(304,871), $1,721,584, $(250,109), $(3,604) and $—, respectively)	54,857,708	54,639,315	34,280,112	405,075	417,622
Translation of assets and liabilities denominated in foreign currencies	(17,124)	(385,127)	(114,551)	5	7
Net change in unrealized appreciation	54,840,584	54,254,188	34,165,561	405,080	417,629
Net realized and unrealized gain	53,226,117	143,383,224	78,637,846	366,007	57,876
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,577,379	$149,649,313	$81,904,766	$384,240	$57,684

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

Six Months Ended April 30, 2024 (unaudited)

Frontier Emerging Markets Portfolio
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $186,725)	$1,428,817
Total investment income	1,428,817
EXPENSES
Investment advisory fees (Note 3)	864,764
Administration fees (Note 3)	16,465
Distribution fees, Investor Class	7,303
Custody and accounting fees (Note 3)	68,778
Directors’ fees and expenses	3,559
Transfer agent fees and expenses (Note 3)	995
Printing and postage fees	3,132
State registration filing fees	27,457
Professional fees	31,268
Shareholder servicing fees (Note 3)	25,176
Compliance officers’ fees and expenses (Note 3)	253
Other fees and expenses	9,854
Total Expenses	1,059,004
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(80,605)
Net expenses	978,399
Net investment income	450,418
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investment transactions	(1,078,512)
Foreign currency transactions	(883,244)
Net realized loss	(1,961,756)
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $22,079)	19,838,743
Translation of assets and liabilities denominated in foreign currencies	213,891
Net change in unrealized appreciation	20,052,634
Net realized and unrealized gain	18,090,878
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,541,296

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31, 2023

	Global Equity Portfolio		International Equity Portfolio

	2024	2023	2024	2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$1,379,481	$2,126,756	$124,866,101	$250,201,490

Net realized gain on investments and foreign currency transactions	62,870,722	2,829,881	214,575,782	518,611,712

Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	92,405,912	100,630,532	1,525,985,367	901,629,479

Net increase in net assets resulting from operations	156,656,115	105,587,169	1,865,427,250	1,670,442,681

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(3,900,018)	—	(443,283,182)	(291,376,281)

Institutional Class Z	(1,638,342)	—	(93,500,543)	(77,244,336)

Investor Class	—	—	(7,771,654)	(4,286,407)

Advisor Class	(74,460)	—	—	—

Total distributions to shareholders	(5,612,820)	—	(544,555,379)	(372,907,024)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(90,595,966)	(164,183,712)	(447,227,650)	(1,475,475,402)

Institutional Class Z	(35,720,173)	(6,521,467)	108,981,964	(813,875,038)

Investor Class	—	—	(3,500,386)	(12,111,605)

Advisor Class	(2,108,307)	(6,172,474)	—	—

Net Decrease in net assets from portfolio share transactions	(128,424,446)	(176,877,653)	(341,746,072)	(2,301,462,045)

NET INCREASE (DECREASE) IN NET ASSETS	22,618,849	(71,290,484)	979,125,799	(1,003,926,388)

NET ASSETS

At beginning of period	943,923,868	1,015,214,352	13,021,523,138	14,025,449,526

At end of period	$966,542,717	$943,923,868	$14,000,648,937	$13,021,523,138

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31, 2023

	International Developed Markets Equity Portfolio		International Carbon Transition Equity Portfolio

	2024	2023	2024	2023(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$799,260	$1,451,517	$16,004	$28,591

Net realized gain (loss) on investments and foreign currency transactions	(1,272,813)	(644,420)	(23,630)	3,470

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	11,979,851	(6,662,574)	292,889	(63,547)

Net increase (decrease) in net assets resulting from operations	11,506,298	(5,855,477)	285,263	(31,486)

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(1,531,614)	(7,551)	(39,393)	—

Total distributions to shareholders	(1,531,614)	(7,551)	(39,393)	—

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	7,570,714	86,463,320	39,393	1,863,440

Net Increase in net assets from portfolio share transactions	7,570,714	86,463,320	39,393	1,863,440

NET INCREASE IN NET ASSETS	17,545,398	80,600,292	285,263	1,831,954

NET ASSETS

At beginning of period	82,586,941	1,986,649	1,831,954	—

At end of period	$100,132,339	$82,586,941	$2,117,217	$1,831,954

(1)	For the period from December 21, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31, 2023

	International Small Companies Portfolio		Institutional Emerging Markets Portfolio		Emerging Markets Portfolio

	2024	2023	2024	2023	2024	2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$1,351,262	$6,104,090	$6,266,089	$32,448,517	$3,266,920	$14,754,941

Net realized gain (loss) on investments and foreign currency transactions	(1,614,467)	(21,501,871)	89,129,036	42,833,238	44,472,285	64,776,638

Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	54,840,584	38,883,867	54,254,188	154,917,054	34,165,561	40,225,194

Net increase in net assets resulting from operations	54,577,379	23,486,086	149,649,313	230,198,809	81,904,766	119,756,773

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(4,224,880)	(10,710,704)	(24,097,827)	(21,847,333)	—	—

Institutional Class Z	(1,615,886)	—	(2,219,302)	(4,194,883)	—	—

Investor Class	(329,479)	(580,279)	—	—	—	—

Advisor Class	—	—	—	—	(31,151,772)	(112,892,181)

Total distributions to shareholders	(6,170,245)	(11,290,983)	(26,317,129)	(26,042,216)	(31,151,772)	(112,892,181)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(5,459,671)	(147,004,278)	(807,319,316)	(758,744,919)	—	—

Institutional Class Z	(1,996,530)	119,270,185	(45,063,539)	(250,166,242)	—	—

Investor Class	(1,060,283)	(2,976,881)	—	—	—	—

Advisor Class	—	—	—	—	(150,357,873)	(404,633,344)

Net Decrease in net assets from portfolio share transactions	(8,516,484)	(30,710,974)	(852,382,855)	(1,008,911,161)	(150,357,873)	(404,633,344)

NET INCREASE (DECREASE) IN NET ASSETS NET ASSETS	39,890,650	(18,515,871)	(729,050,671)	(804,754,568)	(99,604,879)	(397,768,752)

At beginning of period	469,469,244	487,985,115	1,859,658,258	2,664,412,826	999,992,263	1,397,761,015

At end of period	$509,359,894	$469,469,244	$1,130,607,587	$1,859,658,258	$900,387,384	$999,992,263

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31, 2023

	Emerging Markets ex China Portfolio		Chinese Equity Portfolio

	2024	2023	2024	2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$18,233	$59,143	$(192)	$10,451

Net realized gain (loss) on investments and foreign currency transactions	(39,073)	41,440	(359,753)	(333,986)

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	405,080	(32,591)	417,629	428,702

Net increase in net assets resulting from operations	384,240	67,992	57,684	105,167

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(122,956)	(13,981)	(19,123)	(12,320)

Total distributions to shareholders	(122,956)	(13,981)	(19,123)	(12,320)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	122,956	213,780	200,781	(10,019)

Net Increase (Decrease) in net assets from portfolio share transactions	122,956	213,780	200,781	(10,019)

NET INCREASE IN NET ASSETS	384,240	267,791	239,342	82,828

NET ASSETS

At beginning of period	3,306,624	3,038,833	2,683,164	2,600,336

At end of period	$3,690,864	$3,306,624	$2,922,506	$2,683,164

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31, 2023

	Frontier Emerging Markets Portfolio

	2024	2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$450,418	$3,099,994

Net realized loss on investments and foreign currency transactions	(1,961,756)	(6,228,630)

Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,052,634	6,694,755

Net increase in net assets resulting from operations	18,541,296	3,566,119

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(1,090,567)	(1,647,905)

Institutional Class Z	(1,110,072)	(2,158,160)

Investor Class	(89,444)	(116,298)

Total distributions to shareholders	(2,290,083)	(3,922,363)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(3,959,281)	(16,951,715)

Institutional Class Z	3,303,604	(38,536,510)

Investor Class	(998,954)	(901,626)

Net Decrease in net assets from portfolio share transactions	(1,654,631)	(56,389,851)

NET INCREASE (DECREASE) IN NET ASSETS	14,596,582	(56,746,095)

NET ASSETS

At beginning of period	114,938,081	171,684,176

At end of period	$129,534,663	$114,938,081

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				Global Equity Portfolio

				Institutional Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 33.96		$ 30.85	$ 53.93	$ 42.41	$ 35.38	$ 35.68

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.05		0.06	(0.04)	(0.14)	(0.06)	0.09

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	5.76		3.05	(15.63)	14.30	7.33	3.45

Net increase (decrease) from investment operations	5.81		3.11	(15.67)	14.16	7.27	3.54

Distributions to Shareholders from:

Net investment income	(0.12)		—	—	—	(0.24)	(0.12)

Net realized gain from investments	(0.09)		—	(7.41)	(2.64)	—	(3.72)

Total distributions	(0.21)		—	(7.41)	(2.64)	(0.24)	(3.84)

Net asset value, end of period	$ 39.56		$ 33.96	$ 30.85	$ 53.93	$ 42.41	$ 35.38

Total Return	17.11	%(A)	10.08%	(33.35)%	34.57%	20.63%	11.86%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$685,632		$668,735	$753,480	$1,354,918	$1,043,741	$684,764

Expenses to average net assets	0.90	%(B)	0.89%	0.85%	0.88%	0.92%	0.93%

Expenses to average net assets (net of fees waived/reimbursed)	0.90	%(B)	0.89%	0.85%	0.88%	0.92%	0.93%

Net investment income (loss) to average net assets	0.26	%(B)	0.19%	(0.10)%	(0.28)%	(0.15)%	0.28%

Portfolio turnover rate	9	%(A)	28%	37%	59%	63%	39%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				Global Equity Portfolio Institutional Class Z

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$34.02		$30.88	$53.95	$42.39	$35.36	$35.67

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.07		0.11	(0.02)	(0.10)	(0.02)	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	5.79		3.03	(15.64)	14.30	7.31	3.44

Net increase (decrease) from investment operations	5.86		3.14	(15.66)	14.20	7.29	3.55

Distributions to Shareholders from:

Net investment income	(0.17)		—	—	—	(0.26)	(0.14)

Net realized gain from investments	(0.09)		—	(7.41)	(2.64)	—	(3.72)

Total distributions	(0.26)		—	(7.41)	(2.64)	(0.26)	(3.86)

Net asset value, end of period	$39.62		$34.02	$30.88	$53.95	$42.39	$35.36

Total Return	17.21	%(A)	10.17%	(33.31)%	34.66%	20.76%	11.89%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$255,714		$251,781	$234,800	$379,781	$289,320	$229,355

Expenses to average net assets	0.81	%(B)	0.81%	0.79%	0.81%	0.85%	0.88%

Expenses to average net assets (net of fees waived/reimbursed)	0.79	%(B)	0.80%	0.79%	0.80%	0.84%	0.88%

Net investment income (loss) to average net assets	0.35	%(B)	0.29%	(0.04)%	(0.20)%	(0.05)%	0.32%

Portfolio turnover rate	9	%(A)	28%	37%	59%	63%	39%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				Global Equity Portfolio Advisor Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 33.73		$ 30.70	$ 53.82	$ 42.41	$ 35.30	$ 35.60

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	0.01		(0.01)	(0.11)	(0.24)	(0.12)	0.03

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	5.72		3.04	(15.60)	14.29	7.33	3.43

Net increase (decrease) from investment operations	5.73		3.03	(15.71)	14.05	7.21	3.46

Distributions to Shareholders from:

Net investment income	(0.02)		—	—	—	(0.10)	(0.04)

Net realized gain from investments	(0.09)		—	(7.41)	(2.64)	—	(3.72)

Total distributions	(0.11)		—	(7.41)	(2.64)	(0.10)	(3.76)

Net asset value, end of period	$ 39.35		$ 33.73	$ 30.70	$ 53.82	$ 42.41	$ 35.30

Total Return	16.99	%(A)	9.87%	(33.50)%	34.28%	20.47%	11.60%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$25,197		$23,408	$26,934	$53,483	$53,112	$48,181

Expenses to average net assets	1.11	%(B)	1.12%	1.05%	1.09%	1.11%	1.12%

Expenses to average net assets (net of fees waived/reimbursed)	1.11	%(B)	1.12%	1.05%	1.09%	1.11%	1.12%

Net investment income (loss) to average net assets	0.04	%(B)	(0.04)%	(0.30)%	(0.48)%	(0.32)%	0.09%

Portfolio turnover rate	9	%(A)	28%	37%	59%	63%	39%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				International Equity Portfolio Institutional Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 23.26		$ 21.42	$ 30.69	$ 23.76	$ 22.72	$ 20.74

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.22		0.40	0.41	0.34	0.23	0.29

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.12		2.03	(8.93)	6.80	1.19	1.98

Net increase (decrease) from investment operations	3.34		2.43	(8.52)	7.14	1.42	2.27

Distributions to Shareholders from:

Net investment income	(0.52)		(0.59)	(0.43)	(0.21)	(0.38)	(0.29)

Net realized gain from investments	(0.47)		—	(0.32)	—	—	—

Total distributions	(0.99)		(0.59)	(0.75)	(0.21)	(0.38)	(0.29)

Net asset value, end of period	$ 25.61		$ 23.26	$ 21.42	$ 30.69	$ 23.76	$ 22.72

Total Return	14.33	%(A)	11.22%	(28.42)%	30.16%	6.25%	11.19%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$11,292,569		$10,656,826	$11,113,757	$18,268,498	$13,596,900	$13,766,876

Expenses to average net assets	0.81	%(B)	0.81%	0.79%	0.80%	0.81%	0.81%

Expenses to average net assets (net of fees waived/reimbursed)	0.81	%(B)	0.81%	0.79%	0.80%	0.81%	0.81%

Net investment income to average net assets	1.74	%(B)	1.61%	1.58%	1.17%	1.01%	1.35%

Portfolio turnover rate	9	%(A)	18%	16%	14%	17%	30%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				International Equity Portfolio Institutional Class Z

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 23.26		$ 21.42	$ 30.69	$ 23.76	$ 22.72	$ 20.75

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.24		0.43	0.43	0.37	0.25	0.30

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.11		2.02	(8.93)	6.79	1.18	1.98

Net increase (decrease) from investment operations	3.35		2.45	(8.50)	7.16	1.43	2.28

Distributions to Shareholders from:

Net investment income	(0.54)		(0.61)	(0.45)	(0.23)	(0.39)	(0.31)

Net realized gain from investments	(0.47)		—	(0.32)	—	—	—

Total distributions	(1.01)		(0.61)	(0.77)	(0.23)	(0.39)	(0.31)

Net asset value, end of period	$ 25.60		$ 23.26	$ 21.42	$ 30.69	$ 23.76	$ 22.72

Total Return	14.39	%(A)	11.32%	(28.36)%	30.25%	6.32%	11.29%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,488,822		$2,162,679	$2,715,026	$3,235,428	$2,165,343	$1,938,763

Expenses to average net assets	0.72	%(B)	0.72%	0.71%	0.72%	0.73%	0.75%

Expenses to average net assets (net of fees waived/reimbursed)	0.72	%(B)	0.72%	0.71%	0.72%	0.73%	0.75%

Net investment income to average net assets	1.85	%(B)	1.73%	1.71%	1.25%	1.08%	1.42%

Portfolio turnover rate	9	%(A)	18%	16%	14%	17%	30%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

				International Equity Portfolio Investor Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 23.23		$ 21.37	$ 30.61	$ 23.70	$ 22.66	$ 20.65

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.18		0.32	0.33	0.24	0.16	0.22

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.10		2.02	(8.92)	6.80	1.18	1.98

Net increase (decrease) from investment operations	3.28		2.34	(8.59)	7.04	1.34	2.20

Distributions to Shareholders from:

Net investment income	(0.43)		(0.48)	(0.33)	(0.13)	(0.30)	(0.19)

Net realized gain from investments	(0.47)		—	(0.32)	—	—	—

Total distributions	(0.90)		(0.48)	(0.65)	(0.13)	(0.30)	(0.19)

Net asset value, end of period	$ 25.61		$ 23.23	$ 21.37	$ 30.61	$ 23.70	$ 22.66

Total Return	14.16	%(A)	10.85%	(28.63)%	29.74%	5.91%	10.79%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$219,258		$202,018	$196,666	$408,864	$337,348	$395,339

Expenses to average net assets	1.14	%(B)	1.14%	1.10%	1.12%	1.13%	1.13%

Expenses to average net assets (net of fees waived/reimbursed)	1.14	%(B)	1.14%	1.10%	1.12%	1.13%	1.13%

Net investment income to average net assets	1.40	%(B)	1.27%	1.28%	0.83%	0.69%	1.03%

Portfolio turnover rate	9	%(A)	18%	16%	14%	17%	30%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	International Developed Markets Equity Portfolio Institutional Class

	2024		2023	2022(1)

Net asset value, beginning of period	$ 11.30		$ 10.34	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.11		0.24	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.51		0.76	0.33

Net increase (decrease) from investment operations	1.62		1.00	0.34

Distributions to Shareholders from:

Net investment income	(0.21)		(0.02)	—

Net realized gain from investments	—		(0.02)	—

Total distributions	(0.21)		(0.04)	—

Net asset value, end of period	$ 12.71		$ 11.30	$10.34

Total Return	14.34	%(A)	9.64%	3.40	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$100,132		$82,587	$1,987

Expenses to average net assets	0.95	%(B)	1.09%	23.52	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.79	%(B)	0.80%	0.80	%(B)

Net investment income to average net assets	1.73	%(B)	1.96%	1.00	%(B)

Portfolio turnover rate	24	%(A)	25%	3	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	International Carbon Transition Equity Portfolio Institutional Class

	2024	2023(1)

Net asset value, beginning of period	$ 9.83	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.08	0.18

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.46	(0.35)

Net increase (decrease) from investment operations	1.54	(0.17)

Distributions to Shareholders from:

Net investment income	(0.20)	—

Net realized gain from investments	(0.02)	—

Total distributions	(0.22)	—

Net asset value, end of period	$11.15	$ 9.83

Total Return(A)	15.59%	(1.70)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,117	$1,832

Expenses to average net assets(B)	6.39%	9.19%

Expenses to average net assets (net of fees waived/reimbursed)(B)	0.79%	0.80%

Net investment income to average net assets(B)	1.54%	1.66%

Portfolio turnover rate(A)	9%	20%

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Institutional Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 15.56		$ 15.20	$ 22.80	$ 17.14	$ 15.64	$ 15.29

Increase (Decrease) in Net

Assets from Operations

Net investment income(1)	0.04		0.19	0.15	0.06	0.08	0.12

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.77		0.52	(7.07)	5.63	1.53	1.24

Net increase (decrease) from investment operations	1.81		0.71	(6.92)	5.69	1.61	1.36

Distributions to Shareholders from:

Net investment income	(0.20)		(0.12)	(0.07)	(0.03)	(0.11)	(0.13)

Net realized gain from investments	—		(0.23)	(0.61)	—	—	(0.88)

Total distributions	(0.20)		(0.35)	(0.68)	(0.03)	(0.11)	(1.01)

Net asset value, end of period	$ 17.17		$ 15.56	$ 15.20	$ 22.80	$ 17.14	$ 15.64

Total Return	11.61	%(A)	4.51%	(31.20)%	33.16%	10.34%	10.14%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$361,699		$332,794	$457,624	$549,895	$337,166	$272,252

Expenses to average net assets	1.15	%(B)	1.15%	1.11%	1.16%	1.34%	1.38%

Expenses to average net assets (net of fees waived/reimbursed)	1.13	%(B)	1.15%	1.11%	1.14%	1.15%	1.15%

Net investment income to average net assets	0.50	%(B)	1.11%	0.84%	0.29%	0.50%	0.78%

Portfolio turnover rate	8	%(A)	37%	24%	13%	30%	37%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Institutional Class Z

	2024		2023(1)

Net asset value, beginning of period	$ 15.58		$ 17.03

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.05		0.24

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.78		(1.69)

Net increase (decrease) from investment operations	1.83		(1.45)

Distributions to Shareholders from:

Net investment income	(0.23)		—

Net asset value, end of period	$ 17.18		$ 15.58

Total Return	11.70	%(A)	(8.51	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$117,313		$108,249

Expenses to average net assets	1.07	%(B)	1.14	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.99	%(B)	1.01	%(B)

Net investment income to average net assets	0.63	%(B)	1.41	%(B)

Portfolio turnover rate	8	%(A)	37	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from April 4, 2023 (commencement of class) through October 31, 2023.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	International Small Companies Portfolio Investor Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 15.38		$ 15.00	$22.51	$ 16.94	$ 15.48	$ 15.16

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.03		0.16	0.10	— (2)	0.04	0.09

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.75		0.52	(6.99)	5.58	1.51	1.21

Net increase (decrease) from investment operations	1.78		0.68	(6.89)	5.58	1.55	1.30

Distributions to Shareholders from:

Net investment income	(0.18)		(0.06)	(0.01)	(0.01)	(0.09)	(0.10)

Net realized gain from investments	—		(0.24)	(0.61)	—	—	(0.88)

Total distributions	(0.18)		(0.30)	(0.62)	(0.01)	(0.09)	(0.98)

Net asset value, end of period	$ 16.98		$ 15.38	$ 15.00	$ 22.51	$ 16.94	$ 15.48

Total Return	11.53	%(A)	4.35%	(31.39)%	32.84%	10.07%	9.82%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$30,348		$28,426	$30,361	$49,757	$39,696	$57,095

Expenses to average net assets	1.47	%(B)	1.50%	1.44%	1.50%	1.67%	1.70%

Expenses to average net assets (net of fees waived/reimbursed)	1.29	%(B)	1.30%	1.37%	1.40%	1.40%	1.40%

Net investment income to average net assets	0.34	%(B)	0.97%	0.54%	0.01%	0.28%	0.63%

Portfolio turnover rate	8	%(A)	37%	24%	13%	30%	37%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class (Formerly Class I)

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.78		$15.97	$25.59	$21.23	$21.25	$18.43

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.07		0.24	0.19	0.09	0.12	0.24

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.30		0.74	(9.63)	4.37	0.19	2.76

Net increase (decrease) from investment operations	1.37		0.98	(9.44)	4.46	0.31	3.00

Distributions to Shareholders from:

Net investment income	(0.26)		(0.17)	(0.18)	(0.10)	(0.33)	(0.18)

Net asset value, end of period	$ 17.89		$16.78	$15.97	$25.59	$21.23	$21.25

Total Return	8.13	%(A)	6.07%	(37.14)%	21.03%	1.38%	16.43%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,014,769		$1,709,335	$2,302,000	$5,774,486	$4,847,707	$4,864,702

Expenses to average net assets	1.17	%(B)(2)	1.16%	1.12%	1.22%	1.28%	1.27%

Expenses to average net assets (net of fees waived/reimbursed)	1.06	%(B)(2)	1.09%	1.10%	1.15%	1.28%	1.27%

Net investment income to average net assets	0.77	%(B)	1.32%	0.91%	0.33%	0.59%	1.18%

Portfolio turnover rate	9	%(A)	27%	24%	13%	23%	17%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)

Expense ratios include the effect of interest expense related to the Fund’s line of credit, which is excluded from the Portfolio’s expense limitation agreement (See Note 3). Expense ratios excluding interest expense would have been 0.01% lower for the six months ended April 30, 2024.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class Z (Formerly Class II)

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$16.83		$16.02	$25.65	$21.28	$21.28	$18.45

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.08		0.24	0.21	0.11	0.15	0.27

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.30		0.76	(9.66)	4.38	0.20	2.76

Net increase (decrease) from investment operations	1.38		1.00	(9.45)	4.49	0.35	3.03

Distributions to Shareholders from:

Net investment income	(0.26)		(0.19)	(0.18)	(0.12)	(0.35)	(0.20)

Net asset value, end of period	$17.95		$16.83	$16.02	$25.65	$21.28	$21.28

Total Return	8.21	%(A)	6.15%	(37.07)%	21.11%	1.55%	16.61%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$115,839		$150,323	$362,413	$719,400	$626,632	$557,924

Expenses to average net assets	1.08	%(B)(2)	1.07%	1.04%	1.13%	1.19%	1.19%

Expenses to average net assets (net of fees waived/reimbursed)	0.96	%(B)(2)	0.99%	1.00%	1.07%	1.11%	1.11%

Net investment income to average net assets	0.92	%(B)	1.34%	1.04%	0.41%	0.76%	1.34%

Portfolio turnover rate	9	%(A)	27%	24%	13%	23%	17%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)

Expense ratios include the effect of interest expense related to the Fund’s line of credit, which is excluded from the Portfolio’s expense limitation agreement (See Note 3). Expense ratios excluding interest expense would have been 0.01% lower for the six months ended April 30, 2024.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets Portfolio Advisor Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$37.92		$38.69	$66.93	$55.48	$55.65	$48.21

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.13		0.49	0.44	0.12	0.26	0.58

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	3.03		2.20	(23.60)	11.55	0.40	7.28

Net increase (decrease) from investment operations	3.16		2.69	(23.16)	11.67	0.66	7.86

Distributions to Shareholders from:

Net investment income	(0.59)		(0.34)	(0.36)	(0.22)	(0.83)	(0.42)

Net realized gain from investments	(0.69)		(3.12)	(4.72)	—	—	—

Total distributions	(1.28)		(3.46)	(5.08)	(0.22)	(0.83)	(0.42)

Net asset value, end of period	$39.80		$37.92	$38.69	$66.93	$55.48	$55.65

Total Return	8.30	%(A)	6.53%	(37.18)%	21.04%	1.11%	16.46%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$900,387		$999,992	$1,397,761	$3,813,331	$3,739,209	$4,274,314

Expenses to average net assets	1.23	%(B)	1.23%	1.19%	1.31%	1.36%	1.37%

Expenses to average net assets (net of fees waived/reimbursed)	1.23	%(B)	1.23%	1.19%	1.28%	1.36%	1.37%

Net investment income to average net assets	0.67	%(B)	1.18%	0.87%	0.18%	0.49%	1.10%

Portfolio turnover rate	12	%(A)	31%	33%	15%	18%	19%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Emerging Markets ex China Portfolio Institutional Class

	2024		2023	2022(1)

Net asset value, beginning of period	$ 9.95		$ 9.77	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.05		0.19	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.12		0.03	(0.24)

Net increase (decrease) from investment operations	1.17		0.22	(0.23)

Distributions to Shareholders from:

Net investment income	(0.19)		(0.04)	—

Net realized gain from investments	(0.18)		—	—

Total distributions	(0.37)		(0.04)	—

Net asset value, end of period	$10.75		$ 9.95	$ 9.77

Total Return	11.65	%(A)	2.30%	(2.30	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,691		$3,307	$3,039

Expenses to average net assets	3.59	%(B)	5.71%	13.55	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.04	%(B)	1.08%	1.10	%(B)

Net investment income to average net assets	0.98	%(B)	1.75%	0.99	%(B)

Portfolio turnover rate	11	%(A)	25%	1	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Chinese Equity Portfolio Institutional Class

	2024		2023	2022	2021(1)

Net asset value, beginning of period	$5.21		$5.02	$9.36	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(2)	(—	)(3)	0.02	0.02	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.05		0.19	(4.33)	(0.62)

Net increase (decrease) from investment operations	0.05		0.21	(4.31)	(0.64)

Distributions to Shareholders from:

Net investment income	(0.04)		(0.02)	(0.03)	—

Net asset value, end of period	$5.22		$5.21	$5.02	$9.36

Total Return	0.93	%(A)	4.18%	(46.20)%	(6.40	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,923		$2,683	$2,600	$3,942

Expenses to average net assets	3.90	%(B)	4.15%	4.01%	7.00	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15	%(B)	1.15%	1.15%	1.15	%(B)

Net investment income (loss) to average net assets	(0.01	)%(B)	0.33%	0.27%	(0.23	)%(B)

Portfolio turnover rate	11	%(A)	24%	42%	17	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

(2)	Net investment income per share was calculated using the average shares outstanding method.

(3)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class (Formerly Class I)

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$6.68		$6.80	$8.97	$6.92	$7.80	$7.62

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.02		0.15	0.14	0.06	0.10	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.05		(0.11)	(2.24)	2.12	(0.82)	0.14

Net increase (decrease) from investment operations	1.07		0.04	(2.10)	2.18	(0.72)	0.28

Distributions to Shareholders from:

Net investment income	(0.13)		(0.16)	(0.07)	(0.13)	(0.16)	(0.10)

Net asset value, end of period	$7.62		$6.68	$6.80	$8.97	$6.92	$7.80

Total Return	16.10	%(A)	0.41%	(23.56)%	31.74%	(9.50)%	3.59%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$61,419		$57,367	$74,804	$96,905	$73,376	$144,742

Expenses to average net assets	1.66	%(B)	1.74%	1.60%	1.64%	1.68%	1.63%

Expenses to average net assets (net of fees waived/reimbursed)	1.66	%(B)	1.74%	1.60%	1.64%	1.68%	1.63%

Net investment income to average net assets	0.57	%(B)	2.16%	1.85%	0.75%	1.44%	1.72%

Portfolio turnover rate	7	%(A)	26%	18%	30%	21%	31%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class Z (Formerly Class II)

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$6.76		$6.85	$9.03	$6.95	$7.82	$7.63

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.03		0.17	0.17	0.09	0.14	0.17

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.06		(0.10)	(2.27)	2.13	(0.84)	0.13

Net increase (decrease) from investment operations	1.09		0.07	(2.10)	2.22	(0.70)	0.30

Distributions to Shareholders from:

Net investment income	(0.14)		(0.16)	(0.08)	(0.14)	(0.17)	(0.11)

Net asset value, end of period	$7.71		$6.76	$6.85	$9.03	$6.95	$7.82

Total Return	16.19	%(A)	0.97%	(23.44)%	32.18%	(9.26)%	4.01%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$62,597		$51,828	$90,188	$117,689	$116,911	$128,742

Expenses to average net assets	1.59	%(B)	1.65%	1.52%	1.55%	1.60%	1.55%

Expenses to average net assets (net of fees waived/reimbursed)	1.35	%(B)	1.35%	1.35%	1.35%	1.35%	1.35%

Net investment income to average net assets	0.88	%(B)	2.45%	2.13%	1.05%	1.95%	2.19%

Portfolio turnover rate	7	%(A)	26%	18%	30%	21%	31%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Six Months Ended April 30, 2024 (unaudited) and the Fiscal Year Ended October 31

	Frontier Emerging Markets Portfolio Investor Class

	2024		2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.66		$ 6.76	$ 8.92	$ 6.88	$ 7.75	$ 7.57

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.01		0.14	0.11	0.03	0.08	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	1.04		(0.12)	(2.23)	2.11	(0.83)	0.13

Net increase (decrease) from investment operations	1.05		0.02	(2.12)	2.14	(0.75)	0.24

Distributions to Shareholders from:

Net investment income	(0.11)		(0.12)	(0.04)	(0.10)	(0.12)	(0.06)

Net asset value, end of period	$ 7.60		$ 6.66	$ 6.76	$ 8.92	$ 6.88	$ 7.75

Total Return	15.83	%(A)	0.18%	(23.84)%	31.14%	(9.70)%	3.24%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$5,519		$5,743	$6,692	$9,542	$10,327	$20,560

Expenses to average net assets	2.29	%(B)	2.36%	2.15%	2.14%	2.12%	2.00%

Expenses to average net assets (net of fees waived/reimbursed)	2.00	%(B)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets	0.22	%(B)	1.94%	1.45%	0.35%	1.17%	1.38%

Portfolio turnover rate	7	%(A)	26%	18%	30%	21%	31%

(A)	Not Annualized.

(B)	Annualized.

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

April 30, 2024 (unaudited)

1.	Organization

Harding, Loevner Funds, Inc. (the “Fund”) was established as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Harding Loevner LP (“Harding Loevner” or the “Adviser”) serves as investment adviser to the Fund. The Fund currently has ten separate portfolios, nine diversified portfolios and one non-diversified portfolio, all of which were active as of April 30, 2024 (individually, a “Portfolio”, collectively, the “Portfolios”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Developed Markets Equity Portfolio (“International Developed Markets Equity”)	Institutional Class: September 28, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States
International Carbon Transition Equity Portfolio (“International Carbon Transition Equity”)	Institutional Class: December 21, 2022	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007 Institutional Class Z: April 4, 2023	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets ex China Portfolio (“Emerging Markets ex China”)	Institutional Class: September 14, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class (Formerly Class I): May 27, 2008 Institutional Class Z (Formerly Class II): March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996.

2.	Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Cash and Foreign Currencies

Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. In the event of the financial institution’s insolvency, recovery of a Portfolio’s cash may be limited to the insurance afforded by Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC).

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has approved procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act and Rule 2a-5 thereunder. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not “readily available”, as defined by Rule 2a-5.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security can be valued using (i) the last trade from the current date; (ii) the most recent mean or bid quotation on the principal exchange (dependent upon local exchange or market convention); or (iii) the closing, mean, or bid price on another exchange on which the security is traded (if such price is available from a Fund’s accounting agent). Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of quantitative models provided by an approved pricing service that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not “readily available”, as defined by Rule 2a-5, are priced by the Investment Adviser, as valuation designee, at “fair value as determined in good faith”, pursuant to Rule 2a-5 and in accordance with the Procedures and under the general supervision of the Board of Directors. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 unadjusted quoted prices in active markets for identical assets

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Level 3 significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Valuation levels are not necessarily an indication of the risk associated with investing in those securities.

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of April 30, 2024. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Global Equity

Common Stocks	$688,268,473	$247,645,866	$—		$935,914,339

Short Term Investments	32,219,121	—	—		32,219,121

Total Investments	$720,487,594	$247,645,866	$—		$968,133,460

International Equity

Common Stocks	$4,073,956,362	$9,544,187,672	$—	‡	$13,618,144,034

Short Term Investments	331,928,424	—	—		331,928,424

Total Investments	$4,405,884,786	$9,544,187,672	$—		$13,950,072,458

International Developed Markets Equity

Common Stocks	$21,256,149	$76,866,580	$—		$98,122,729

Short Term Investments	1,895,332	—	—		1,895,332

Total Investments	$23,151,481	$76,866,580	$—		$100,018,061

International Carbon Transition Equity

Common Stocks	$582,903	$1,476,136	$—		$2,059,039

Short Term Investments	71,219	—	—		71,219

Total Investments	$654,122	$1,476,136	$—		$2,130,258

International Small Companies

Common Stocks	$48,176,925	$446,897,311	$—		$495,074,236

Short Term Investments	13,527,116	—	—		13,527,116

Total Investments	$61,704,041	$446,897,311	$—		$508,601,352

Institutional Emerging Markets

Common Stocks	$251,432,798	$833,519,551	$—	‡	$1,084,952,349

Preferred Stocks	20,151,171	4,148,218	—		24,299,389

Short Term Investments	33,089,988	—	—		33,089,988

Total Investments	$304,673,957	$837,667,769	$—		$1,142,341,726

Emerging Markets

Common Stocks	$200,138,161	$661,096,223	$—	‡	$861,234,384

Preferred Stocks	16,385,388	3,139,476	—		19,524,864

Short Term Investments	30,920,252	—	—		30,920,252

Total Investments	$247,443,801	$664,235,699	$—		$911,679,500

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Emerging Markets ex China

Common Stocks	$1,017,513	$2,537,448	$—	$3,554,961

Preferred Stocks	78,225	—	—	78,225

Short Term Investments	76,250	—	—	76,250

Total Investments	$1,171,988	$2,537,448	$—	$3,709,436

Chinese Equity

Common Stocks	$—	$2,870,814	$—	$2,870,814

Short Term Investments	67,077	—	—	67,077

Total Investments	$67,077	$2,870,814	$—	$2,937,891

Frontier Emerging Markets

Common Stocks	$20,528,126	$101,596,759	$—	$122,124,885

Preferred Stocks	2,561,485	—	—	2,561,485

Participation Notes	—	841,861	—	841,861

Short Term Investments	4,449,272	—	—	4,449,272

Total Investments	$27,538,883	$102,438,620	$—	$129,977,503

‡	Investments categorized as level 3 security that is effectively valued at zero.

As of April 30, 2024, there were investments related to two companies held within the Portfolios, all of which were effectively valued at zero due to the inability of the Portfolios to transact in these investments, the lack of visibility on when the Portfolios may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Portfolio’s net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis. Dividends and distributions to shareholders of the Portfolios are recorded on the ex-dividend date.

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

2.	Summary of Significant Accounting Policies (continued)

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Share Class Accounting

Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of a Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by International Carbon Transition Equity Portfolio in connection with its organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolio.

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Transactions with Affiliates and Significant Agreements

The Board has approved an investment advisory agreement with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that total annual fund operating expenses, (excluding taxes, interest, borrowing costs, overdraft charges, litigation and indemnification, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired fund fees and expenses) exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

The following annualized advisory fees and contractual expense limits were in effect for the period ended April 30, 2024. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)
Global Equity–Institutional Class(b)	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%(c)
Global Equity–Institutional Class Z(b)	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%(c)
Global Equity–Advisor Class(b)	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%(c)
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%(d)
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%(d)
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%(d)
International Developed Markets Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Carbon Transition Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Small Companies–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
International Small Companies–Institutional Class Z	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.00%
International Small Companies–Investor Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.30%
Institutional Emerging Markets–Institutional Class(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.05%
Institutional Emerging Markets–Institutional Class Z(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Emerging Markets–Advisor Class(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.25%(f)
Emerging Markets ex China–Institutional Class(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.05%
Chinese Equity–Institutional Class(e)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
Frontier Emerging Markets–Institutional Class(g)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%(h)
Frontier Emerging Markets–Institutional Class Z(g)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%(h)
Frontier Emerging Markets–Investor Class(g)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%(h)

(a)	Effective through February 28, 2025 for each Portfolio except Global Equity, International Equity, Emerging Markets, and Frontier Emerging Markets.

(b)	Effective July 1, 2024, Global Equity advisory fee will be reduced to 0.70% of all assets.

(c)

Effective July 1, 2024, the Investment Adviser has contractually agreed to lower the expense cap for (i) the Global Equity Portfolio’s Institutional Class to 0.85%, (ii) the Global Equity Portfolio’s Institutional Class Z to 0.75%, and (iii) the Global Equity Portfolio’s Advisor Class to 1.15%. These expense cap changes are effective until February 28, 2026.

(d)

Effective July 1, 2024, the Investment Adviser has contractually agreed to lower the expense cap for (i) the International Equity Portfolio’s Institutional Class to 0.85%, (ii) the International Equity Portfolio’s Institutional Class Z to 0.75% and (iii) the International Equity Portfolio’s Investor Class to 1.15%. These expense cap changes are effective until February 28, 2026.

(e)	Effective July 1, 2024, Institutional Emerging Markets, Emerging Markets, Emerging Markets ex China, and Chinese Equity advisory fees will be reduced to 0.85% of all assets.

(f)

Effective July 1, 2024, the Investment Adviser has contractually agreed to lower the expense cap for the Emerging Market Portfolio’s Advisor Class to 1.15%. This expense cap change is effective until February 28, 2026.

(g)	Effective July 1, 2024, Frontier Emerging Markets advisory fee will be reduced to 1.15% of all assets.

(h)

Effective July 1, 2024, the Investment Adviser has contractually agreed to lower the expense cap for (i) the Frontier Emerging Markets Portfolio’s Institutional Class to 1.45%, (ii) the Frontier Emerging Markets Portfolio’s Institutional Class Z to 1.25%, and (iii) the Frontier Emerging Markets Portfolio’s Investor Class to 1.75%. These expense cap changes are effective until February 28, 2026.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

3.	Transactions with Affiliates and Significant Agreements (continued)

For the period ended April 30, 2024, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
Global Equity-Institutional Class Z	$ 37,189
International Developed Markets Equity-Institutional Class	76,218
International Carbon Transition Equity-Institutional Class	58,287
International Small Companies-Institutional Class	25,260
International Small Companies-Institutional Class Z	46,849
International Small Companies-Investor Class	28,928
Institutional Emerging Markets-Institutional Class	803,590
Institutional Emerging Markets-Institutional Class Z	86,008
Emerging Markets ex China-Institutional Class	47,278
Chinese Equity-Institutional Class	36,711
Frontier Emerging Markets-Institutional Class Z	72,120
Frontier Emerging Markets-Investor Class	8,485

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the period ended April 30, 2024. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the period ended April 30, 2024, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4.	Class Specific Expenses

The class level expenses for the period ended April 30, 2024, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$8,744	$4,767	$1,677	$314,719

Global Equity–Institutional Class Z	—	11,455	1,821	635	—

Global Equity–Advisor Class	—	8,952	2,227	673	28,091

International Equity–Institutional Class	—	47,921	200,711	77,572	5,063,774

International Equity–Institutional Class Z	—	13,735	66,658	8,823	—

International Equity–Investor Class	274,538	11,015	30,383	8,771	136,795

International Developed Markets Equity–Institutional Class	—	14,743	8,682	389	39,129

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

4.	Class Specific Expenses (continued)

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

International Carbon Transition Equity–Institutional Class	$—	$14,739	$23	$128	$—
International Small Companies–Institutional Class	—	12,289	19,230	5,341	163,411
International Small Companies–Institutional Class Z	—	19,000	1,704	382	—
International Small Companies–Investor Class	38,900	8,663	1,744	500	18,386
Institutional Emerging Markets–Institutional Class	—	16,345	58,417	4,336	752,734
Institutional Emerging Markets–Institutional Class Z	—	10,814	4,710	1,886	—
Emerging Markets–Advisor Class	—	20,169	83,621	11,582	764,351
Emerging Markets ex China–Institutional Class	—	10,114	41	225	17
Chinese Equity–Institutional Class	—	10,213	47	360	40
Frontier Emerging Markets–Institutional Class	—	8,799	1,788	520	20,637
Frontier Emerging Markets–Institutional Class Z	—	10,163	493	103	—
Frontier Emerging Markets–Investor Class	7,303	8,495	851	372	4,539

5.	Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended April 30, 2024, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities

Global Equity	$83,558,053	$222,518,964

International Equity	1,255,460,025	1,910,165,178

International Developed Markets Equity	17,440,677	10,593,584

International Carbon Transition Equity	195,779	180,049

International Small Companies	41,452,836	58,518,753

Institutional Emerging Markets	146,531,926	1,009,123,843

Emerging Markets	118,706,187	293,762,509

Emerging Markets ex China	647,816	393,995

Chinese Equity	478,100	276,015

Frontier Emerging Markets	8,536,009	11,597,700

6.	Capital Share Transactions

Transactions in capital shares for the period ended April 30, 2024, were as follows for each Portfolio:

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	452,307	$17,774,516	95,224	$3,692,780	(2,909,717)	$(112,063,262)	(2,362,186)	$(90,595,966)

Institutional Class Z	62,482	2,496,669	39,321	1,526,460	(1,046,978)	(39,743,302)	(945,175)	(35,720,173)

Advisor Class	8,038	306,759	1,848	71,313	(63,620)	(2,486,379)	(53,734)	(2,108,307)

International Equity

Institutional Class	33,950,254	866,455,849	13,906,960	355,879,114	(65,134,824)	(1,669,562,613)	(17,277,610)	(447,227,650)

Institutional Class Z	10,705,186	275,882,739	3,547,022	90,697,342	(10,017,413)	(257,598,117)	4,234,795	108,981,964

Investor Class	1,138,673	29,113,387	294,238	7,541,313	(1,571,103)	(40,155,086)	(138,192)	(3,500,386)

International Developed Markets Equity

Institutional Class	1,662,518	21,441,759	113,844	1,451,506	(1,203,229)	(15,322,551)	573,133	7,570,714

International Carbon Transition Equity

Institutional Class	—	—	3,559	39,393	—	—	3,559	39,393

International Small Companies

Institutional Class	2,731,159	47,400,275	223,659	3,965,468	(3,270,452)	(56,825,414)	(315,634)	(5,459,671)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

6.	Capital Share Transactions (continued)

	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Institutional Class Z	245,829	$4,321,023	91,138	$1,615,886	(453,505)	$(7,933,439)	(116,538)	$(1,996,530)

Investor Class	172,334	2,966,621	18,393	322,619	(251,083)	(4,349,523)	(60,356)	(1,060,283)

Institutional Emerging Markets

Institutional Class	6,002,050	106,612,565	1,110,615	20,068,811	(52,265,501)	(934,000,692)	(45,152,836)	(807,319,316)

Institutional Class Z	518,698	9,291,398	91,344	1,655,142	(3,087,556)	(56,010,079)	(2,477,514)	(45,063,539)

Emerging Markets

Advisor Class	2,423,276	96,372,128	737,461	29,645,937	(6,909,120)	(276,375,938)	(3,748,383)	(150,357,873)

Emerging Markets ex China

Institutional Class	—	—	11,097	122,956	—	—	11,097	122,956

Chinese Equity

Institutional Class	55,003	250,272	3,803	19,123	(13,811)	(68,614)	44,995	200,781

Frontier Emerging Markets

Institutional Class	548,829	4,053,516	140,994	1,039,126	(1,215,639)	(9,051,923)	(525,816)	(3,959,281)

Institutional Class Z	320,679	2,355,914	139,059	1,034,600	(11,638)	(86,910)	448,100	3,303,604

Investor Class	14,508	111,106	11,985	88,208	(162,989)	(1,198,268)	(136,496)	(998,954)

Transactions in capital shares for the year ended October 31, 2023, were as follows for each Portfolio:
	Shares Sold	Proceeds From Shares Sold	Shares From Reinvested Dividends	Reinvestment of Dividends	Shares Redeemed	Payments for Shares Redeemed	Net Increase (Decrease) in Shares	Net Increase (Decrease) in Net Assets

Global Equity

Institutional Class	2,204,986	$75,161,035	—	$—	(6,937,233)	$(239,344,747)	(4,732,247)	$(164,183,712)

Institutional Class Z	329,954	11,734,484	—	—	(533,841)	(18,255,951)	(203,887)	(6,521,467)

Advisor Class	35,454	1,247,670	—	—	(218,595)	(7,420,144)	(183,141)	(6,172,474)

International Equity

Institutional Class	81,399,393	2,014,323,428	9,333,081	226,513,864	(151,333,207)	(3,716,312,694)	(60,600,733)	(1,475,475,402)

Institutional Class Z	20,489,688	506,639,820	3,108,984	75,392,867	(57,343,218)	(1,395,907,725)	(33,744,546)	(813,875,038)

Investor Class	2,288,624	56,760,239	170,920	4,155,057	(2,964,733)	(73,026,901)	(505,189)	(12,111,605)

International Developed Markets Equity

Institutional Class	8,639,845	105,083,733	628	7,529	(1,525,639)	(18,627,942)	7,114,834	86,463,320

International Carbon Transition Equity

Institutional Class*	188,400	1,884,000	—	—	(2,000)	(20,560)	186,400	1,863,440

International Small Companies

Institutional Class	9,185,243	156,914,699	622,630	10,453,958	(18,526,699)	(314,372,935)	(8,718,826)	(147,004,278)

Institutional Class Z**	7,368,685	126,637,139	—	—	(422,753)	(7,366,954)	6,945,932	119,270,185

Investor Class	333,692	5,551,943	34,209	568,556	(543,519)	(9,097,380)	(175,618)	(2,976,881)

Institutional Emerging Markets

Institutional Class	19,903,683	358,759,665	1,025,868	18,168,122	(63,214,882)	(1,135,672,706)	(42,285,331)	(758,744,919)

Institutional Class Z	1,105,545	20,131,038	204,188	3,624,335	(15,005,591)	(273,921,615)	(13,695,858)	(250,166,242)

Emerging Markets

Advisor Class	4,748,479	195,984,252	2,672,660	106,532,249	(17,172,140)	(707,149,845)	(9,751,001)	(404,633,344)

Emerging Markets ex China

Institutional Class	37,739	377,000	1,390	13,981	(17,636)	(177,201)	21,493	213,780

Chinese Equity

Institutional Class	668,258	4,144,303	1,922	12,320	(672,542)	(4,166,642)	(2,362)	(10,019)

Frontier Emerging Markets

Institutional Class	2,252,763	15,947,393	221,885	1,562,074	(4,892,951)	(34,461,182)	(2,418,303)	(16,951,715)

Institutional Class Z	—	—	303,966	2,158,160	(5,792,152)	(40,694,670)	(5,488,186)	(38,536,510)

Investor Class	113,690	797,107	15,828	111,273	(257,508)	(1,810,006)	(127,990)	(901,626)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

6.	Capital Share Transactions (continued)

*	For the period from December 21, 2022 (commencement of operations) through October 31, 2023.

**	For the period from April 4, 2023 (commencement of class) through October 31, 2023.

7.	Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at April 30, 2024, for each of the Portfolios were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation /

Portfolio	Appreciation	Depreciation	(Depreciation)	Cost

Global Equity	$289,615,379	$(24,053,796)	$265,561,583	$702,571,877

International Equity	4,731,166,372	(834,748,512)	3,896,417,860	10,053,654,598

International Developed Markets Equity	10,134,079	(4,750,408)	5,383,671	94,634,390

International Carbon Transition Equity	326,667	(98,436)	228,231	1,902,027

International Small Companies	114,379,378	(38,593,130)	75,786,248	432,815,104

Institutional Emerging Markets	423,469,423	(235,497,845)	187,971,578	954,370,148

Emerging Markets	336,870,833	(122,151,033)	214,719,800	696,959,700

Emerging Markets ex China	535,910	(234,761)	301,149	3,408,287

Chinese Equity	153,919	(1,124,474)	(970,555)	3,908,446

Frontier Emerging Markets	42,386,178	(7,271,622)	35,114,556	94,862,947

It is the policy of each Portfolio to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of April 30, 2024, and has concluded that no provisions for income tax are required. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The tax character of distributions paid during the fiscal years ended October 31, 2023 and 2022 were as follows:

	Distributions From

	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains

Portfolio	2023		2023		2022		2022

Global Equity	$—		$—		$25,226,683		$218,044,994

International Equity	372,907,024		—	**	304,870,793	***	229,955,619

International Developed Markets Equity	7,551		—		—		—

International Small Companies	3,730,166		7,560,817		1,591,579	***	15,922,215

Institutional Emerging Markets	26,042,216	*	—		44,801,573	***	—

Emerging Markets	11,041,094		101,851,087	**	20,227,648		269,068,922	****

Emerging Markets ex China	13,981		—		—		—

Chinese Equity	12,320		—		11,045		—

Frontier Emerging Markets	3,922,363		—		1,827,725		—

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

7.	Income Tax (continued)

*	This amount does not include tax equalization utilized of $3,914,746 which the Portfolio designated as being distributed to shareholders on their redemption of shares.

**

These amounts do not include tax equalization utilized of $82,083,602 and $25,738,842, respectively, which the Portfolios designated as being distributed to shareholders upon their redemption of shares.

***

These amounts do not include tax equalization utilized of $3,500,000, $423,069 and $2,057,893, respectively, which the Portfolios designated as being distributed to shareholders on their redemption of shares.

****	This amount does not include tax equalization utilized of $46,349,498 which the Portfolio designated as being distributed to shareholders upon their redemption of shares.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2023, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss

Portfolio	Carryforward	Carryforward

International Developed Markets Equity	$558,119	$—

International Small Companies	—	10,344,772

Institutional Emerging Markets	44,429,105	—

Chinese Equity	406,266	625,368

Frontier Emerging Markets	22,227,767	91,441,367

During the fiscal year ended October 31, 2023, the Global Equity, International Equity, Institutional Emerging Markets, and Emerging Markets ex China utilized $174,565, $58,148,818, $29,904,464, and $811 respectively, in capital loss carryforwards.

8.	Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the period ended April 30, 2024.

9.	Participation Notes

Each Portfolio may invest in participation notes. Participation notes are promissory notes that are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes are issued by banks or broker-dealers or their affiliates and allow a Portfolio to gain exposure to common stocks in markets where direct investment may not be allowed. Participation notes are generally traded over-the-counter. In addition to carrying the same risks associated with a direct investment in the underlying security, participation notes are subject to the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer(s) of the underlying security(ies). Participation notes may be more volatile and less liquid than other investments held by the Portfolios.

10.	Concentration of Ownership

At April 30, 2024, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of	%
	Shareholders	Ownership

Global Equity	3	55.06%*

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

10.	Concentration of Ownership (continued)

	No. of Shareholders	% Ownership

International Equity	2	31.65	%*

International Developed Markets Equity	2	86.21	%*

International Carbon Transition Equity	3	93.88%

International Small Companies	2	36.53	%*

Institutional Emerging Markets	2	63.65	%*

Emerging Markets	4	88.00	%*

Emerging Markets ex China	3	75.55%

Chinese Equity	2	62.29%

Frontier Emerging Markets	3	60.25	%*

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

11.	Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies; adverse fluctuations in foreign currency values; and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

The Frontier Emerging Markets Portfolio is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Frontier Emerging Markets Portfolio’s benchmark index. During periods when the Frontier Emerging Markets Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Frontier Emerging Markets Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At April 30, 2024, the Frontier Emerging Markets Portfolio’s investment in the Banking industry amounted to 33.82% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

The operations and financial results of the Fund may be impacted adversely by a decline in the market value of the Fund’s assets under management caused by conditions outside of the Fund’s control, including, but not limited to; financial crises, political or diplomatic developments in the U.S. or globally, including rising trade tensions, pandemics or other public health crises, trade wars, economic sanctions, social or civil unrest, insurrection, war, terrorism, natural disasters, or risks associated with global climate change, and other factors that are difficult to predict.

Investing in securities issued by companies located in Russia involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in securities issued by companies located in Russia involves risks associated with the settlement of portfolio transactions and loss of a Portfolio’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Such responses have resulted in the immediate freeze of certain Russian securities, and have impaired (and may continue to impair) the ability of a Portfolio to buy, sell, receive or deliver those securities, or dividend income related to those securities.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

April 30, 2024 (unaudited)

11.	Concentration of Risk (continued)

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. There is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

12.	Line of Credit

The Fund has a $300 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $300 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.25% on the line of credit and is allocated among the Portfolios.

For the period ended April 30, 2024, Global Equity had an outstanding balance for one day with a maximum balance of $31,500,000 at an average weighted interest rate of 6.58%. Institutional Emerging Markets had an outstanding balance for twelve days with a maximum balance of $120,000,000 at an average weighted interest rate of 6.58%.

13.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Harding, Loevner Funds, Inc.

Liquidity Risk Management Program

(unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), Harding, Loevner Funds, Inc. (the “Fund”) has adopted a liquidity risk management program (the “Program”) whose principal objectives include assessing, managing and periodically reviewing the liquidity risk of each series of the Fund (each, a “Portfolio” and together, the “Portfolios”), based on factors specific to the circumstances of each Portfolio.

The Board of Directors (the “Board”) of the Fund approved the Program and designated Harding Loevner LP as the administrator of the Program, acting through its Brokerage and Trading Advisory Committee (the “Administrator”). The Liquidity Rule and the Program require the Administrator to assess and review, at least annually, the liquidity risk of each Portfolio, and to consider whether any new or additional steps need to be taken or recommended to manage liquidity risk.

Pursuant to the Liquidity Rule, at the December 15, 2023 Board meeting, the Administrator provided the Board with an annual report that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation and any material changes to the Program (the “Liquidity Report”).

The Liquidity Report described the operation of the Program, including the process for categorizing portfolio securities into one of four liquidity categories, as defined in the Liquidity Rule, noting that the process is supervised by the Administrator. In addition, the Liquidity Report discussed the role of the Fund’s third-party liquidity classification data provider (the “Liquidity Data Provider”) in the classification process, including the techniques used and assumptions applied by the Liquidity Data Provider to analyze portfolio holdings and the quality and timeliness of the liquidity classification data provided to the Administrator by the Liquidity Data Provider.

The Liquidity Report then discussed the annual assessment and review of the Program undertaken by the Administrator. In its assessment and review of each Portfolio’s liquidity risk, the Administrator considered such information as it deemed appropriate, which included, among other factors:

• The Portfolios’ investment strategies and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the investment strategy and liquidity of each Portfolio during both normal and reasonably foreseeable stressed conditions, including whether each strategy involves a relatively more concentrated portfolio or large position sizes in particular issuers and whether, or to what extent, the investment strategy is appropriate for an open-end fund.

• Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions.

The Administrator reviewed the short- and long-term cash flow projections of each Portfolio during normal and reasonably foreseeable stressed conditions.

• Holdings of cash and cash equivalents, as well as borrowing arrangements.

The Administrator reviewed holdings of cash and cash equivalents as well as borrowings, including the credit facility applicable to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Portfolios.

The Administrator’s consideration of the foregoing information among other factors, as part of its assessment and review of each Portfolio’s liquidity risk, suggested to the Administrator there would be sufficient cash to satisfy redemption requests under both normal conditions, and under reasonably foreseeable stressed conditions.

Finally, the Liquidity Report noted that the Fund had not adopted an highly liquid investment minimum (“HLIM”) because each Portfolio is invested primarily in highly liquid securities, and that the Administrator continues to believe, based on the composition of each Portfolio over the first year of the Program, that an HLIM is not needed.

The Liquidity Report concluded by stating that there were no material changes made to the Program since its inception, and that the Administrator had determined based on its assessment that the Program was effectively implemented and appropriately tailored to the nature and degree of the Fund’s liquidity risk, both under normal and reasonably foreseeable stressed conditions.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

DIRECTORS AND PRINCIPAL OFFICERS OF THE FUND

David R. Loevner

Director and Chairman of the Board of Directors

Carolyn N. Ainslie

Director

Jill R. Cuniff

Director

R. Kelly Doherty

Director

Charles W. Freeman III

Director

Jason Lamin

Director

Alexandra K. Lynn

Director

Eric Rakowski

Director

Ryan Bowles

President

Tracy L. Dotolo

Chief Financial Officer and Treasurer

Brian D. Simon

Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Assistant Secretary

Tanya S. Tancheff

Secretary

Aaron J. Bellish

Assistant Treasurer

Tom Dula

Assistant Treasurer

Derek A. Jewusiak

Assistant Treasurer

Lisa Togneri

Assistant Treasurer

Lisa R. Price

Assistant Secretary

This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604 (877) 435-8105 www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1(a) of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Ryan Bowles
Ryan Bowles
(Principal Executive Officer)

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Ryan Bowles
Ryan Bowles
(Principal Executive Officer)

Date: June 24, 2024

By	/s/ Tracy L. Dotolo

Tracy L. Dotolo
(Principal Financial Officer)

Date: June 24, 2024